DRAFT 1/21/15

Schedule 14A Information

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
(Amendment No. _)

Filed by the Registrant                                   [X]

Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

[X] Preliminary Proxy Statement                 [  ] Confidential, for Use of the Commission

[  ] Definitive Proxy Statement                          Only (as permitted by Rule 14a-6(e)(2))

[  ] Definitive Additional Materials

[  ] Soliciting Material under Section 240.14a-12

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FRANKLIN MANAGED TRUST

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN VALUE INVESTORS TRUST

(Name of Registrant as Specified in its Charter)

Name of Person(s) Filing Proxy Statement, other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

# 1338728  v. 10

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Franklin Pelagos Commodities Strategy Fund

Franklin K2 Alternative Strategies Fund

FRANKLIN MANAGED TRUST

Franklin Rising Dividends Fund

FRANKLIN MUTUAL SERIES FUNDS

Franklin Mutual Beacon Fund

Franklin Mutual European Fund

Franklin Mutual Financial Services Fund

Franklin Mutual Global Discovery Fund

Franklin Mutual International Fund

Franklin Mutual Quest Fund

Franklin Mutual Shares Fund

FRANKLIN VALUE INVESTORS TRUST

Franklin All Cap Value Fund

Franklin Balance Sheet Investment Fund

Franklin Large Cap Value Fund

Franklin MicroCap Value Fund

Franklin MidCap Value Fund

Franklin Small Cap Value Fund

A special joint meeting of shareholders of Franklin Alternative Strategies Funds (“FASF”), Franklin Managed Trust (“FMT”), Franklin Mutual Series Funds (“FMSF”) and Franklin Value Investors Trust (“FVIT,” and together with FASF, FMT and FMSF, the “Trusts,” or individually, a “Trust”), on behalf of the series of each Trust (together, the “Funds,” and individually, a “Fund”), will be held on April 7, 2015, to vote on several important proposals that affect the Funds.  Please read the enclosed materials and cast your vote on the proxy card(s).

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

The proposals for each Trust and Fund have been carefully reviewed by the Board of Trustees of that Trust (each, a “Board,” and together, the “Boards”). The Trustees of a Trust, most of whom are not affiliated with Franklin Templeton Investments, are responsible for protecting your interests as a shareholder.  Each of your Funds’ Boards recommends that you vote FOR each of proposals 1 through 5 and AGAINST proposals 6a–6e that relate to your Funds.

Voting is quick and easy.  Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it (them) in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet.  Simply call the toll-free number or visit the web site indicated on your proxy card(s), and follow the instructions.

If you have any questions before you vote, please call D.F. King & Co., Inc., an ASTOne Company (“D.F. King”), our proxy solicitor, at 1‑888-502-0385 ([8:00] a.m.-[10:00] p.m., Eastern time, Monday through Friday, and [11:00] a.m.-[4:00] p.m., Eastern time, Saturday).  We’ll be glad to help you get your vote in quickly.  Thank you for your participation in this important initiative.

The following Q&A is provided to assist you in understanding the proposals that affect your Fund(s). The proposals are described in greater detail in the enclosed proxy statement. We appreciate your placing your trust in Franklin Templeton Investments and look forward to continuing to help you achieve your financial goals. Important information to help you understand and vote on the proposals

# 1338728  v. 10

Below is a brief overview of the proposals to be voted upon. The proxy statement provides more information on which proposals are to be voted upon by each Fund’s shareholders. Your vote is important, no matter how large or small your holdings may be.

What proposals am I being asked to vote on?

Shareholders are being asked to vote on the following proposals:

1.            To elect a Board of Trustees.

2.            For each Fund of FMSF (together, the “Mutual Series Funds,” and individually, a “Mutual Series Fund”), to approve an amendment to the current fundamental investment restriction regarding investments in commodities.

3.            For each Fund, except Franklin K2 Alternative Strategies Fund and Franklin Pelagos Commodities Strategy Fund,[1] to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

4.            For each Fund of FVIT (together, the “FVIT Funds,” and individually, a “FVIT Fund”), to approve an agreement and plan of reorganization that provides for the reorganization of FVIT from its current form of organization as a Massachusetts business trust to a newly formed Delaware statutory trust.

5.            For Franklin Mutual European Fund (the “European Fund”), to approve a new subadvisory agreement with Franklin Templeton Investment Management Limited.

6a–6d.   For Franklin Mutual Shares Fund, Franklin Mutual Global Discovery Fund and Franklin Mutual Quest Fund, if properly presented, one or more shareholder proposals requesting that the FMSF Board institute procedures to prevent holding investments in companies that, in the judgment of the FMSF Board, substantially contribute to genocide or crimes against humanity.

6e.          For Franklin Mutual Shares Fund, if properly presented, a shareholder proposal requesting that the FMSF Board institute oversight procedures to screen out investments in companies that, in the judgment of the FMSF Board, substantially contribute to genocide, patterns of extraordinary and egregious violations of human rights, or crimes against humanity, in order to ensure that Franklin Templeton is an ethically managed company that respects the spirit of international law and is a responsible member of society.

Has each Fund’s Board of Trustees approved the proposals that relate to that Fund?

The Boards have unanimously approved proposals 1 through 5 and recommend that you vote to approve those proposals that apply to your Fund(s).  The FMSF Board has not approved proposals 6a–6e and recommends that you vote AGAINST those proposals that apply to your Fund(s).

1.            To elect a Board of Trustees.

What role does the Board play?

The Board of each Trust has the responsibility for looking after the interests of the shareholders of the Funds comprising the Trust.  As such, the Board of Trustees has an obligation to serve the best interests of shareholders, including approving policy changes. In addition, the Board reviews fund performance, oversees Fund activities, and reviews contractual arrangements with companies that provide services to the Fund.

[1]      The shareholders of Franklin K2 Alternative Strategies Fund and Franklin Pelagos Commodities Strategy Fund previously have approved such Fund’s operation using a “manager of managers” structure.

# 1338728  v. 10

What is the affiliation of the Board and Franklin Templeton Investments?

Each Board currently has, and is proposed to continue to have, at least 75% of its trustees be “independent” and to have two or three “interested” trustees.  Trustees are determined to be “interested” by virtue of, among other things, their affiliation with the Franklin Templeton funds or with Franklin Templeton Investments as fund management.  Independent trustees have no affiliation with Franklin Templeton Investments and are compensated by each individual Trust that they serve.

2.            For each Mutual Series Fund, to approve an amendment to the current fundamental investment restriction regarding investments in commodities.

What is the fundamental investment restriction regarding investments in commodities?

The Investment Company Act of 1940 (the “1940 Act”) requires every investment company to adopt a fundamental investment policy governing the purchase and sale of commodities.  A “fundamental” policy may be modified only by a vote of a majority of the investment company’s outstanding voting securities (as defined in the 1940 Act).

Currently, each Mutual Series Fund is subject to a fundamental investment restriction regarding investments in commodities, which was intended to permit a Mutual Series Fund to invest in commodities or commodity contracts, including physical commodities, as long as such investments would not subject the Fund to regulation by the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator.

Since the initial adoption of this restriction for the Mutual Series Funds, the financial markets and regulatory requirements regarding commodities and commodity interests have evolved.  The Mutual Series Funds’ investment manager believes that it is in the Mutual Series Funds’ best interest to amend the current fundamental investment restriction in order to provide the Funds’ with the flexibility to invest in accordance with their historic investment strategy, and, subject to oversight of the FMSF Board, react to changes in financial markets and the development of new investment opportunities and instruments.

What will be the effect of the amendment to my Fund’s current fundamental investment restriction regarding investments in commodities?

The FMSF Board and the Mutual Series Funds’ investment manager do not anticipate any changes to the manner in which the Mutual Series Funds are managed as a result of the proposed amendment to the fundamental investment restriction on investments in commodities.

3.            For each Fund, except Franklin K2 Alternative Strategies Fund and Franklin Pelagos Commodities Strategy Fund, to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

What is the purpose of the Manager of Managers Structure?

Shareholders of each Fund, except Franklin K2 Alternative Strategies Fund and Franklin Pelagos Commodities Strategy Fund, are being asked to approve the use of a “manager of managers” structure that would permit the Fund’s investment manager, subject to Board approval, to appoint and replace subadvisers that are affiliated with Franklin Templeton Investments, and subadvisers that are not affiliated with Franklin Templeton Investments, without obtaining prior shareholder approval (the “Manager of Managers Structure”).  The Manager of Managers Structure would enable such Fund to operate with greater efficiency in the future by allowing the Fund to use both affiliated and unaffiliated subadvisers best suited to its needs without incurring the expense and potential delays that could be associated with obtaining shareholder approvals.

How will the Manager of Managers Structure affect my Fund?

The use of the Manager of Managers Structure will not change the fees paid to the investment manager by a Fund.  The Manager of Managers Structure is not expected to be used for the Funds because the respective investment managers do not anticipate any near-term changes to the portfolio management process for the Funds.  As discussed in Proposal 5, below, shareholders of the European Fund are being asked to approve a new subadvisory agreement for the Fund, which approval would not be necessary if the Fund had been authorized to use the Manager of Managers Structure. The Board of each Fund determined to seek shareholder approval of the Manager of Managers Structure in connection with this joint special shareholder meeting, which was otherwise called for purposes of voting on other matters described in the proxy statement, to avoid additional meeting and proxy solicitation costs in the future.

4.            For each FVIT Fund, to approve an agreement and plan of reorganization (the “Plan”) that provides for the reorganization of FVIT from its current form of organization as a Massachusetts business trust to a newly formed Delaware statutory trust.

What is the purpose of the Plan?

The purpose of the Plan is to reorganize FVIT from a Massachusetts business trust into a newly organized Delaware statutory trust. The Board of FVIT believes that a fund operating as a Delaware statutory trust is able to simplify its operations and has more flexibility to adjust its operations to changes in competitive or regulatory conditions. In addition, the Board of FVIT believes that it may be more efficient if FVIT is organized in the same structure as most of the other funds in the Franklin Templeton Investments fund complex, which are organized as Delaware statutory trusts.

How will such a reorganization affect my FVIT Fund?

It is not anticipated that the reorganization of FVIT, if approved by shareholders, would affect your investment in an FVIT Fund or how the Fund is managed on a day-to-day basis.  The reorganization of FVIT will not change its Board members, officers, investment policies or strategies or any of its service providers, including investment manager(s), or their fees. The reorganization will not alter the FVIT Board members’ existing duties to act with due care and in the shareholders’ interests.

5.            For the European Fund, to approve a new subadvisory agreement with Franklin Templeton Investment Management Limited.

Why is Franklin Templeton Investment Management Limited recommended to serve as Franklin Mutual European Fund’s subadviser?

The purpose of the proposed subadvisory agreement with Franklin Templeton Investment Management Limited (“FTIML”) is to allow Steven Bowen, a research analyst with FTIML, to join the European Fund’s portfolio management team.  Mr. Bowen specializes in the analysis of European and Asian equities, and has worked closely with the European Fund’s existing portfolio management team on investment strategy.

What effect will the proposed addition of the subadviser have on the European Fund’s management fees?

The addition of FTIML as a subadviser to the European Fund will have no impact on the amount of the management fees that are paid by the European Fund because FTIML’s fees will be deducted from the fees the investment manager receives from the European Fund.

6a–6e.   If properly presented, for Franklin Mutual Shares Fund, Franklin Mutual Global Discovery Fund and Franklin Mutual Quest Fund, one or more shareholder proposals requesting the FMSF Board to approve procedures to prevent or screen out investments in companies that, in the judgment of the FMSF Board, substantially contribute to genocide or crimes against humanity.

Why is the FMSF Board recommending a vote against Proposals 6a–6e?

As discussed more completely in the proxy statement, the FMSF Board believes that Franklin Templeton’s investment approach is preferable to that recommended by the shareholder proposals.

# 1338728  v. 10

Who is D.F. King?

D.F. King is a company not affiliated with the funds or with Franklin Templeton Investments that the Trusts, on behalf of the Funds, hired to call shareholders and record proxy votes.  In order to hold a shareholder meeting, a certain percentage of a Fund’s shares (often referred to as “quorum”) must be represented at the meeting.  If a quorum is not attained, the meeting must adjourn to a future date.  The Funds may attempt to reach shareholders through multiple mailings to remind them to cast their vote.  As the meeting approaches, phone calls may be made to shareholders who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each share you own of a Fund on the record date.  The record date is January 27, 2015.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it (them) in the enclosed postage-paid envelope.  You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions.  In addition, you may also vote through the Internet by visiting the website printed on your proxy card(s) and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call D.F. King at 1-888-502-0385.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

# 1338728  v. 10

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Franklin Pelagos Commodities Strategy Fund

Franklin K2 Alternative Strategies Fund

FRANKLIN MANAGED TRUST

Franklin Rising Dividends Fund

FRANKLIN MUTUAL SERIES FUNDS

Franklin Mutual Beacon Fund

Franklin Mutual European Fund

Franklin Mutual Financial Services Fund

Franklin Mutual Global Discovery Fund

Franklin Mutual International Fund

Franklin Mutual Quest Fund

Franklin Mutual Shares Fund

FRANKLIN VALUE INVESTORS TRUST

Franklin All Cap Value Fund

Franklin Balance Sheet Investment Fund

Franklin Large Cap Value Fund

Franklin MicroCap Value Fund

Franklin MidCap Value Fund

Franklin Small Cap Value Fund

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Special Joint Meeting of Shareholders of Franklin Alternative Strategies Funds (“FASF”), Franklin Managed Trust (“FMT”), Franklin Mutual Series Funds (“FMSF”) and Franklin Value Investors Trust (“FVIT,” and together with FASF, FMT and FMSF, the “Trusts,” or individually, a “Trust”), on behalf of the series of each Trust (together, the “Funds,” and individually, a “Fund”), which will be held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906, scheduled for April 7, 2015, at 10:00 a.m., Pacific time.  The enclosed materials discuss the proposals (the “Proposals”) to be voted on at the meeting, and contain the Notice of Special Meeting, proxy statement and proxy card(s).  A proxy card is, in essence, a ballot.  When you vote your proxy, it tells us how you wish to vote on important issues relating to the Fund(s) in which you invested.  If you specify a vote on a Proposal, your proxy will be voted as you indicate.  If you specify a vote on all Proposals on which you are entitled to vote, your proxy will be voted as you indicate. If you specify a vote for one or more Proposals on which you are entitled to vote, but not all, your proxy will be voted as specified on such Proposals and, on the Proposal(s) for which no vote is specified, your proxy will be voted in accordance with the Trustees’ recommendations beginning on page 2 of the proxy statement.  If you simply sign, date and return the proxy card(s), but do not specify a vote on any Proposal, your proxy will be voted in accordance with the Trustees’ recommendations beginning on page 2 of the proxy statement.

We urge you to review carefully the Proposals in the proxy statement.  Then, please fill out and sign the proxy card(s) and return it (them) to us so that we know how you would like to vote.  When shareholders return their proxies promptly, additional costs of having to conduct additional mailings may be avoided.  If you own shares of more than one Fund, you will receive a proxy card FOR EACH FUND in which you own shares. PLEASE COMPLETE, SIGN AND RETURN each proxy card you receive.

We welcome your comments.  If you have any questions or would like to quickly vote your shares, call D.F. King & Co., Inc., an ASTOne Company, our proxy solicitor, toll-free at 1-888-502-0385.  Agents are available [8:00] a.m. – [10:00] p.m., Eastern time, Monday through Friday, and [11:00] a.m. – [4:00] p.m., Eastern time, Saturday.

# 1338728  v. 10

TELEPHONE AND INTERNET VOTING For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, instructions are enclosed.

# 1338728  v. 10

[THIS PAGE INTENTIONALLY LEFT BLANK]

# 1338728  v. 10

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Franklin Pelagos Commodities Strategy Fund

Franklin K2 Alternative Strategies Fund

FRANKLIN MANAGED TRUST

Franklin Rising Dividends Fund

FRANKLIN MUTUAL SERIES FUNDS

Franklin Mutual Beacon Fund

Franklin Mutual European Fund

Franklin Mutual Financial Services Fund

Franklin Mutual Global Discovery Fund

Franklin Mutual International Fund

Franklin Mutual Quest Fund

Franklin Mutual Shares Fund

FRANKLIN VALUE INVESTORS TRUST

Franklin All Cap Value Fund

Franklin Balance Sheet Investment Fund

Franklin Large Cap Value Fund

Franklin MicroCap Value Fund

Franklin MidCap Value Fund

Franklin Small Cap Value Fund

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

The Boards of Trustees of Franklin Alternative Strategies Funds (“FASF”), Franklin Managed Trust (“FMT”), Franklin Mutual Series Funds (“FMSF”) and Franklin Value Investors Trust (“FVIT,” and together with FASF, FMT and FMSF, the “Trusts,” or individually, a “Trust”), on behalf of the series of each Trust (together, the “Funds,” and individually, a “Fund”), have called a Special Meeting of Shareholders (the “Meeting”) of the Funds, which will be held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on April 7, 2015, at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Funds will be asked to vote on the following Proposals:

1.            To elect a Board of Trustees.

2.            For each Fund of FMSF, to approve an amendment to the current fundamental investment restriction regarding investments in commodities.

3.            For each Fund, except Franklin K2 Alternative Strategies Fund and Franklin Pelagos Commodities Strategy Fund, to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

4.            For each Fund of FVIT, to approve an agreement and plan of reorganization that provides for the reorganization of FVIT from its current form of organization as a Massachusetts business trust to a newly formed Delaware statutory trust.

5.            For Franklin Mutual European Fund, to approve a new subadvisory agreement with Franklin Templeton Investment Management Limited.

# 1338728  v. 10

6a–6e.   If properly presented, for Franklin Mutual Shares Fund, Franklin Mutual Global Discovery Fund and Franklin Mutual Quest Fund, one or more shareholder proposals requesting that the FMSF Board of Trustees institute procedures to prevent holding investments in companies that, in the judgment of the FMSF Board, substantially contribute to genocide or crimes against humanity.

By Order of the Boards of Trustees,

Steven J. Gray

Secretary

[_______], 2015

Please sign and promptly return the proxy card(s) or voting instruction form(s) in the enclosed self-addressed envelope regardless of the number of shares you own.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 7, 2015

The Notice of Special Meeting of Shareholders, proxy statement and form of proxy are available on the Internet at http://www.franklintempleton.com. The form of proxy on the Internet site cannot be used to cast your vote.

If you have any questions, would like to vote your shares, or wish to obtain directions to be able to attend the Meeting and vote in person, please call D.F. King & Co., Inc., an ASTOne Company, our proxy solicitor, toll free at 1-888-502-0385.

# 1338728  v. 10

PROXY STATEMENT

TABLE OF CONTENTS

PROPOSAL 2:              FOR EACH MUTUAL SERIES FUND, TO APPROVE AN AMENDMENT TO THE CURRENT FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTMENTS IN COMMODITIES... 20

PROPOSAL 3:              FOR EACH FUND, EXCEPT FRANKLIN K2 ALTERNATIVE STRATEGIES FUND AND FRANKLIN PELAGOS COMMODITIES STRATEGY FUND, TO APPROVE THE USE OF A “MANAGER OF MANAGERS” STRUCTURE WHEREBY THE FUND’S INVESTMENT MANAGER WOULD BE ABLE TO HIRE AND REPLACE SUBADVISERS WITHOUT SHAREHOLDER APPROVAL... 23

PROPOSAL 4:              FOR EACH FVIT FUND, TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION THAT PROVIDES FOR THE REORGANIZATION OF FVIT TO A DELAWARE STATUTORY TRUST... 25

PROPOSAL 5:              FOR FRANKLIN MUTUAL EUROPEAN FUND, TO APPROVE A NEW SUBADVISORY AGREEMENT WITH FRANKLIN TEMPLETON INVESTMENT MANAGEMENT LIMITED... 29

PROPOSALS 6a–6e:   SHAREHOLDER PROPOSALS REQUESTING THAT THE FMSF BOARD INSTITUTE PROCEDURES TO PREVENT HOLDING INVESTMENTS IN COMPANIES THAT, IN THE JUDGMENT OF THE BOARD,  SUBSTANTIALLY CONTRIBUTE TO GENOCIDE OR CRIMES AGAINST HUMANITY......................................................................................................... 34

♦  ADDITIONAL INFORMATION ABOUT THE FUNDS............................................................................................................................................................................................. 38

♦  FURTHER INFORMATION ABOUT VOTING AND THE MEETING..................................................................................................................................................................... 41

Exhibit A-1                  Nominating Committee Charter (for FMT and FVIT).......................................................................................................................................................... A-1-1

Exhibit A-2                  Nominating and Corporate Governance Committee Charter (for FMSF and FASF)......................................................................................................... A-2-1

Exhibit B                      Audit Fees... B-1

# 1338728  v. 10

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Franklin Pelagos Commodities Strategy Fund

Franklin K2 Alternative Strategies Fund

FRANKLIN MANAGED TRUST

Franklin Rising Dividends Fund

FRANKLIN MUTUAL SERIES FUNDS

Franklin Mutual Beacon Fund

Franklin Mutual European Fund

Franklin Mutual Financial Services Fund

Franklin Mutual Global Discovery Fund

Franklin Mutual International Fund

Franklin Mutual Quest Fund

Franklin Mutual Shares Fund

FRANKLIN VALUE INVESTORS TRUST

Franklin All Cap Value Fund

Franklin Balance Sheet Investment Fund

Franklin Large Cap Value Fund

Franklin MicroCap Value Fund

Franklin MidCap Value Fund

Franklin Small Cap Value Fund

PROXY STATEMENT

♦ INFORMATION ABOUT VOTING

Who is asking for my vote?

The Boards of Trustees of Franklin Alternative Strategies Funds (“FASF”), Franklin Managed Trust (“FMT”), Franklin Mutual Series Funds (“FMSF”) and Franklin Value Investors Trust (“FVIT,” and together with FASF, FMT and FMSF, the “Trusts,” or individually, a “Trust”), on behalf of the series of each Trust (together, the “Funds,” and individually, a “Fund”), in connection with a Special Joint Meeting of Shareholders of the Funds to be held on April 7, 2015 (the “Meeting”), have requested your vote on several matters.

Who is eligible to vote?

Shareholders of record at the close of business on January 27, 2015, are entitled to be present and to vote at the Meeting or any adjourned Meeting.  Each share of record of a Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter relating to that Fund presented at the Meeting.  The Notice of Special Joint Meeting, the proxy cards and the proxy statement were first mailed to shareholders of record on or about [_________], 2015.

On what issues am I being asked to vote?

Shareholders are being asked to vote on the following Proposals:

1.            To elect a Board of Trustees;

2.            For the following Funds, to approve an amendment to the current fundamental investment restriction regarding investments in commodities:

# 1338728  v. 10

Franklin Mutual Beacon Fund Franklin Mutual European Fund Franklin Mutual Financial Services Fund Franklin Mutual Global Discovery Fund	Franklin Mutual International Fund Franklin Mutual Quest Fund Franklin Mutual Shares Fund

                              (these Funds are referred to in this proxy statement as the “Mutual Series Funds”);

3.            For the following Funds, to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval:

Franklin Mutual Beacon Fund

Franklin Mutual European Fund

Franklin Mutual Financial Services Fund

Franklin Mutual Global Discovery Fund

Franklin Mutual International Fund

Franklin Mutual Quest Fund

Franklin Mutual Shares Fund

Franklin All Cap Value Fund

Franklin Balance Sheet Investment Fund

Franklin Large Cap Value Fund

Franklin MicroCap Value Fund

Franklin MidCap Value Fund

Franklin Small Cap Value Fund

Franklin Rising Dividends Fund

4.            For the following Funds, to approve an agreement and plan of reorganization that provides for the reorganization of Franklin Value Investors Trust (“FVIT”) from its current form of organization as a Massachusetts business trust to a newly formed Delaware statutory trust:

Franklin All Cap Value Fund Franklin Balance Sheet Investment Fund Franklin Large Cap Value Fund	Franklin MicroCap Value Fund Franklin MidCap Value Fund Franklin Small Cap Value Fund

                              (these Funds are referred to in this proxy statement as the “FVIT Funds”);

5.            For Franklin Mutual European Fund (the “European Fund”), to approve a new subadvisory agreement with Franklin Templeton Investment Management Limited.

6a–6e.   If properly presented, for Franklin Mutual Shares Fund, Franklin Mutual Global Discovery Fund and Franklin Mutual Quest Fund, one or more shareholder proposals requesting the FMSF Board of Trustees institute procedures to prevent holding investments in companies that, in the judgment of the FMSF Board, substantially contribute to genocide or crimes against humanity.

How does the Board of my Fund recommend that I vote?

The Boards of the Funds unanimously recommend that you vote:

1.            For all Funds – FOR the election of all nominees as Trustees;

2.            For all Mutual Series Funds – FOR the approval of an amendment to the current fundamental investment restriction regarding investments in commodities;

3.            For all Funds (except Franklin K2 Alternative Strategies Fund and Franklin Pelagos Commodities Strategy Fund) – FOR the approval of the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval;

4.            For all FVIT Funds – FOR the approval of an agreement and plan of reorganization that provides for the reorganization of FVIT to a Delaware statutory trust; and

# 1338728  v. 10

5.            For the European Fund – FOR the approval of a new subadvisory agreement with Franklin Templeton Investment Management Limited.

6a–6e.   For Franklin Mutual Shares Fund, Franklin Mutual Global Discovery Fund and Franklin Mutual Quest Fund – AGAINST shareholder proposals requesting that the FMSF Board institute procedures to prevent holding investments in companies that, in the judgment of the FMSF Board,  substantially contribute to genocide or crimes against humanity.

How do I ensure that my vote is accurately recorded?

You may submit your Proxy card(s) in one of four ways:

•        By Internet.  The web address and instructions for voting can be found on the enclosed Proxy card(s). You will be required to provide your control number located on the Proxy card(s).

•        By Telephone.  The toll-free number for telephone voting can be found on the enclosed Proxy card(s). You will be required to provide your control number located on the Proxy card(s).

•        By Mail. Mark the enclosed Proxy card(s), sign and date it, and return it in the postage-paid envelope we provided.  Joint owners must each sign the Proxy card(s).

•        In Person at the Meeting. You can vote your shares in person at the Meeting.

If you require additional information regarding the Meeting, you may contact D.F. King & Co., Inc., an ASTOne Company (“D.F. King”), the proxy solicitor, toll-free at 1-888-502-0385.  Please see the section entitled “Further Information About Voting and the Meeting” for more information on D.F. King.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified.  If you specify a vote on any of the Proposals, your proxy will be voted as you indicate.  If you specify a vote on one or more Proposals but not the other Proposals, your proxy will be voted as specified on such Proposal(s) and, on the Proposal(s) for which no vote is specified, your proxy will be voted in accordance with the Trustees’ recommendations beginning on page 2 of this proxy statement.  If you simply sign, date and return the proxy card(s), but do not specify a vote on any of the Proposals on which you are entitled to vote, your proxy will be voted in accordance with the Trustees’ recommendations beginning on page 2 of this proxy statement.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the appropriate Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

What if my shares are held in a brokerage account?

If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a “legal proxy” from your broker and present it to the Inspector of Elections at the Meeting.  Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card to your broker rather than to the appropriate Fund.

May I attend the Meeting in Person?

Shareholders of record at the close of business on January 27, 2015 are entitled to attend the Meeting. Eligible shareholders who intend to attend the Meeting in person will need to bring proof of share ownership as of January 27, 2015 and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting.  Seating is very limited.  Shareholders without proof of ownership and identification will not be admitted.

# 1338728  v. 10

♦  THE PROPOSALS

PROPOSAL 1:       TO ELECT A BOARD OF TRUSTEES

How are nominees selected?

The Board of Trustees of each Trust (the “Board” or the “Trustees”) has a Nominating Committee.[2] The Nominating Committee for each of FMSF and FASF is comprised of Burton J. Greenwald (Chair), Jan Hopkins Trachtman, Charles Rubens II and Robert E. Wade.  The Nominating Committee for each of FVIT and FMT is comprised of Burton J. Greenwald (Chair), David W. Niemiec, Charles Rubens II, Robert E. Wade and Gregory H. Williams.  None of the members of the Nominating Committees of the Trusts is an “interested person” of that Trust as defined by the Investment Company Act of 1940, as amended (“1940 Act”).  Trustees who are not interested persons of a Trust are referred to as the “Independent Trustees,” and Trustees who are interested persons of a Trust are referred to as the “Interested Trustees.”

Each Trust’s Nominating Committee is responsible for selecting candidates to serve as Trustees for that Trust and recommending such candidates (a) for selection and nomination as Independent Trustees by the incumbent Independent Trustees and the full Board; and (b) for selection and nomination as Interested Trustees by the full Board. In considering a candidate’s qualifications, the Nominating Committee generally considers the potential candidate’s educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Trustee: (1) that such candidate be independent from relationships with the Trust’s investment manager(s) and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder, (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member, and (3) that such candidate have no continuing relationship as a director, officer or board member of any open-end or closed-end investment company other than those within the Franklin Templeton Investments fund complex.  Each Trust’s Nominating Committee has not adopted any specific policy on the issue of diversity, but will take this into account, among other factors, in its consideration of new candidates to the Board.

When a Trust’s Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Board members, including any recommendations by “Qualifying Fund Shareholders” (as defined below). Such individuals are evaluated based upon the criteria described above. To date, each Trust’s Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates.  A Trust’s Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust’s offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Board member, including as an Independent Trustee, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of such Trust having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Trust which are owned of record and beneficially by the Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission (“SEC”) had the nominee been nominated by the Board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Trustee of the Trust if so nominated and elected/appointed.

[2]      For FMSF and FASF, the Nominating Committee’s full name is the Nominating and Corporate Governance Committee.  For purposes of this proxy statement, each such Committee is referred to simply as the “Nominating Committee.”

# 1338728  v. 10

A Trust’s Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

 Each Board has adopted and approved a formal written Charter for its Nominating Committee.  Copies of the Charters are attached to this proxy statement as Exhibit A-1 (for FVIT and FMT) and Exhibit A-2 (for FMSF and FASF).

Who are the nominees for Trustee of my Trust?

               The Boards of FMSF and FASF currently are identical and comprised of nine Trustees.  The Boards of FMT and FVIT currently are identical and comprised of six Trustees, three of whom also serve on the Boards of FMSF and FASF.  Each Board has determined that it would be in the best interests of the Funds and their respective shareholders that the Boards of each Trust be comprised of the same “independent” Trustees (the “Board Combination”).  Each Board believes that the Board Combination will, among other benefits, enhance the composition of the Boards, provide opportunities to achieve certain operational efficiencies and improve succession planning for the current Boards.  In reaching the conclusion that the Board Combination is in the best interests of the Trusts and their respective shareholders, the Boards considered a number of factors, including the following:

•        the background, experience, reputation, skill sets and diversity of the nominees and the Boards as a whole;

•        potential benefits to shareholders, including opportunities for enhanced efficiency associated with uniform Board oversight, such as reducing the need to have separate meetings and materials to consider the same or substantially similar matters, and the alignment and streamlining of resources needed to support Board reporting and interaction, including in areas such as compliance, regulatory and risk management oversight;

•        improved Board succession planning resulting from the newly constituted Boards;

•        the independence of those nominees who will serve as “independent” Trustees;

•        potential for additional uniformity of policies and procedures across the Funds;

•        additional strength in the Boards’ bargaining position when interfacing with management and other service providers of the Funds;

•        the governance of the Boards following the Meeting;

•        improvement of long-term prospects for attracting and retaining qualified individuals to serve as Trustees of the Trusts; and

•        the process, timing and costs associated with the election and service of Trustees and the increase in the size of the Boards.

The Funds within each Trust are also supervised by that Trust’s Board.  Shareholders of each Trust are being asked to vote only for the election of the Trustees that will supervise their Trust.  The nominees for Independent Trustee and Interested Trustee of each Trust are listed below.  All of the nominees, with the exception of Jennifer M. Johnson, currently serve on more than one Board.  Jennifer M. Johnson does not currently serve on the Board of any Trust.  We have noted by footnote which of the nominees are not presently serving on a Trust’s Board to which they have been nominated.

# 1338728  v. 10

Nominees for Independent Trustee

Edward I. Altman a

Ann Torre Bates a

Burton J. Greenwald

Keith Mitchell a

David W. Niemiec b

Charles Rubens II

Jan Hopkins Trachtman a

Robert E. Wade

Gregory H. Williams b

a  Messrs. Altman and Mitchell and Mses. Bates and Trachtman do not currently serve on the Boards of FMT and FVIT.

b  Messrs. Niemiec and Williams do not currently serve on the Boards of FASF and FMSF.

Nominees for Interested Trustee

Gregory E. Johnson (All Trusts) c

Jennifer M. Johnson (FASF, FMT and FVIT only)d

Peter A. Langerman (FMSF only)

William J. Lippman (FMT and FVIT only)

c  Mr. Johnson does not currently serve on the Boards of FMT and FVIT.

d Ms. Johnson does not currently serve on the Boards of FASF, FMT and FVIT.

If elected, each nominee will hold office until the next meeting of shareholders at which Trustees are elected and until his or her successor shall be elected and qualify, or until his or her earlier death, resignation or removal. All of the nominees, other than Ms. Johnson, are also directors or trustees of other investment companies within the Franklin Templeton Investments fund complex.  Among the nominees, Gregory E. Johnson, Jennifer M. Johnson, Peter A. Langerman and William J. Lippman are deemed to be Interested Trustee nominees.

Interested Trustees of the Trusts hold, or formerly held, director and/or officer positions with, or are stockholders of, Franklin Resources, Inc. (“Resources”) and its affiliates.  Resources, a global investment management organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange (“NYSE”) listed holding company (NYSE: BEN). Rupert H. Johnson, Jr., Vice President of FVIT and FMT, is the uncle of Gregory E. Johnson and Jennifer M. Johnson, who are siblings and nominees for Interested Trustee of the Trusts. There are no other family relationships among the officers or nominees for Trustee.

Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated to service as Trustee(s).

Some of the nominees for a Trust are standing for election by shareholders of that Trust for the first time.  Set forth in the table below are the nominees who are standing for election by shareholders for the first time, the Board(s) to which they are nominated to serve and the person(s) who initially recommended them for consideration as nominees for Board membership:

Independent Trustee Nominees:	Trust(s) for which Nominee is to be elected by shareholders for the first time:	Recommended by:
Edward I. Altman	FVIT, FMT	An incumbent Independent Board Member
Ann Torre Bates	FVIT, FMT	An incumbent Independent Board Member
Keith Mitchell	FVIT, FMT, FSMF	An incumbent Independent Board Member
David W. Niemiec	FVIT, FMT, FMSF, FASF	An incumbent Independent Board Member
Jan Hopkins Trachtman	FVIT, FMT, FMSF	An incumbent Independent Board Member
Gregory H. Williams	FVIT, FMT, FMSF, FASF	An incumbent Independent Board Member
Interested Trustee Nominees:
Gregory E. Johnson	FVIT, FMT	Executive Officers of Franklin Resources, Inc.
Jennifer M. Johnson	FVIT, FMT, FASF	Executive Officers of Franklin Resources, Inc.

# 1338728  v. 10

Listed below with the business activities of the nominees are their names and years of birth, the Board(s) on which they serve or are nominated to serve, their positions and length of service on the Board(s), and the number of Fund portfolios in the Franklin Templeton Investments fund complex that they oversee.

Nominees for Independent Trustee:

Name, Year of Birth and Address	Position	Length of Time Served*	Number of Portfolios in Fund Complex Overseen or to be Overseen by Trustee**	Other Directorships Held During at Least the Past Five Years

Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee (FMSF, FASF) Nominee (FVIT, FMT)	Since 1987	[10]	None

Principal Occupation During at Least the Past 5 Years:

Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee (FMSF, FASF) Nominee (FVIT, FMT)	Since 1995	[36]

Navient Corporation (loan management, servicing and asset recovery) (May 2014-present), Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010) and SLM Corporation (Sallie Mae) (1997- 2014).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

# 1338728  v. 10

Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee (all Trusts)	Since 2002	[17]	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC and Fiduciary International Ireland Limited.

Principal Occupation During at Least the Past 5 Years:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Keith E. Mitchell (1954) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee (FMSF, FASF) Nominee (FVIT, FMT)	Since 2009	[10]	None

Principal Occupation During at Least the Past 5 Years:

Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm); director of various boards of asset management firms; and formerly, Managing Director, Putman Lovell NBF.

David W. Niemiec (1949) One Franklin Parkway San Mateo, CA 94403-1906	Trustee (FVIT, FMT) Nominee (FMSF, FASF)	Since 2005	[33]	Emeritus Corporation (assisted living) (1999-2010) and OSI Pharmaceuticals, Inc. (pharmaceutical products) (2006-2010).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee (all Trusts)	Since 1998	[17]	None
Principal Occupation During at Least the Past 5 Years: Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

# 1338728  v. 10

Jan Hopkins Trachtman (1947) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee (FMSF, FASF) Nominee (FVIT, FMT)	Since 2009	[10]	None

Principal Occupation During at Least the Past 5 Years:

President and Founder, The Jan Hopkins Group (communication consulting firm); President, Economic Club of New York; serves on Advisory Board of Knight Bagehot Fellowship; and formerly, Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

Robert E. Wade (1946) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee (all Trusts)	Trustee since 1993	[43]	El Oro Ltd (investments) (2008 – present)
Principal Occupation During at Least the Past 5 Years: Attorney at law engaged in private practice (1972-2008) and member of various boards.

Gregory H. Williams (1943) One Franklin Parkway San Mateo, Ca 94403-1906	Trustee (FVIT, FMT) Nominee (FMSF, FASF)	Since 2008	[7]	None

Principal Occupation During at Least the Past 5 Years:

Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of new York (2001-2009); Dean, College of Law, Ohio State University (1933-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993),

Nominees for Interested Trustee:

Name, Year of Birth and Address	Position	Length of Time Served*	Number of Portfolios in Fund Complex Overseen or to be Overseen by Trustee**	Other Directorships Held During at Least the Past Five Years

***Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee (FMSF, FASF) Nominee (FVIT, FMT)	Since 2007	[148]	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member - Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Vice Chairman, Investment Company Institute.

# 1338728  v. 10

***Jennifer M. Johnson (1964) One Franklin Parkway San Mateo, CA 94403-1906	Nominee (FASF, FVIT, FMT)	Not Applicable	[9]	None

Principal Occupation During at Least the Past 5 Years:

Chief Operating Officer and Executive Vice President, Franklin Resources Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. ; formerly, Executive Vice President of Operations and Technology, Franklin Resources Inc. (2005 to 2010); Senior Vice President, Franklin Resources Inc. ( 2003 to 2005).

***Peter A. Langerman (1955) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee (FMSF, FASF – only being nominated to FMSF), President and Chief Executive Officer – Investment Management	Trustee since 2007, President and Chief Executive Officer – Investment Management since 2005	[8]	American International Group, Inc. (AIG) Credit Facility Trust (2010- 2011).

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments.

***William J. Lippman (1925) One Parker Plaza, 9th Floor Fort Lee, NJ 07024-2920	Trustee (FMT and FVIT only)	Since 1986	[7]	None

Principal Occupation During at Least the Past 5 Years:

Officer and/or director or trustee, as the case may be, of two of the investment companies in Franklin Templeton Investments; and formerly, President, Franklin Advisory Services, LLC (1999-2014); and Director, Templeton Worldwide, Inc. (1994-2014).

*             If a Board member has served for different periods of time for different Trusts, the earliest applicable date is shown.

**           We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment manager, and also may share a common or affiliated underwriter.

***         Gregory E. Johnson, Jennifer M. Johnson, Peter A. Langerman and William J. Lippman are “interested persons” of the Trusts as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a trust’s board of trustees. Peter A. Langerman is considered an interested person of the Trusts due to his position as an officer of Franklin Mutual Advisers, LLC, which is an investment manager to FMSF and an affiliate of the investment managers of the other Trusts.  William J. Lippman is considered to be an interested person of the Trusts due to his former position as an officer of some of the subsidiaries of Resources.  Gregory E. Johnson and Jennifer M. Johnson are considered to be interested persons of the Trusts due to their positions as officers, directors and shareholders of Resources. Gregory E. Johnson and Jennifer M. Johnson are siblings. The remaining nominees are Independent Board nominees.

# 1338728  v. 10

Information on the nominees appears above including information on the business activities of board members during at least the past five years. In addition to personal qualities, such as integrity, the role of an effective Trust board member inherently requires the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to his or her duties and fiduciary obligations. Each Trust’s Board believes that the specific background of each nominee for Trustee evidences such ability and is appropriate to his or her serving on the applicable Trust’s Board. As indicated, Edward I. Altman, Ph.D., is a Professor of Finance and author of numerous financial publications; Ann Torre Bates has served as chief financial officer of a major corporation and as a board member of a number of public companies; Burton J. Greenwald has a background in the financial industry, including service as president of two mutual fund companies and served as a past governor of the Investment Company Institute; Keith E. Mitchell has a background in asset management, including service as a managing director of an investment banking firm; David W. Niemiec has been a chief financial officer of a major corporation; Charles Rubens II has executive experience in the publishing industry along with service as a college trustee and president of a charitable society; Jan Hopkins Trachtman has an executive background in communications, including service as an anchor/correspondent for CNN Financial News, and is the President of the Economic Club of New York; Robert E. Wade has had more than thirty years’ experience as a practicing attorney; Gregory H. Williams was president of a major university; William J. Lippman has former experience as a chief executive officer of an entity providing advisory and other services to certain of the Trusts; and Gregory E. Johnson, Jennifer M. Johnson and Peter A. Langerman are chief executive officers of entities providing advisory and other services to certain of the Trusts.

How often does a Trust’s Board meet and what are Trustees paid?

The role of a Trust’s Board is to provide general oversight of the Trust’s business and to ensure that the Trust is operated for the benefit of all of the Trust’s shareholders.  Each Board anticipates meeting at least six times during the current fiscal year to review the operations of the applicable Trusts and such Trusts’ investment performance, and will meet more frequently as necessary.  The Boards also oversee the services furnished to the Trusts by the investment managers to the Trusts (together, the “Investment Managers”) and various other service providers.  All of the Independent Trustees serve as Trustees of more than one Trust and, in some cases, as trustee or director of other Franklin Templeton funds which are not participating in the Meeting, many of which hold meetings at different dates and times.

The Board members and management believe that having the same individuals serving on the boards of multiple Franklin Templeton funds enhances the ability of each Trust to obtain, at a relatively modest cost to each separate Trust, the services of high caliber, experienced and knowledgeable Independent Trustees who can bring their experience and talents to, and effectively oversee the management of, several Trusts.

Each nominee for Trustee currently in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the nominee for Trustee served during such Trust’s most recent fiscal year.  For FMT and FVIT, during the fiscal years ended September 30, 2014 and October 31, 2014, respectively, there were five meetings of such Trust’s Board, three meetings of such Trust’s Audit Committee, and two meetings of such Trust’s Nominating Committee.  For FMSF, for the fiscal year ended December 31, 2014, there were six meetings of such Trust’s Board, seven meetings of such Trust’s Audit Committee, and three meetings of such Trust’s Nominating Committee.  For FASF, during the fiscal year ended May 31, 2014, there were six meetings of such Trust’s Board, seven meetings of such Trust’s Audit Committee, and two meetings of such Trust’s Nominating Committee.  None of the Trusts currently has a formal policy regarding Board members’ attendance at annual shareholders’ meetings.  None of the Trusts held, or were required to hold, an annual meeting at which Trustees were elected during its last fiscal year.

Independent Trustees are reimbursed for expenses incurred in connection with attending Board meetings and are paid by each fund in Franklin Templeton Investments for which they serve as director or trustee. Certain Interested Trustees and officers of the Trusts are shareholders of Resources and may be deemed to receive indirect remuneration due to their participation in management fees and other fees received by the Investment Managers and their affiliates from the funds in Franklin Templeton Investments. The Investment Managers or their affiliates pay the salaries and expenses of the officers and Interested Trustees.  Except with respect to certain Trustees of the FMSF (who are vested in a discontinued retirement plan), no Trust maintains or provides pension or retirement benefits to its Board members.

# 1338728  v. 10

Each Independent Trustee is compensated by each of the Trusts on which he/she serves as a member of the Board.  The Interested Trustees are not compensated for their services as trustees by the Trusts.  With respect to service on the Boards of FMSF and Franklin Mutual Recovery Fund, each Independent Trustee currently is paid a $100,000 annual retainer fee, a portion of which is allocated to FMSF (the Chairman receives an additional retainer of $80,000 per year for serving as the Chairman of the Boards of FMSF, FASF and Franklin Mutual Recovery Fund, a portion of which is allocated to FMSF), and a $7,000 per meeting fee for attendance at regularly scheduled Board meetings, a portion of which also is allocated to FMSF.  Each Independent Trustee of FASF currently is paid a $50,000 annual retainer fee (as noted above, the Chairman receives an additional retainer of $80,000 per year for serving as the Chairman of the Boards of FMSF, FASF and Franklin Mutual Recovery Fund, a portion of which is allocated to FASF), and a $7,000 per meeting fee for attendance at regularly scheduled Board meetings, a portion of which is allocated to FASF.  To the extent held, a $2,000 per meeting fee may also be paid to the Independent Trustees of FMSF and FASF for attendance at specially held Board meetings. Each Independent Trustee of FVIT and FMT currently is paid a $65,000 annual retainer fee (the Lead Independent Trustee receives an annual supplemental retainer of $25,000 per year), together with a $7,000 per meeting fee for attendance at regularly scheduled Board meetings, a portion of which is allocated to FVIT and FMT.  To the extent held, additional compensation may be paid to the Independent Trustees of FVIT and FMT for attendance at specially held Board meetings.

Board members of each Trust who serve on the Audit Committees of a Trust receive a flat fee of $3,000 per Audit Committee meeting attended, a portion of which is allocated to a Trust for meetings held jointly with the Audit Committee of another Trust.  The Chair of the Audit Committees of FMT and FVIT receives an additional fee of $15,000 per year for service as chair of such Audit Committees, a portion of which is allocated to FMT and FVIT.  The Chair of the Audit Committees of FMSF, FASF and Franklin Mutual Recovery Fund receives an additional fee of $15,000 per year for service as chair of such Audit Committees, a portion of which is allocated to FMSF and FASF.  Board members of FMSF and FASF who serve on other committees of such Trusts receive $2,000 for each meeting attended, which includes meetings of Independent Trustees held in consideration of approval of advisory agreements other than those held during regular Board meeting occasions.  Board members of FVIT and FMT who serve on other committees of such Trusts are not separately compensated for any committee meeting held on the day of a Board meeting.

Some Independent Trustees of FMSF also may in the future receive payments pursuant to a retirement plan, approved in 1993, that generally provides payments to Independent Trustees who have served seven years and retire after (in certain cases, at) age 70.  At the time of retirement, FMSF Independent Trustees are entitled to annual payments equal to one-half of the retainer in effect at the time of retirement; however, the plan does not cover Board members whose terms of office began in 1996 or later.

The Boards of the Trusts have historically followed a policy of having substantial investments in one or more of the Funds within the Trusts which they oversee as is consistent with their individual financial goals. Effective December 1, 2005 for FVIT and FMT and March 2006 for FMSF and FASF, this policy was formalized through adoption of a requirement that each Board member invest one-third of fees received for serving as a Trustee of each Trust (excluding committee fees for all Trusts and also excluding special meeting fees for FMSF and FASF) in shares of one or more of such Funds until the value of such investments equals or exceeds five times the annual retainer and regular Board meeting fees paid to such Board member for service on those Trusts. Investments in the name of family members or entities controlled by a Board member constitute fund holdings of such Board member for purposes of this policy, and a phase-in period applies to such investment requirements for newly elected Board members. In implementing such policy, a Board member’s fund holdings existing on the effective date of the formal policy are valued as of such date with subsequent investments valued at cost.

# 1338728  v. 10

The table below indicates the total fees paid to each nominee for Independent Trustee by each Trust and by all the funds in the Franklin Templeton Investments fund complex during the [12 months ended] [for each Trust’s last fiscal year], as well as the estimated annual benefits, if any, upon retirement.

Nominee for Independent Trustee	Aggregate Compensation from the Trusts	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Franklin Templeton Investments Fund Complex	Number of Boards within Franklin Templeton Investment Fund Complex on which the Nominee Serves*
**Edward I. Altman, PhD.	[ ]	[ ]	[ ]	[ ]	[ ]
**Ann Torre Bates	[ ]	[ ]	[ ]	[ ]	[ ]
Burton J. Greenwald	[ ]	[ ]	[ ]	[ ]	[ ]
Keith Mitchell	[ ]	[ ]	[ ]	[ ]	[ ]
David W. Niemiec	[ ]	[ ]	[ ]	[ ]	[ ]
Charles Rubens II	[ ]	[ ]	[ ]	[ ]	[ ]
Jan Hopkins Trachtman	[ ]	[ ]	[ ]	[ ]	[ ]
**Robert E. Wade	[ ]	[ ]	[ ]	[ ]	[ ]
Gregory H. Williams	[ ]	[ ]	[ ]	[ ]	[ ]

*             We base the number of Boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex.  This number does not include the total number of series within each investment company for which the Board members are responsible.  The Franklin Templeton Investments fund complex currently includes 46 U.S. registered investment companies, with approximately 154 U.S. based funds or series.

**           Mr. Altman, Ms. Bates and Mr. Wade may, in the future, receive payments pursuant to a discontinued retirement plan that generally provides payments to Independent Trustees who have served seven years or longer as board members of FMSF.

The following tables provide the dollar range of equity securities of the Trusts (including the Funds within each Trust, if any) and of all funds in the Franklin Templeton Investments fund complex overseen by the Board nominees that are beneficially owned by them as of [____________]:

Name of Nominee	Dollar Range of Equity Securities in Fund/ Fund Name	Aggregate Dollar Range of Equity Securities in all Portfolios Overseen by the Nominee in Franklin Templeton Fund Complex
Nominees for Independent Trustee:
Edward I. Altman, Ph.D	[Franklin Mutual Series Funds $50,001-$100,000/Mutual Beacon Fund Over $100,000/Mutual Discovery Fund Over $100,000/Mutual Qualified Fund Over $100,000/Mutual Shares Fund]	[Over $100,000]
Ann Torre Bates	[ ]	[Over $100,000]
Burton J. Greenwald

[Over $100,000/Franklin Managed Trust]

[Franklin Value Investors Trust

Over $100,000/Balance Sheet Fund

Over $100,000/MidCap Value Fund

Franklin Mutual Series Funds

Over $100,000/Mutual Discovery Fund]

Over $100,000/Mutual Shares Fund]

[Over $100,000]
Keith Mitchell	[ ]	[ ]
David W. Niemiec	[ ]	[Over $100,000]
Charles Rubens II

[Franklin Managed Trust

Over $100,000/Franklin Rising Dividends Fund

Franklin Value Investors Trust

Over $100,000/Balance Sheet Fund

Over $100,000/Large Cap Value Fund

Over $100,000/MicroCap Value Fund

Over $100,000/MidCap Value Fund

Over $100,000/Small Cap Value Fund

Franklin Mutual Series Funds.

Over $100,000/Mutual Beacon

Over $100,000/Mutual Discovery

Over $100,000/Mutual European

Over $100,000/Mutual Qualified

Over $100,000/Mutual Shares

Over $100,000/Mutual Financial Services]

[Over $100,000]
Jan Hopkins Trachtman	[ ]	[ ]
Robert E. Wade

[$50,001-$100,000/Franklin Managed Trust

Franklin Value Investors Trust

$50,001-100,000/Balance Sheet Fund

$50,001-100,000/Large Cap Value Fund

Over $100,000/MicroCap Value Fund

$50,001-$100,000/MidCap Value Fund

$10,001-$50,000/Small Cap Value Fund

Franklin Mutual Series Funds

Over $100,000/Mutual Beacon Fund

Over $100,000/Mutual Discovery Fund

Over $100,000/Mutual European Fund

Over $100,000/Mutual Shares Fund

$50,001-$100,000/Mutual Financial Services Fund]

[Over $100,000]
Gregory H. Williams	[ ]	[ ]

Nominees for Interested Trustee:

Gregory E. Johnson	[Franklin Mutual Series Funds Over $100,000/Mutual Discovery Fund]	[Over $100,000]
Jennifer M. Johnson	[ ]	[Over $100,000]
Peter A. Langerman

[Franklin Mutual Series Funds

Over $100,000/Mutual Beacon Fund

Over $100,000/Mutual Discovery Fund

Over $100,000/Mutual European Fund

Over $100,000/Mutual Qualified Fund

Over $100,000/Mutual Shares Fund

Over $100,000/Mutual Financial Services Fund]

[Over $100,000]
William J. Lippman

[Franklin Value Investors Trust

Over $100,000/All Cap Value Fund Over $100,000/Balance Sheet Fund

Over $100,000/Large Cap Value Fund

Over $100,000/MicroCap Value Fund

Over $100,000/MidCap Value Fund

Over $100,000/Small Cap Value Fund]

[Over $100,000]

# 1338728  v. 10

Who are the Executive Officers of the Trusts?

Officers of the Trusts are appointed by their respective Boards and serve at the pleasure of the Board.  Listed below for the Executive Officers that are common to all of the Trusts are their names, years of birth and addresses, as well as their positions and length of service with the Trusts, and principal occupations during at least the past five years.

# 1338728  v. 10

Executive Officers Common to the Trusts:

Name, Year of Birth and Address	Position	Length of Time Served*

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer - Finance and Administration	Since 2009
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Secretary and Vice President	Secretary since 2005 and Vice President since 2009

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965) 100 Fountain Parkway St. Petersburg, FL 33716-1205	Vice President - AML Compliance	Since 2012

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance Monitoring; Compliance Officer, Franklin Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

# 1338728  v. 10

*             If an Executive Officer has served for different periods of time for different Trusts, the earliest applicable date is shown.

Additional Executive Officers

In addition to the common Executive Officers listed above, each Trust has additional Executive Officers which are set forth below.  The additional Executive Officers often serve in the same capacity for multiple Trusts.  The position and Trusts on which each Executive Officer serves are indicated in the second column in the table below.

# 1338728  v. 10

Name, Year of Birth and Address	Position	Length of Time Served*

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Treasurer, Chief Financial Officer and Chief Accounting Officer (FMSF, FMT and FVIT)	Since 2012

Principal Occupation During at Least the Past 5 Years:

Assistant Treasurer, Fund Accounting, Franklin Templeton Investments; and officer of four of the investment companies in Franklin Templeton Investments.

Peter A. Langerman (1955) 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee, President and Chief Executive Officer - Investment Management (FMSF and FASF)	Trustee since 2007 and President and Chief Executive Officer - Investment Management since 2005

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments.

Donald G. Taylor (1954) One Parker Plaza, 9th Floor Fort Lee, NJ 07024-2920	Chief Executive Officer Investment Management (FMT and FVIT)	Since October 2014

Principal Occupation During at Least the Past 5 Years:

President and Chief Investment Officer, Franklin Advisory Services, LLC; and officer of two of the investment companies in Franklin Templeton Investments.

Gary P. Watson (1953) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Treasurer, Chief Financial Officer and Chief Accounting Officer (FASF only)	Since December 2014

Principal Occupation During at Least the Past 5 Years:

Chief Operating Officer and Chief Financial Officer, K2/D&S Management Co., LLC; and officer of one of the investment companies in Franklin Templeton Investments.

William Y. Yun (1959) 600 Fifth Avenue New York, NY 10020	President and Chief Executive Officer – Investment Management (FASF only)	Since 2011

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; Executive Vice President – Alternative Strategies, Franklin Resources, Inc.; Chief Executive Officer, Franklin Alternative Strategies Advisers, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of one of the investment companies in Franklin Templeton Investments.

Philippe Brugere-Trelat (1949) 101 JFK Pwy. Short Hills, NJ 07078-2789	Vice President (FMSF only)	Since 2005

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, Franklin Mutual Advisers, LLC; officer of two of the investment companies in Franklin Templeton Investments; and formerly, Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Vice President (FMT and FVIT)	Since 1989

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

# 1338728  v. 10

*             If an executive officer has served for different periods of time for different Trusts, the earliest applicable date is shown.

**           Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson and Jennifer M. Johnson, who are siblings and nominees for Interested Trustee of the Trusts.

What are the Standing Committees of the Boards?

               In addition to the Nominating Committee, each Board has a standing Audit Committee, and the Boards of FMSF and FASF each have a Trustees’ Compensation and Performance Committee (together, the “Compensation Committee”).

Audit Committee

Each Trust’s Audit Committee is responsible for the appointment, compensation and retention of the Trust’s independent registered public accounting firm (“auditors”), including evaluating their independence, recommending the selection of the Trust’s auditors to the full Board and meeting with such auditors to consider and review matters relating to the Trust’s financial reports and internal auditing. The Audit Committee for FMSF and FASF is comprised of Edward I. Altman, Ann Torre Bates (Chair), Burton J. Greenwald and Robert E. Wade.  The Audit Committee for FVIT and FMT is comprised of Burton J. Greenwald, David W. Niemiec (Chair), Charles Rubens II, Robert E. Wade and Gregory H. Williams.  All of the members of the Audit Committees are Independent Trustees.

Selection of Auditors.  The Audit Committee and the Board of FVIT have selected the firm of PricewaterhouseCoopers LLP (“PwC”) as auditors of the FVIT for its current fiscal year.  The Audit Committee and the Board of FMT have selected the firm of Tait, Weller & Baker LLP (“Tait Weller”) as auditors of FMT for its current fiscal year.  The Audit Committee and Board of each of FMSF and FASF have selected the firm of Ernst & Young LLP (“E&Y”) as auditors of each of FMSF and FASF for their current fiscal years.  Representatives of PwC, E&Y and Tait Weller are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Audit Fee Information.  Fees paid to the auditors, including the audit fees, audit-related fees, tax fees, all other fees, and aggregate non-audit fees, for each Trust’s last two fiscal years can be found in Exhibit B to this proxy statement.

Pre-Approval Policies and Procedures.  As of the date of this proxy statement, no Audit Committee has adopted written pre-approval policies and procedures within the meaning of Regulation S-X. As a result, all such services described above and provided by PwC, E&Y or Tait Weller must be directly pre-approved by the applicable Audit Committee(s) or by a designated member of the applicable Audit Committee(s).

Compensation Committee

               The Compensation Committee is generally responsible for recommending compensation and meeting fees for Independent Trustees and for evaluating Board performance.  The Compensation Committee is composed of Edward I. Altman, Ann Torre Bates, Keith Mitchell, Charles Rubens II (Chair) and Robert E. Wade. The Compensation Committees met twice during the most recent fiscal year of each of FMSF and FASF.

What is the Boards’ Role in Risk Oversight?

               Each Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular Board meetings, through regular reports that have been developed by management, in consultation with each Board and its counsel. These reports address certain investment, valuation and compliance matters. Each Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the Investment Manager’s initiative. In addition, the Audit Committee of each Board meets regularly with their respective Investment Manager’s internal audit group to review reports on their examinations of functions and processes within Franklin Templeton Investments that affect the Trust.

# 1338728  v. 10

               With respect to investment risk, each Board receives regular written reports describing and analyzing the investment performance of the Fund(s) which they oversee. In addition, the portfolio managers of each Fund meet regularly with the Boards to discuss portfolio performance, including investment risk. To the extent that a Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the Board generally is consulted with respect to such change. To the extent that a Fund invests in certain complex securities, including derivatives, the Board receives periodic reports containing information about exposure of the Fund to such instruments. In addition, each Investment Manager’s investment risk personnel meet regularly with the Board to discuss a variety of issues, including the impact on a Fund of the investment in particular securities or instruments, such as derivatives and commodities.

               With respect to valuation, a Trust’s administrator provides regular written reports to the Board that enable the Board to monitor the number of fair valued securities in a particular portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within a Fund’s portfolio. Each Board also reviews dispositional analysis information on the sale of securities that require special valuation considerations such as illiquid or fair valued securities. In addition, each Trust’s Audit Committee reviews valuation procedures and results with a Trust’s auditors in connection with such Committee’s review of the results of the audit of the Trust’s year-end financial statements.

               With respect to compliance risks, each Board receives regular compliance reports prepared by each Investment Manager’s compliance group and meets regularly with a Trust’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks. In accordance with SEC rules, the Independent Trustees meet regularly in executive session with the CCO, and a Trust’s CCO prepares and presents an annual written compliance report to the Board.  Each Trust’s Board adopts compliance policies and procedures for the Trust and approves such procedures for the Trust’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.  Each Investment Manager periodically provides an enterprise risk management presentation to the Board to describe the way in which risk is managed on a complex-wide level. Such presentation covers such areas as investment risk, reputational risk, personnel risk, and business continuity risk.

What is the Required Vote on Proposal 1?

               For Proposal 1, the Trustee Nominees will be elected to the Board of each Trust by the affirmative vote of a plurality of votes cast collectively by the shareholders of all of the Funds of such Trust, regardless of the results of the votes cast by the shareholders of each individual Fund.  This means that the Trustee Nominees receiving the largest number of votes will be elected to fill the available positions.

THE BOARD OF EACH TRUST UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THE ELECTION OF EACH

OF THE NOMINEES TO THE BOARD.

PROPOSAL 2:       FOR EACH MUTUAL SERIES FUND, TO APPROVE AN AMENDMENT TO THE CURRENT FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTMENTS IN COMMODITIES

The Board of Trustees of FMSF unanimously recommends that the shareholders of each Mutual Series Fund approve an amendment to the Fund’s current fundamental investment restriction regarding investments in commodities.

What is the fundamental investment restriction regarding investments in commodities?

The 1940 Act requires every registered investment company to have a fundamental investment policy governing investments in “commodities.”  A “fundamental” investment policy may be modified only by a vote of a majority of the fund’s outstanding voting securities (as defined in the 1940 Act).  The term “commodities” has traditionally referred to physical commodities (such as grains, livestock, oil, and precious metals) but may also include financial commodities (such as currencies, rates, indexes, and certain financial instruments).  The 1940 Act does not prohibit a fund from investing in commodities.

Each Mutual Series Fund currently has the following fundamental investment restriction regarding investments in commodities (the “Current Commodities Policy”):

[The Fund may not:]

Purchase or sell commodities or commodity contracts (except in conformity with regulations of the Commodity Futures Trading Commission such that the Fund would not be considered a commodity pool).  Securities or other instruments backed by commodities are not considered commodities or commodity contracts for purposes of this restriction.

The Current Commodities Policy was intended to permit each Mutual Series Fund to invest in commodities or commodity contracts, including physical commodities, as long as such investments would not subject the Fund to regulation by the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator.  The Current Commodities Policy also makes clear that a Mutual Series Fund may invest without limitation in securities or other instruments backed by commodities.

Each Mutual Series Fund has, since its inception, relied on an exclusion from commodity pool operator regulation for registered investment companies (“Registered Funds”) provided by CFTC Rules (the “CFTC Exclusion” or the “Exclusion”).  The requirements of the CFTC Exclusion have changed from time to time.  From 2003 to 2012, the CFTC Exclusion did not impose any limits on investments or other activities of Registered Funds, but required a filing and certain disclosure to investors (this disclosure is found in the Funds’ Statement of Additional Information). In 2012, the CFTC adopted an amendment to the Exclusion that imposed limits on a Registered Fund’s trading in “commodity interests” and prohibited marketing the Registered Fund as a commodity pool or otherwise as a vehicle for trading in the commodity interest markets.  In addition, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, as implemented by CFTC rules in 2012, substantially expanded the scope of the term commodity interests.  Previously, the term “commodity interests” had referred primarily to futures contracts and commodity options.  As a result of this expansion in the definition of commodity interests, the trading and marketing limits in the CFTC Exclusion now also apply to most swaps (which in turn include non-deliverable foreign currency forwards).  The trading limits do not, however, apply to direct investments in the commodities themselves.

               While the Mutual Series Funds are authorized to invest in a number of instruments that the CFTC Rules now define as commodity interests, each Fund intends to continue to rely on the CFTC Exclusion and to adhere to the trading and marketing limits imposed by the Exclusion, as amended.  However, in light of the changes in the regulatory landscape, as well as ongoing changes in the relevant markets, the FMSF Board believes that it is in each Mutual Series Fund’s best interest to amend the Current Commodities Policy to (i) remove any references to CFTC regulation or definitions (which could be amended again in the future); (ii) limit the restriction to transactions in “physical commodities” while expressly permitting some small investment in physical commodities; and (iii) expressly exclude options, forwards, futures contracts, swaps and other derivative instruments from the restriction imposed by the Policy.

# 1338728  v. 10

The proposed fundamental investment restriction regarding investments in commodities for each Mutual Series Fund (the “Proposed Commodities Policy”) is as follows:

[The Fund may not:]

Purchase or sell physical commodities if, as a result, more than 5 percent of its total assets would be invested in physical commodities, unless such physical commodities are acquired as a result of ownership of securities or other instruments; provided that for this purpose currencies are not considered physical commodities, and that this restriction shall not prevent the Fund from (i) purchasing or selling securities or instruments of companies that purchase or sell commodities or that invest in commodities; (ii) engaging in any transaction involving options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments, or other derivative instruments; or (iii) purchasing or selling investments in securities or engaging in transactions in other instruments that are linked to or secured by physical or other commodities.

What effect will amending the current commodities restriction have on the Mutual Series Funds?

Each of the Mutual Series Funds intends to continue to rely on the CFTC Exclusion, and thus to comply with the commodity interest trading and marketing restrictions currently imposed by the Exclusion, as amended.  Franklin Mutual Advisers, LLC (“FMA”) has no current intention to increase any Mutual Series Fund’s investment in physical or other commodities, or in financial instruments that would change the Fund’s ability to rely on the Exclusion. Any change in the future to the Mutual Series Funds’ actual use of derivatives will be subject to the oversight of the FMSF Board and FMA, and the disclosures in the Mutual Series Funds’ registration statement regarding the Funds’ use of derivatives will be updated accordingly, including any risk disclosures.

However, as described above, because the CFTC’s rules and related definitions change from time to time, it is proposed to remove references to CFTC regulation as part of the Mutual Series Funds’ fundamental investment restrictions.  For this reason, and because both the regulatory landscape around commodities and commodity interests, and the financial markets themselves, continue to evolve, the FMSF Board believes that it is in the Mutual Series Funds’ best interests to amend their current fundamental investment restriction.  The amended restriction would provide the Mutual Series Funds the flexibility to invest in accordance with their historic investment strategy, and, subject to oversight of the Board, react to changes in financial markets and the development of new investment opportunities and instruments.  The Mutual Series Funds would comply with all applicable laws, rules or interpretations thereof adopted or issued by the CFTC, but adherence to any particular CFTC rule, as it may change from time to time, would not be part of the Mutual Series Funds’ fundamental policies. In addition, by limiting the scope of the Mutual Series Funds’ fundamental investment restriction to “physical commodities,” this restriction would come more in line with the fundamental investment restrictions regarding investments in commodities that are in effect for most of the other Franklin Templeton funds.

If approved by shareholders of a Mutual Series Fund, the new fundamental investment restriction regarding investments in commodities would become effective as of the date that the Mutual Series Fund’s shareholders are notified that the change has been made, through either (i) a supplement to the Mutual Series Fund’s statement of additional information (“SAI”), or (ii) revisions to the SAI at the time of the annual update to the Mutual Series Fund’s registration statement, reflecting such changes to the Fund’s fundamental investment restriction.

What is the Required Vote on Proposal 2?

               Proposal 2 will be voted on separately by the shareholders of each Mutual Series Fund.  The Proposal will be approved for a Mutual Series Fund by the affirmative vote of a “majority of the outstanding voting securities,” as defined in and required by the 1940 Act.  The affirmative vote of a “majority of the outstanding voting securities” of a Mutual Series Fund is defined as the affirmative vote of the lesser of:  (A) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of such Fund.  If the Proposal is not approved by shareholders of a Mutual Series Fund, the Fund’s current fundamental investment restriction regarding investments in commodities will remain in effect for that Fund.  In addition, whether or not the Proposal is approved for one Mutual Series Fund will not affect whether such Proposal is approved for another Mutual Series Fund.

# 1338728  v. 10

THE FMSF BOARD UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE “FOR” PROPOSAL 2.

PROPOSAL 3:       FOR EACH FUND, EXCEPT FRANKLIN K2 ALTERNATIVE STRATEGIES FUND AND FRANKLIN PELAGOS COMMODITIES STRATEGY FUND, TO APPROVE THE USE OF A “MANAGER OF MANAGERS” STRUCTURE WHEREBY THE FUND’S INVESTMENT MANAGER WOULD BE ABLE TO HIRE AND REPLACE SUBADVISERS WITHOUT SHAREHOLDER APPROVAL

(for purposes of Proposal 3, the term “Fund” shall refer to each Fund except Franklin K2 Alternative Strategies Fund and Franklin Pelagos Commodities Strategy Fund)

Background

               Pursuant to an investment management agreement between each Fund and its Investment Manager, the Investment Manager is responsible for, among other items, managing the assets of the Fund and making decisions with respect to the investment of the Fund’s assets and purchases and sales of investment securities on behalf of the Fund, subject to the supervision of the Fund’s Board.

               Each Fund’s Investment Manager is directly or indirectly owned by Resources.  Many of Resources’ subsidiaries that provide investment management services (together, the “Investment Manager Affiliates,” and each an “Investment Manager Affiliate”) are organized under the laws of different jurisdictions throughout the world for sales, client servicing and tax purposes.  Resources operates the Investment Manager Affiliates on a unified basis. For example, the Investment Manager Affiliates generally share order management systems, investment operations support and many compliance policies and procedures. While each Investment Manager Affiliate has its own personnel and resources, including portfolio managers and analysts, and offers specialized management services to clients, the Investment Manager Affiliates generally share support personnel, such as with respect to tax, legal and accounting matters.  Depending on the strategy for a particular Fund, the Fund’s Investment Manager may wish to use the portfolio management and trading expertise of personnel employed by an Investment Manager Affiliate in other global locations, thereby providing to Fund shareholders the full benefit of the global resources of Resources.  Alternatively, a Fund’s Investment Manager may wish to provide the Fund with the skill and expertise of a subadviser that is not affiliated in any way with Resources or the Fund’s Investment Manager.

               Provisions of the 1940 Act that apply to the Funds require that investment management agreements between funds and their Investment Managers (including subadvisers) be approved by shareholders.  The SEC, however, has issued an exemptive order (the “Order”) to Franklin Advisers, Inc. (“FAI”) that permits FAI, and any Investment Manager Affiliates (such as the Funds’ Investment Managers) and any existing or future registered open-end investment company or series advised by FAI or the Investment Manager Affiliates to hire certain new subadvisers without obtaining shareholder approval, subject to the approval of the Fund’s Board, including a majority of the Independent Trustees, and certain other conditions.  The Order would allow a Fund’s Investment Manager to hire, without shareholder approval, new subadvisers that are affiliated with the Investment Manager (e.g., the Investment Manager and the subadviser are both wholly-owned by the same corporate parent), and new subadvisers that are not affiliated with the Investment Manager in any way.  Before a Fund may rely on the Order, the Fund’s use of the Manager of Managers Structure must be approved by a “majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act and discussed below.

Why am I being asked to vote on this Proposal?

               Each Fund’s Board determined to seek shareholder approval of the Manager of Managers Structure in connection with the Meeting, which otherwise was called to elect Trustees and to vote on other matters described in this proxy statement, in order to avoid additional meeting and proxy solicitation costs in the future, in the event that the Fund’s Investment Manager, with the approval of the Fund’s Board, including a majority of the Independent Trustees, determines that the use of the Manager of Managers Structure is in the best interests of the Fund.  The process of seeking shareholder approval could cause delays in executing changes that a Fund’s Board and Investment Manager have determined are in the best interests of the Fund.  Seeking shareholder approval typically involves additional expenses, such as hiring a proxy solicitor.

# 1338728  v. 10

               Under the Manager of Managers Structure, upon receiving approval of a Fund’s Board, including a majority of the Independent Trustees, subadvisers selected by a Fund’s Investment Manager could immediately manage the Fund’s assets.  The Fund would, however, inform shareholders of the hiring of any new subadviser within 90 days after hiring the subadviser.  Any new fund launched by Franklin Templeton Investments typically will allow for the Manager of Managers Structure.  However, because each Fund was launched before the Order was received, shareholder approval is now required for a Fund to use the Manager of Managers Structure.

                The Investment Managers for the Funds currently do not intend to use the Manager of Managers Structure for such Funds, because near-term changes to the portfolio management structure for the Funds are not anticipated.  However, as noted above, Resources is a global investment management organization with offices and Investment Manager Affiliates located around the world.  From time to time, a portfolio manager may relocate from one Investment Manager Affiliate to another in order to gain further experience, or if a Fund’s Investment Manager believes it would be beneficial to the Fund to have access to the investment management expertise of another Investment Manager Affiliate.  If a Fund were permitted to rely on the Order, such investment management changes could be effected with Board approval, but without the time and expense associated with obtaining shareholder approval.  For example, as discussed in Proposal 5, shareholders of the European Fund are being asked to approve a new subadvisory agreement for the Fund, in order to allow Steven Bowen, a research analyst with Franklin Templeton Investment Management Limited, an Investment Manager Affiliate, to join the European Fund’s existing portfolio management team.  If the European Fund had been authorized to use the Manager of Managers Structure, shareholder approval of the subadvisory agreement for the European Fund would not be necessary.

How will the Manager of Managers Structure Operate?

               Under the Manager of Managers Structure, the Investment Manager of each Fund will be permitted to appoint and replace subadvisers for the Fund and to enter into and approve amendments to subadvisory agreements without first obtaining shareholder approval.  However, the Board of each Fund, including a majority of the Independent Trustees, must approve any new subadviser and any new or amended subadvisory agreement.

               Under the Manager of Managers Structure, a Fund’s Investment Manager would have the overall responsibility, subject to oversight by the Fund’s Board, to oversee the subadvisers and recommend their hiring, termination and replacement.  Specifically, the Order requires a Fund’s Investment Manager to, subject to the review and approval of the Fund’s Board, including a majority of the Independent Trustees:  (a) set the Fund’s overall investment strategy; (b) evaluate, select and recommend subadvisers to manage all or a portion of the Fund’s assets; and (c) implement procedures reasonably designed to ensure that each subadviser complies with the Fund’s investment goal, policies and restrictions. In addition, subject to the review by the Fund’s Board, the Fund’s Investment Manager is required to: (a) when appropriate, allocate and reallocate the Fund’s assets among multiple subadvisers; and (b) monitor and evaluate the performance of the subadvisers.  The replacement of a Fund’s Investment Manager or the imposition of material changes to the Fund’s investment management agreement would, however, require prior shareholder approval.

               If a Fund’s Investment Manager, with the approval of the Fund’s Board, including a majority of the Independent Trustees, determines that the use of the Manager of Managers Structure is in the best interest of the Fund, the Manager of Managers Structure would without obtaining shareholder approval:  (1) enable a new subadviser to commence providing services to a Fund more quickly and with less potential expense to the Fund; (2) permit a Fund’s Investment Manager to allocate and reallocate the Fund’s assets among itself and one or more subadvisers; and (3) permit a Fund’s Board to approve material changes to a subadvisory agreement.

# 1338728  v. 10

How does this Proposal affect my fees as a shareholder of a Fund?

               Approval of this Proposal will not affect your fees as a shareholder of a Fund.  The Manager of Managers Structure will not at any time entail an increase in the investment management fees paid by a Fund.  Further shareholder approval would be necessary to increase the management fees that are payable by a Fund, which is not contemplated.

How does this Proposal affect my right to vote on subadvisory agreements?

               If Proposal 3 is approved for a Fund, and the Fund’s Board and Investment Manager believe that the use of one or more subadvisers would be in the best interests of the Fund, the Fund’s shareholders generally would not be asked to approve hiring a subadviser for the Fund, assuming that the conditions of the Order are met.  Rather, a Fund’s Investment Manager, with the approval of the Fund’s Board, including a majority of the Independent Trustees, would be able to appoint subadvisers and make appropriate changes to the subadvisory agreements without seeking shareholder approval.  The Fund would, however, inform shareholders of the hiring of any new subadviser within 90 days after the hiring of the subadviser.

Why did each Fund’s Board approve the Manager of Managers Structure?

               Each Fund’s Board, including a majority of the Independent Trustees, approved the Manager of Managers Structure and is recommending that shareholders approve the Manager of Managers Structure at the Meeting in order to avoid additional meeting and proxy solicitation costs in the future, in the event that the Fund’s Investment Manager, with the approval of the Board, including a majority of the Independent Trustees, determines that it is in the best interests of the Fund to use the Manager of Managers Structure.

What is the Required Vote on Proposal 3?

               Proposal 3 will be voted on by shareholders of each Fund.  For Proposal 3, before a Fund may rely on the Order, the operation of the Fund using the Manager of Managers Structure must be approved by the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act as the lesser of: (A) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of such Fund.

               If Proposal 3 is not approved by a Fund’s shareholders, then the Fund’s Investment Manager generally would only be able to enter into new or amended subadvisory agreements with shareholder approval, potentially causing delay and expense in making a change deemed beneficial to the Fund and its shareholders by the Board.

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE “FOR” PROPOSAL 3.

PROPOSAL 4:       FOR EACH FVIT FUND, TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION THAT PROVIDES FOR THE REORGANIZATION OF FVIT TO A DELAWARE STATUTORY TRUST

The Board of FVIT unanimously recommends that the shareholders of such Trust approve an Agreement and Plan of Reorganization (the “Plan”), substantially in the form attached to this Proxy Statement as Exhibit C, that would change the state and form of organization of FVIT, which is currently organized as a Massachusetts business trust. This proposed change calls for the reorganization of FVIT into a newly formed Delaware statutory trust (the “DE Trust”). Such proposed reorganization will be referred to throughout this proxy statement as the “DE Reorganization.” To implement the DE Reorganization, the FVIT Board has approved the Plan, which contemplates the continuation of the current business of FVIT, and each of the FVIT Funds, in the form of the new DE Trust with six series corresponding to the FVIT Funds (the “DE Funds”).

# 1338728  v. 10

What will the DE Reorganization mean for FVIT and its shareholders?

               If the Plan is approved by shareholders of FVIT and the DE Reorganization is implemented, the DE Funds would have the same investment goal(s), policies and restrictions as their corresponding FVIT Funds. The DE Trust’s Board, including any persons elected under Proposal 1 in this proxy statement, and the officers of the DE Trust would be the same as those of FVIT, and would operate the DE Trust in essentially the same manner as they previously operated FVIT. Thus, on the effective date of the DE Reorganization, you would hold an interest in the applicable DE Fund(s) that is equivalent to your interest in the corresponding FVIT Funds.

Why is the Board recommending approval of the Plan and the DE Reorganization?

               The Board of FVIT has determined that investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as Massachusetts business trusts. Under Delaware statutory trust law, investment companies are able to simplify their operations by reducing administrative burdens. For example, the Delaware procedures allow a Delaware statutory trust to file a one-page Certificate of Trust with the State of Delaware, which rarely needs to be amended.  In contrast, Massachusetts business trusts are required to file an Officer’s Certificate with The Commonwealth of Massachusetts with resolutions adopted by the FVIT Board each time that the Board determines to amend the Declaration of Trust (for example, to designate and create additional classes of shares of the FVIT Funds or to change or eliminate classes of shares of the FVIT Funds).  Such filings and any related filing fees are not required in Delaware.

               Another advantage of Delaware statutory trusts compared to Massachusetts business trusts is greater certainty regarding limiting the liability of shareholders for obligations of the statutory trust or its trustees.  The Delaware Statutory Trust Act (the “DSTA”) entitles shareholders to the same limitation of personal liability extended to stockholders of Delaware for-profit corporations (generally limited to the full subscription price of the stock).  Moreover, Massachusetts business trust law does not explicitly provide for the separation of assets and liabilities among separate series of a Massachusetts business trust.  The DSTA, by contrast, provides a mechanism so that the liabilities of a particular series are only enforceable against the assets of that series and not against the assets of the trust generally or any of its other series, and none of the liabilities of the trust generally or any of the other series are enforceable against the assets of that series.

               Funds organized as Delaware statutory trusts also have significant flexibility in structuring shareholder voting rights and shareholder meetings.  The DSTA allows a fund to provide in its governing documents that certain fund transactions such as mergers, certain reorganizations and liquidations, may go forward with only trustee approval; all are subject, however, to any special voting requirements of the 1940 Act.

               Almost all of the Franklin Templeton funds are now series of Delaware statutory trusts. To the extent that the boards and management of the Franklin Templeton funds, including the FVIT Board and management of FVIT, have to deal with the law of a single state under substantially the same charter documents, rather than the laws of many states and the provisions of varying charter documents, efficiencies may be achieved, both in terms of reduced costs in determining the requirements of law in unique circumstances and the certainty of operating routinely in a familiar regulatory environment.

               Finally, Delaware has a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to a Delaware statutory trust.  This could benefit the DE Trust and its shareholders by, for example, making litigation involving the interpretation of provisions in the DE Trust’s governing instruments less likely or, if litigation should be initiated, less burdensome or expensive.  Exhibit D to this proxy statement includes a more complete description of the advantages of the Delaware statutory trust form of organization and the differences from Massachusetts business trusts.

What are the procedures and consequences of the DE Reorganization?

               Upon completion of the DE Reorganization, the DE Trust and the DE Funds will continue the business of FVIT and the FVIT Funds with the same investment goals and policies as those existing on the date of the DE Reorganization, and will hold the same portfolio of securities previously held by the corresponding FVIT Fund. The DE Trust and the DE Funds will be operated under substantially identical overall management, investment management, distribution and administrative arrangements as those of the corresponding FVIT Funds. As the successor to the FVIT Funds’ operations, the DE Trust will adopt FVIT’s registration statement under the federal securities laws with amendments to show the new Delaware statutory trust structure.

# 1338728  v. 10

               The DE Trust and the DE Funds were created solely for the purpose of becoming the successors to, and carrying on the business of, FVIT and the corresponding FVIT Funds. To accomplish the DE Reorganization, the Plan provides that FVIT, on behalf of the FVIT Funds will transfer all of the FVIT Fund portfolio securities and any other assets, subject to all related liabilities, to the corresponding DE Fund. In exchange for these assets and liabilities, the DE Trust, on behalf of the applicable DE Funds will issue their own shares to the corresponding FVIT Fund, which will then distribute those shares pro rata to you as a shareholder of the FVIT Fund. Through this procedure, you will receive exactly the same number and dollar amount of shares of the applicable DE Fund as you held in the corresponding FVIT Fund on the date of the DE Reorganization. The net asset value of each share of a DE Fund will be the same as that of the corresponding FVIT Fund on the date of the DE Reorganization. You will retain the right to any declared but undistributed dividends or other distributions payable on the shares of your FVIT Fund that you may have had as of the effective date of the DE Reorganization. As soon as practicable after the date of the DE Reorganization, FVIT and its FVIT Funds will be dissolved and will cease their existence.

               The FVIT Board may terminate the Plan and abandon the DE Reorganization at any time prior to the effective date of the DE Reorganization if it determines that proceeding with the DE Reorganization is inadvisable and not in the best interests of Fund shareholders.  If the DE Reorganization is not approved by shareholders, or if the Board abandons the DE Reorganization, FVIT will continue to operate as a Massachusetts business trust. If the DE Reorganization is approved by shareholders, it is expected to be completed within a reasonable time following such approval.

What effect will the DE Reorganization have on the current investment management agreements?

               As a result of the DE Reorganization, each DE Fund will be subject to a new investment management agreement between the DE Trust, on behalf of such DE Fund and Franklin Advisory Services, LLC (“FASL”), as the FVIT Funds’ Investment Manager. The new investment management agreements for the DE Funds will be substantially the same as the current agreements with FASL, except that the new investment management agreements will reflect the ability of the DE Funds to operate in the Manager of Managers Structure as discussed in Proposal 3, if approved by shareholders.

What effect will the DE Reorganization have on the shareholder servicing agreements and distribution plans?

               The DE Trust will enter into agreements with Franklin Templeton Investor Services, LLC for transfer agency, dividend disbursing, shareholder servicing and accounting services.  This new agreement will be substantially identical to the agreement currently in place for FVIT.  Franklin Templeton Distributors, Inc. will serve as the distributor for the shares of the DE Trust and the DE Funds under a distribution agreement that will be substantially identical to the distribution agreement currently in effect for FVIT.

               As of the effective date of the Reorganization, the DE Trust will have distribution plans under Rule 12b-1 of the 1940 Act relating to the distribution of the classes of shares that are substantially identical to the distribution plans currently in place for the corresponding classes of shares of the corresponding FVIT Funds.

What is the effect of shareholder approval of the Plan?

               By voting “FOR” the Plan, you will be agreeing to become a shareholder of a mutual fund organized as a Delaware statutory trust, with Board members, investment management agreement(s), distribution plans and other service arrangements that are substantially the same as those in place for FVIT.

               Under the 1940 Act, the shareholders of an investment company must elect trustees, approve the initial investment management agreement for a fund, and approve use of the Manager of Managers Structure.  Theoretically, if the Plan is approved for FVIT and FVIT is reorganized as the DE Trust, the shareholders of the DE Trust would need to vote on these items in order to comply with the 1940 Act.

# 1338728  v. 10

               In order to comply with these requirements and consistent with SEC guidance, shareholder approval of the Plan will also constitute, for purposes of the 1940 Act, shareholder approval of:  (1) the election of the Board members of FVIT who are in office at the effective date of the DE Reorganization (including, if elected, any new Board nominee(s)), as described in Proposal 1, as trustees of the DE Trust; (2) the new investment management agreement(s) for the DE Funds that are substantially identical to the agreements currently in place for that the corresponding FVIT Funds; and (3) use of the Manager of Managers Structure, if approved by shareholders.

               If the Plan is approved, then this initial shareholder approval will be arranged by FVIT (1) purchasing one share of each DE Fund; (2) as sole shareholder, voting “FOR” the election of Board members, the initial investment management agreement(s) and the use of the Manager of Managers Structure; and (3) then redeeming its shares, all prior to the completion of the DE Reorganization.  These actions will enable the DE Trust to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting.

What is the capitalization and structure of the DE Trust?

               The DE Trust was formed as a Delaware statutory trust on December 5, 2014, pursuant to Delaware law.  The DE Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the DE Funds and the same classes as the corresponding FVIT Fund.

               As of the effective date of the DE Reorganization, shares of the respective series and classes of FVIT and the DE Trust will:  (1) have similar distribution and redemption rights; (2) be fully paid and non-assessable; (3) have similar conversion rights; and (4) have no preemptive or subscription rights.  Shares of the respective classes of DE Funds and the corresponding FVIT Fund will have similar voting and liquidation rights and have one vote per share and a proportionate fractional vote for each fractional share. Neither FVIT nor the DE Trust provides for cumulative voting in the election of its Board members.  The DE Trust also will have the same fiscal year as FVIT.

Are there any tax consequences for shareholders?

               The DE Reorganization is designed to be tax-free for federal income tax purposes so that you will not experience a taxable gain or loss when the DE Reorganization is completed. Generally, the basis and holding period of your shares in a DE Fund will be the same as the basis and holding period of your shares in the corresponding FVIT Fund. Consummation of the DE Reorganization is subject to receipt of a legal opinion from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to the DE Trust and FVIT, that, under the Code, the exchange of assets of the FVIT Funds for the shares of the corresponding DE Funds, the transfer of such shares to the shareholders of FVIT Funds and the dissolution of FVIT pursuant to the Plan will not give rise to the recognition of a gain or loss for federal income tax purposes to FVIT Funds, the DE Funds or either of their shareholders.

What is the Required Vote on Proposal 4?

               Proposal 4 must be approved by the affirmative vote of a majority of outstanding shares of each FVIT Fund. If Proposal 4 is not approved by a majority of the outstanding shares of each FVIT Fund, the DE Reorganization will not occur, and the Board of FVIT will consider what action, if any, to take in the future.

THE BOARD OF FVIT UNANIMOUSLY RECOMMENDS

A VOTE “FOR” PROPOSAL 4

# 1338728  v. 10

PROPOSAL 5:       FOR FRANKLIN MUTUAL EUROPEAN FUND, TO APPROVE A NEW SUBADVISORY AGREEMENT WITH FRANKLIN TEMPLETON INVESTMENT MANAGEMENT LIMITED

               The Board of FMSF unanimously recommends that shareholders of the European Fund approve a new subadvisory agreement with Franklin Templeton Investment Management Limited (“FTIML”).

Background

               FMA serves as the Investment Manager of the European Fund pursuant to an investment management agreement, under which FMA is responsible for, among other items, managing the assets of the Fund and making decisions with respect to the investment of the Fund’s assets and purchases and sales of investment securities on behalf of the Fund, subject to the supervision of the FMSF Board.  FMA is permitted under the investment management agreement, at its own expense, to select and contract with one or more subadvisers to perform some or all of the services for the Fund for which the Investment Manager is responsible under such agreement, subject to the approval of shareholders.

Why am I being asked to vote on this Proposal?

               Shareholders of the European Fund are being asked to vote to approve a new investment subadvisory agreement with FTIML (the “New FTIML Subadvisory Agreement”) in order to allow Steven Bowen, a research analyst with FTIML, to join the European Fund’s portfolio management team.  The European Fund’s current portfolio management team consists of Philippe Brugere-Trelat and Katrina Dudley of FMA.  Mr. Bowen joined Franklin Templeton Investments as a research analyst in 2008 and presently is based in FTIML’s London office.  Mr. Bowen has over 20 years of experience in the financial services industry and specializes in the analysis of European and Asian equities.  Mr. Bowen has worked closely with the European Fund’s portfolio management team on investment strategy and recently was added as a portfolio manager for the offshore version of the European Fund.  The FMSF Board and FMA believe the addition of Mr. Bowen to the European Fund’s portfolio management team is in the best interest of the Fund and its shareholders.

How will the resulting investment management of the European Fund be structured?

               If the New FTIML Subadvisory Agreement is approved by shareholders, Mr. Bowen will join the European Fund’s existing portfolio management team from FMA in providing services to the Fund.

How does this Proposal affect my fees as a shareholder of the European Fund?

               Approval of this Proposal will have no impact on the amount of investment management fees that are paid by the European Fund or the fees paid by Fund shareholders because FTIML’s fees will be paid from the fees that FMA receives from the Fund. Further shareholder approval would be necessary to increase the management fees that are payable by the European Fund, which is not contemplated.

What should shareholders know about the European Fund’s current investment management relationship with FMA and the proposed subadvisory relationship with FTIML?

               Investment Manager. FMA, with its principal offices at 101 John F. Kennedy Parkway, Short Hills, NJ 07078, is the European Fund’s Investment Manager.  FMA is organized as a Delaware limited liability company, and is registered as an investment adviser with the SEC. The sole member of FMA is Franklin Templeton Distributors, Inc., the Funds’ principal underwriter, which is wholly owned by Resources. As of December 31, 2014, FMA managed approximately $74.5 billion in assets.

               Subadviser. FTIML, with its principal offices at The Adelphi Building, 1-11 John Adam Street, London, WC2N 6HT, is the proposed subadviser for the European Fund.  FTIML is organized as a Private Limited Company in England, and is registered as an investment adviser with the SEC.  As of December 31, 2014, FTIML managed approximately $48.9 billion in assets.  FTIML is a subsidiary of Franklin Templeton Global Investors Ltd., which is a subsidiary of Templeton International, Inc., which is a subsidiary of Templeton Worldwide, Inc., which is a subsidiary of Resources.  The following table sets forth the names and titles of each director and principal executive officer of FTIML:

# 1338728  v. 10

Name and Address	Title
James W. Hammond 101 John F. Kennedy Parkway Short Hills, NJ 07078	Chairman of the Board and Chief Executive Officer
Sara A. Macintosh [ADDRESS]	Secretary
Paul J. Brady [ADDRESS]	Director
Kellie A. Hargraves The Adelphi 1 - 11 John Adam Street London WC2N 6HT United Kingdom	Director and Chief Compliance Officer
Heather E. Arnold [ADDRESS]	Executive Vice President, PM-Research Analyst
Uwe Zoellner [ADDRESS]	Executive Vice President, PM-Research Analyst
Mark Mobius [ADDRESS]	Chief Investment Officer-Emerging Markets
Alexander Brotherston [ADDRESS]	Director
Ian J. Wilkins [ADDRESS]	Director
Adrian White [ADDRESS]	Director
William Jackson [ADDRESS]	Director

[No officer or Trustee of FMSF also serves as an officer, member or employee of FTIML.]

               Most Recent Shareholder and Board Approvals. The investment management agreement for the European Fund was last submitted to the shareholders of the Fund on October 31, 1996.  On May 15, 2014, the FMSF Board voted to approve an amended and restated investment management agreement for the European Fund (the “European Fund IM Agreement”), which combined the European Fund’s previous investment management and administration agreements, effective July 1, 2014.  The fees to be paid under the European Fund IM Agreement will not exceed the aggregate fees that would have been paid under the separate investment management and administration agreements.  On December 5, 2014, the FMSF Board voted to approve the New FTIML Subadvisory Agreement and to submit the New FTIML Subadvisory Agreement to the European Fund’s shareholders for approval.

# 1338728  v. 10

               Investment Management Fees Paid during the 2014 Fiscal Year. For the fiscal year ended December 31, 2014, the aggregate amount of investment management fees paid by the European Fund to FMA was $23.6 million.  FTIML did not provide any subadvisory services to the European Fund during the fiscal year ended December 31, 2014, and therefore, did not receive any fees from the European Fund or FMA during that period.

               Other Investment Companies Subadvised by FTIML.  Following is a list of funds advised or subadvised by FTIML that have investment objectives similar to the European Fund.

Name of Comparable Fund	Net Assets of Fund (in millions) (as of 12/31/14)	Investment Management/ Subadvisory Fee (annually, as % of average daily net assets)	Investment Management/ Subadvisory Fee Waived, Reduced or Compensation Otherwise Reduced? (Yes/No)
Franklin Global Trust – Franklin Emerging Market Debt Opportunities Fund (Investment Manager)	$598.5	0.98%	Yes
Franklin Strategic Series – Franklin Global Government Bond Fund (Investment Manager)	$12.4	0.65%	Yes
Franklin Templeton International Trust – Franklin Global Allocation Fund (Subadviser)	$37.3	0.95%	Yes
Franklin Templeton Variable Insurance Products Trust – Franklin Managed Volatility Global Allocation VIP Fund (Subadviser)	$20.4	1.00%	Yes
Franklin Templeton International Trust – Franklin World Perspectives Fund (Subadviser)	$32.8	1.05%	Yes

What fees were paid by the European Fund to Affiliates of FMA during the 2014 Fiscal Year?

               Information regarding the fees paid by the European Fund to affiliates of FMA and FTIML during the Fund’s most recently completed fiscal year is provided below, under “ADDITIONAL INFORMATION ABOUT THE FUNDS.”

What are the material terms of the New FTIML Subadvisory Agreement?

               Below is a summary of the material terms of the New FTIML Subadvisory Agreement. The following discussion is qualified in its entirety by reference to the form of New FTIML Subadvisory Agreement attached as Exhibit E to this proxy statement.

               Services.  Subject to the overall policies, direction and review of FMSF’s Board and subject to the instructions and supervision of FMA, FTIML will provide investment advisory services with respect to securities and investments and cash equivalents in the Fund. FMA will continue to have full responsibility for all investment advisory services provided to the Fund, including determining the manner in which any voting rights, rights to consent to corporate action and any other rights pertaining to the investment securities within the Fund shall be exercised.  Both FMA and FTIML may place purchase and sale orders on behalf of the Fund.

               Management Fees.  FTIML’s provision of investment management services to the European Fund will have no impact on the amount of investment management fees that are paid by the Fund because the fees that are received by FTIML will be paid directly by FMA.  Specifically, under the European Fund’s investment management agreement with FMA, the European Fund pays FMA an investment management fee based upon the value of the Fund’s net assets and begins at 0.875% on net assets up to and including $1 billion, subject to breakpoints as assets increase. [3]  Under the New FTIML Subadvisory Agreement, FMA would pay FTIML a sub-advisory fee of 10% of the “net investment advisory fee” paid by the European Fund to FMA.  The net investment advisory fee is defined in the New FTIML Subadvisory Agreement to equal (i) 96% of an amount equal to the total investment management fee payable to FMA, minus any Fund fees and/or expenses waived and/or reimbursed by FMA minus (ii) any fees payable by FMA to Franklin Templeton Services, LLC for fund administrative services.  Taking into account the overall oversight responsibility retained by FMA, the amounts payable by FMA to FTIML under the New FTIML Subadvisory Agreement represent the parties belief as to the appropriate amount of consideration to pay FTIML for the services expected to be provided by FTIML under the New FTIML Subadvisory Agreement.

# 1338728  v. 10

Payment of Expenses.  During the term of the New FTIML Subadvisory Agreement, FTIML will pay all expenses incurred by it in connection with the services to be provided by it under the New FTIML Subadvisory Agreement, other than the cost of securities (including brokerage commissions, if any) purchased for the European Fund.

Brokerage.  FTIML will be responsible for selecting broker-dealers for the execution of its portfolio transactions on behalf of the European Fund consistent with the Fund’s brokerage policy and “best execution.”  The New FTIML Subadvisory Agreement authorizes FTIML to allocate brokerage business to broker-dealers that provide brokerage and research services as such services are defined in Section 28(e) of the Securities Exchange Act of 1934.

Continuance.  If shareholders of the European Fund approve the New FTIML Subadvisory Agreement, the New FTIML Subadvisory Agreement will continue until two years from the date of its execution, unless earlier terminated.  As provided therein, the New FTIML Subadvisory Agreement is thereafter renewable annually for successive periods not to exceed one year (i) by a vote of the Board of FMSF or (ii) by a vote of a majority of the outstanding voting securities of the European Fund, provided that in either event the continuance is also approved by a vote of the holders of a majority of the Trustees of FMSF who are not “interested persons” of any party to the New FTIML Subadvisory Agreement, by a vote cast in person at a meeting called for the purpose of voting on such approval.

Termination. The New FTIML Subadvisory Agreement may be terminated (i) at any time, without payment of any penalty, by the Board of FMSF upon written notice to FMA and FTIML, or by vote of a “majority of the outstanding voting securities” of the European Fund, as defined in the 1940 Act, or (ii) by FMA or FTIML upon not less than sixty (60) days’ written notice to the other party.

Standard of Care and Indemnification. The New FTIML Subadvisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties under such agreement on the part of FTIML, neither FTIML nor any of its directors, officers, employees or affiliates will be subject to liability to FMA, FMSF or the European Fund, or to any shareholder of the European Fund for any error of judgment or mistake of law or any other act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the European Fund.

Notwithstanding the foregoing, to the extent that FMA is found by a court of competent jurisdiction, or the SEC or any other regulatory agency to be liable to the European Fund or any shareholder (a “liability”), for any acts undertaken by FTIML pursuant to delegated investment management authority, FTIML shall indemnify FMA and each of its affiliates, officers, directors and employees (each a “Franklin Indemnified Party”) harmless from, against, for and in respect of all losses, damages, costs and expenses incurred by a Franklin Indemnified Party with respect to such liability, together with all legal and other expenses reasonably incurred by any such Franklin Indemnified Party, in connection with such liability.

[3]      The breakpoints for the European Fund after $1 billion are: 0.845% over $1 billion up to and including $2 billion; 0.825% over $2 billion up to and including $5 billion; and 0.805% in excess of $5 billion.

# 1338728  v. 10

What did the Board consider when it approved the New FTIML Subadvisory Agreement?

On December 5, 2014, the FMSF Board, including a majority of the Independent Trustees, voted to approve the New FTIML Subadvisory Agreement and to submit the New FTIML Subadvisory Agreement to the European Fund’s shareholders for approval.  In approving the New FTIML Sub-Advisory Agreement, the FMSF Board, including the Independent Trustees, determined that fees to be paid under the New FTIML Subadvisory Agreement were fair and reasonable and that approval of the New FTIML Subadvisory Agreement was in the best interests of the European Fund and its shareholders.  As part of the approval process, the Trustees considered the process undertaken and information provided during their consideration and renewal of the investment management agreement between FMA and FMSF, on behalf of the European Fund, at the meeting of the FMSF Board in May 2014 (the “May Meeting”).

In taking the foregoing actions, the Independent Trustees received assistance and advice from their independent counsel and, in addition to the materials provided at the May Meeting, considered various materials related to the New FTIML Subadvisory Agreement including: (1) a copy of the proposed form of the New FTIML Subadvisory Agreement; (2) the reasons FMA was recommending entering into the New FTIML Subadvisory Agreement; and (3) information describing the nature, quality and extent of services that FTIML would provide to the European Fund.  In reviewing these materials, the Board noted that the compliance policies and procedures of FTIML, and the code of ethics as applied to its employees were the same or substantially the same as FMA and those of the other U.S. registered Investment Manager Affiliates.

The FMSF Board’s consideration of whether to approve the New FTIML Sub-Advisory Agreement on behalf of the Fund took into account several factors including, but not limited to, the following: (1) the nature, quality and extent of the services to be provided by FTIML; (2) the investment performance relating to Mr. Bowen and FTIML; (3) the costs of the services to be provided and profits to be realized by FTIML and their affiliates from the relationship with the European Fund, including any “fall-out” benefits; (4) the extent to which economies of scale would be realized as the European Fund grows; and (5) whether fee levels reflect those economies of scale for the benefit of European Fund investors.

The following sets forth some of the primary information and factors relevant to the FMSF Board’s decisions.  This discussion of the information and factors considered by the FMSF Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the FMSF Board.  In addition, individual Trustees may have assigned different weights to various factors.

Nature, Quality and Extent of Services. The Trustees considered the nature, quality and extent of services that FTIML would provide to the European Fund.  The Trustees noted that the process used to manage the European Fund’s investments would not change with the appointment of FTIML, and the qualifications of FTIML’s portfolio management team with regard to implementing the European Fund’s investment mandate, particularly the qualifications of Mr. Bowen, were reviewed.  In this regard, the Trustees noted that Mr. Bowen has for years been associated with FMA as a financial analyst with respect to the European Fund and other funds and accounts managed by FMA.  The Trustees considered FTIML’s organization, personnel and operations and noted that FTIML is a Franklin affiliate.  The Trustees also considered FMA’s favorable assessment as to the nature and quality of the sub-advisory services expected to be provided by FTIML.

The FMSF Board also took into account the fact that New FTIML Sub-Advisory Agreement would have no effect on non-investment advisory services furnished to the European Fund by FMA and its affiliates, including those relating to compliance, shareholder servicing, accounting and internal auditing, which the FMSF Board continuously reviewed and found satisfactory.

Subadvisory Fees. The Trustees noted that the sub-advisory fees would be paid by FMA to FTIML and would not be additional fees to be borne by the European Fund.  The FMSF Board considered the allocation of the investment management fee charged to the European Fund between FMA and FTIML in light of the nature, extent and quality of the investment management services expected to be provided by FMA and FTIML. The Trustees also considered “fall-out” or ancillary benefits that may potentially accrue to FTIML or its affiliates in the future because of their relationship with the European Fund.  The Trustees also considered the formulation of the investment sub- advisory fee, which reflected the overall supervision by FMA as well as the specific portfolio management services to be supplied by both FMA and FTIML portfolio managers.  The Trustees concluded that the benefits that might accrue to FTIML or its affiliates were reasonable.

# 1338728  v. 10

Investment Performance. Because FTIML has not commenced providing sub-advisory services to the European Fund, the Trustees could not consider FTIML’s investment performance with respect to its management of the European Fund as a factor in evaluating the New FTIML Subadvisory Agreement.  However, the Trustees did consider the fact that FTIML historically had provided investment advisory services in managing other funds and accounts within Franklin Templeton Investments.  The Trustees also considered Mr. Bowen’s contribution to the performance of other funds and accounts with investment objectives similar to those of the European Fund.

Profitability; Economies of Scale. The FMSF Board noted FTIML could not report any financial results from its relationship with the European Fund because it had no prior relationship with the Fund and, thus, the FMSF Board could not evaluate FTIML’s profitability with respect to the Fund.  With respect to economies of scale, the Board made reference to  discussions and conclusions in this regard as part of the annual renewal process earlier in the year and reaffirmed such conclusions.

Conclusion.  After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the Trustees—including a majority of the Independent Trustees—with the assistance of independent counsel approved the New FTIML Subadvisory Agreement, including the fees payable thereunder, with FTIML and recommended that the New FTIML Subadvisory Agreement and agreed to submit the New FTIML Subadvisory Agreement to the European Fund’s shareholders for approval.

What is the Required Vote on Proposal 5?

               Proposal 5 will be voted on by shareholders of the European Fund.  For Proposal 5, the New FTIML Subadvisory Agreement must be approved by the affirmative vote of a “majority of the outstanding voting securities” of the European Fund, as defined in and required by the 1940 Act.  The vote of a “majority of the outstanding voting securities” of the European Fund is defined as the affirmative vote of the lesser of (A) 67% or more of the voting securities of the European Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of such Fund.

               If Proposal 5 is not approved by shareholders of the European Fund, the New FTIML Subadvisory Agreement would not be implemented.

THE FMSF BOARD UNANIMOUSLY RECOMMENDS THAT

SHAREHOLDERS VOTE “FOR” PROPOSAL 5.

PROPOSALS 6a–6e:       SHAREHOLDER PROPOSALS REQUESTING THAT THE FMSF BOARD INSTITUTE PROCEDURES TO PREVENT HOLDING INVESTMENTS IN COMPANIES THAT, IN THE JUDGMENT OF THE BOARD,  SUBSTANTIALLY CONTRIBUTE TO GENOCIDE OR CRIMES AGAINST HUMANITY

In 2007 and again in 2009, FMSF, on behalf of Franklin Mutual Shares Fund, Franklin Mutual Global Discovery Fund and Franklin Mutual Quest Fund, received substantially similar proposals from five shareholders to have you vote on their proposals, as set forth below. In Proposals 6a and 6b with respect to Franklin Mutual Shares Fund, in Proposal 6c with respect to Franklin Mutual Global Discovery Fund, and in Proposal 6d with respect to Franklin Mutual Quest Fund, such shareholders’ proposals request that the FMSF Board institute procedures to prevent holding investments in companies that, in the judgment of the FMSF Board, substantially contribute to genocide or crimes against humanity.  Proposal 6e with respect to Franklin Mutual Shares Fund requests that the FMSF Board institute oversight procedures to screen out investments in companies that, in the judgment of the FMSF Board, substantially contribute to genocide, patterns of extraordinary and egregious violations of human rights, or crimes against humanity, in order to ensure that Franklin Templeton is an ethically managed company that respects the spirit of international law and is a responsible member of society.  Each of these shareholders will ask you to vote on his or her proposal at the Meeting, if you are a shareholder of the applicable Fund.  Each of these shareholders’ proposals is included in this proxy statement and will be presented by these shareholders at the Meeting pursuant to regulatory requirements.  THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE AGAINST EACH OF THESE PROPOSALS.

# 1338728  v. 10

What are the Shareholder Proposals?

6a – Franklin Mutual Shares Fund:  Mr. Robert S. Weiner, P.O. Box 468, Kalahea, HI 96741-0468, a shareholder who claims beneficial ownership of 1,932 shares of Franklin Mutual Shares Fund as of October 12, 2009, submitted on such date the proposal set forth below.

6b – Franklin Mutual Shares Fund:  Ms. Aya Betensky, 918 Hastings Street, Pittsburgh, PA 15217, a shareholder who claims beneficial ownership of approximately 30, 209.923 shares of Franklin Mutual Shares Fund as of September 6, 2009, submitted on such date the proposal set forth below.

6c – Franklin Mutual Global Discovery Fund:  Ms. Carol Haskell and Mr. Jonathan Seidel, 3373 Guido Street, Oakland, CA 94602, shareholders who claim beneficial ownership of approximately 291.812 shares of Franklin Mutual Global Discovery Fund as of September 5, 2009, submitted on such date the proposal set forth below, with minor modifications as noted.

6d – Franklin Mutual Quest Fund:  Ms. Linda J. Weiner, P.O. Box 468, Kalahea, HI 96741, a shareholder who claims beneficial ownership of approximately 2,655 shares of Franklin Mutual Quest Fund as of October 12, 2009, submitted on such date the proposal set forth below.

6e – Franklin Mutual Shares Fund:  Mr. William Rosenfeld, 34 Moreland Avenue, Lexington, MA 02421, a shareholder who claims beneficial ownership of approximately 2,164.637 shares of Franklin Mutual Shares Fund as of October 18, 2007, submitted on such date a proposal that is very similar to the other shareholder proposals set forth below, but has some differences.  Such shareholder proposal is attached as Exhibit F to this proxy statement.

Genocide-free Investing Shareholder Proposals

WHEREAS:

Franklin Templeton portfolio managers make investment decisions based on financial and legal considerations while seeming to ignore other issues.  Even in the face of the most egregious violations of human rights, such as genocide, Franklin Templeton has released no policy to prevent investments that help fund or support such human rights violations.

Ordinary individuals, through their investments in Franklin Templeton, may inadvertently invest in companies funding genocide because of investment decisions made on their behalf by Franklin Templeton.  With no policy to prevent these problem investments, Franklin Templeton may at any time increase its holdings or involve new funds in such problem investments.

We believe that this problem is not merely theoretical, since [many mutual funds are large holders of]* [Franklin Templeton was one of the largest holders of]** PetroChina, which, through its closely related parent, China National Petroleum Company, is providing funding that the Government of Sudan uses to conduct genocide in Darfur.

We believe that in the face of the most extreme human rights crises investors share responsibility to act, individually and collectively, in addition to the role and responsibility of governments.

We believe that investors do not want their pensions and family savings connected to genocide.  In KRC Research’s 2007 study, 71% of respondents said companies should take extreme cases of human rights abuses, such as genocide, into account rather than base investment decisions solely on economic criteria.  Further, over 150,000 people have objected to financial firms about such problem investments.  Reasonable people may disagree about what constitutes socially responsible investing, but few people want their savings to be complicit in genocide.

# 1338728  v. 10

We believe that negative publicity resulting from the many national press reports and widespread consumer protests can damage the company’s reputation, hurt employee morale, increase its cost to acquire customers, and reduce the shareholder base for distributing expenses, all of which can negatively impact Franklin Templeton shareholders.

We see no compelling reason to invest in companies that fund genocide.  We believe there are ample competitive alternatives and flexibility of investment choices, even with index funds.  As noted by Gary Brinson’s classic study, investment returns are affected much more by asset allocation than individual security selections, so avoiding a small number of problem companies need not result in any significant effect on performance.

Investor pressure has proven effective in influencing foreign governments.  The campaign against Talisman Energy contributed to the January 2005 Comprehensive Peace Agreement between Khartoum and South Sudan.

*        Language used in the proposals submitted by Robert S. Weiner, Linda J. Weiner and Aya Betensky.

**      Language used in the proposals submitted by Carol Haskell, Trustee, and Jonathan Seidel, Trustee.

RESOLVED:

Shareholders request that the Board institute procedures to prevent holding investments in companies that, in the judgment of the Board, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.

DISCUSSION:

In addition to preventing future investments in problem companies, the proposals call for corrective action to address existing investments in problem companies.  If the fund can effectively influence the problem company’s management, then this may be an appropriate action.  If not, the security should be sold.

What is the Recommendation of the Trustees?

THE BOARD OF TRUSTEES OF FMSF UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST EACH OF THESE PROPOSALS.

Why do the Trustees Unanimously Recommend a Vote Against all of these Proposals?

1.            Our approach to effecting change.

The conditions in the Darfur region of Sudan are deplorable, and the FMSF Board and the Investment Manager support efforts toward positive and meaningful reform there. The FMSF Board and the Investment Manager also recognize and are respectful of the fact that there are many different perspectives and opinions on the best way to approach this and similar issues. In the Investment Manager’s many years of investing experience, it has seen that fostering economic and business development through investment can often help in achieving reforms.

2.            These Funds have responsibilities to their shareholders.

Each of Franklin Mutual Shares Fund, Franklin Mutual Global Discovery Fund and Franklin Mutual Quest Fund must act in what it believes to be the best interests of its respective shareholders and has to make investment decisions that are consistent with the investment guidelines contained in each Fund’s prospectus. In keeping with these obligations, the Investment Manager considers all material factors in assessing the merits of an investment and seeks to achieve the best investment results, consistent with stated investment goals and policies.

# 1338728  v. 10

3.            The FMSF Board believes that the Investment Manager’s approach is preferable to the approach recommended by all of the Shareholder Proposals.

The Investment Manager considers these issues on a company-by-company basis as part of the investment management process, as discussed in more detail below.  The Investment Manager and the FMSF Board believe that this investment approach, which considers these issues on an investment-by-investment basis and as part of the overall investment management process, is preferable to the approach recommended by these shareholder proposals because the issues raised by these proposals are an inextricable part of the Investment Manager’s investment management process and, therefore, are not well suited for a policy implemented by any board of trustees.  Our public statement regarding investment in PetroChina, which is reproduced below from the Franklin Templeton Investments website, provides an example of the considerations implemented by the Investment Manager:

Franklin Templeton Investments: Statement on PetroChina

Currently, several groups that are trying to effect change in the Darfur region of Sudan are asking individual investors and asset managers such as Franklin Templeton to sell holdings of companies identified as having business ties to Sudan.  Among the companies being targeted for divestment is PetroChina, which is currently a holding in several Templeton emerging markets funds.  PetroChina, which has stated that they do not conduct business in Sudan itself, is being targeted because its parent company, CNPC, has business interests there.

The conditions in the Darfur region of Sudan are deplorable, and we support efforts toward positive and meaningful reform there.  We also recognize and are respectful of the fact that there are many different perspectives and opinions on the best way to approach this issue.  However, identifying the best way to achieve change continues to be a matter of serious debate.  Some have questioned whether divestment will prove effective in this situation.  In our 25 years of experience investing in emerging markets, we have seen that fostering economic and business development through investment can often help in achieving reforms.

It is important to note that the Sudan Accountability and Divestment Act of 2007 does not require divestment from any specific company.  Our investment professionals will continue to actively engage company managements when they have any concerns with company management or their activities, and PetroChina is no exception to this approach of engagement.  As an investment adviser, our fiduciary responsibility to our fund shareholders is to make investment decisions that are consistent with the guidelines in each fund’s prospectus.  To achieve this, our investment teams consider all risk factors, including those related to social and political issues, when evaluating a potential holding or making other investment decisions for a given fund.

4.            The Investment Manager considers Environmental, Social and Governance considerations as part of the investment selection and risk management process.

The Investment Manager and the FMSF Board recognize that environmental, social and governance issues have the potential to affect the performance of an investment and, therefore, believe that consideration of these issues should be incorporated into the Investment Manager’s investment analysis and decision-making processes, including the Investment Manager’s risk management processes.  Accordingly, such considerations that may affect a company are already considered by the Investment Manager as part of the investment management process and are overseen by the FMSF Board.

5.            The Investment Manager and FMSF comply with all applicable legal and regulatory restrictions on investments.

The U.S. Government maintains a comprehensive set of laws and regulations governing business relationships with countries that are believed to be responsible for egregious violations of human rights.  For example, United States law prohibits investments in companies owned or controlled by the government of Sudan. The Investment Manager is committed to complying fully with these laws and any related investment sanctions and any additional investment restrictions that the United States government might enact with respect to companies doing business in Sudan or any other country. The FMSF Board and the Investment Manager recognize and respect that investors have other investment opportunities open to them should they wish to avoid investments in certain companies or countries. However, we do not believe that adding additional procedures limiting otherwise lawful investments and the Investment Manager’s ability to select the best investments for the Funds would be in the best interests of Fund shareholders.

# 1338728  v. 10

6.            A significant majority of the shareholders of other Franklin Templeton Funds rejected this proposal in 2013.

Substantially identical proposals were submitted for the 2013 Annual Meeting of certain Templeton Funds.  Over 80% of each such fund’s shares present and voting on the proposal either voted against the proposal or abstained; less than 20% of a fund’s shares present and voting on the proposal were voted in favor of the proposal.

7.            These Funds have never invested in PetroChina

               Although the shareholder proposals request adoption of broad procedures to prevent investments in companies believed to contribute substantially to genocide or egregious violations of human rights, the shareholder proposals reference investments in PetroChina.  Management believes that each shareholder proposal was essentially a “form proposal” that was developed and used to submit shareholder proposals to various mutual funds without regard to whether the funds receiving the proposals actually held positions in PetroChina.  Management notes that Franklin Mutual Shares Fund, Franklin Mutual Global Discovery Fund and Franklin Mutual Quest Fund have never invested in PetroChina and, therefore, questions the relevance of these shareholder proposals to Franklin Mutual Shares Fund, Franklin Mutual Quest Fund and Franklin Mutual Global Discovery Fund.

What is the Required Vote on Proposals 6a–6e?

               Proposals 6a–6e each must be approved by the affirmative vote of a majority of the votes cast by shareholders of the applicable Fund at the Meeting, provided that a quorum is present.  If any of Proposals 6a–6e  is not approved by a majority of the votes cast by shareholders of the applicable Fund at the Meeting, no further action will be taken with respect to such shareholder proposal.

THE FMSF BOARD RECOMMENDS A VOTE AGAINST PROPOSALS 6a – 6e.

♦  ADDITIONAL INFORMATION ABOUT THE FUNDS

The Investment Managers. The Investment Managers and any subadviser(s) of the Funds and their principal addresses are set forth below.  Pursuant to an investment management agreement, the Investment Manager for a Fund (along with any sub-investment manager) manages the investment and reinvestment of that Fund’s assets.  Each Investment Manager is a direct or indirect, wholly owned or majority owned subsidiary of Resources.

Trust/Fund	Investment Manager	Subadviser(s)
Franklin Alternative Strategies Funds
Franklin Pelagos Commodities Strategy Fund	Franklin Alternative Strategies Advisers, LLC[1]

Chilton Investment Company, LLC[5]

Impala Asset Management, LLC[6]

Jennison Associates, LLC[7]

Independence Capital Asset Partners, LLC[8]

Wellington Management Company, LLP[9]

P. Schoenfeld Asset Management L.P.[10]

York Registered Holdings, L.P.[11]

Basso Capital Management, L.P.[12]

Lazard Asset Management, LLC[13]

Chatham Asset Management, LLC[14]

Loomis Sayles & Company, L.P.[15]

Graham Capital Management, L.P.[16]

Franklin K2 Alternative Strategies Fund	K2/D&S Management Co., L.L.C.[2]

Franklin Managed Trust
Franklin Rising Dividends Fund	Franklin Advisory Services, LLC[3]	NA

Franklin Mutual Series Funds
Franklin Mutual Beacon Fund	Franklin Mutual Advisers, LLC[4]	Franklin Templeton Investment Management Limited
Franklin Mutual European Fund	Franklin Mutual Advisers, LLC[4]	NA
Franklin Mutual Financial Services Fund	Franklin Mutual Advisers, LLC[4]	NA
Franklin Mutual Global Discovery Fund	Franklin Mutual Advisers, LLC[4]	NA
Franklin Mutual International Fund	Franklin Mutual Advisers, LLC[4]	NA
Franklin Mutual Quest Fund	Franklin Mutual Advisers, LLC[4]	NA
Franklin Mutual Shares Fund	Franklin Mutual Advisers, LLC[4]	NA

Franklin Value Investors Trust
Franklin All Cap Value Fund	Franklin Advisory Services, LLC[3]	NA
Franklin Balance Sheet Investment Fund	Franklin Advisory Services, LLC[3]	NA
Franklin Large Cap Value Fund	Franklin Advisory Services, LLC[3]	NA
Franklin MicroCap Value Fund	Franklin Advisory Services, LLC[3]	NA
Franklin MidCap Value Fund	Franklin Advisory Services, LLC[3]	NA
Franklin Small Cap Value Fund	Franklin Advisory Services, LLC[3]	NA

# 1338728  v. 10

1        Franklin Alternative Strategies Advisers, LLC is located at One International Place, 25th Floor, Boston, MA 02110.

2      K2/D&S Management Co., L.L.C. is located at 300 Atlantic Street 12th Floor, Stamford, CT 06901-3535.

3      Franklin Advisory Services, LLC is located at One Parker Plaza, 9th Floor, Fort Lee, NJ 07024.

4      Franklin Mutual Advisers, LLC is located at 101 John F. Kennedy Parkway, Short Hills, NJ 07078.

5        Chilton Investment Company, LLC is located at 1290 East Main Street, 1st Floor, Stamford, Connecticut 06902.

6        Impala Asset Management, LLC is located at 107 Cherry Street, New Canaan, Connecticut 06840.

7      Jennison Associates, LLC is located at 466 Lexington Avenue New York, New York 10017.

8      Independence Capital Asset Partners, LLC is located at 1400 16th Street, Suite 520, Denver, Colorado 80202

9        Wellington Management Company, LLP is located at

10     P. Schoenfeld Asset Management L.P. is located at

11      York Registered Holdings, L.P. is located at 767 Fifth Avenue, 17th Floor, New York, New York 10153.

12     Basso Capital Management, L.P. is located at 1266 East Main Street, 4th Floor, Stamford, Connecticut 06902.

13      Lazard Asset Management, LLC is located at 30 Rockefeller Plaza, 55th Floor, New York, New York 10112.

14     Chatham Asset Management, LLC is located at 26 Main Street, Suite 204, Chatham, New Jersey 07928.

15     Loomis Sayles & Company, L.P. is located at One Financial Center, Boston, Massachusetts 02111.

16     Graham Capital Management, L.P. is located at 40 Highland Avenue, Rowayton, Connecticut 06853.

# 1338728  v. 10

               [There were no purchases or sales of any securities in excess of 1% of any class of outstanding securities of a Fund’s Investment Manager or any of the Investment Manager’s parents or subsidiaries by any nominee for election as a Trustee of the applicable Trust since the beginning of the Fund’s most recently completed fiscal year.]

The Administrator.  Pursuant to a subcontract for fund administration services with each Fund’s Investment Manager, Franklin Templeton Services, LLC (“FT Services”) performs certain administrative services to the Fund.  FT Services, with its principal address at One Franklin Parkway, San Mateo, California 94403-1906, is an indirect, wholly owned subsidiary of Resources and an affiliate of each Fund’s Investment Manager. The fee for administrative services provided by FT Services is paid by each Fund’s Investment Manager based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

FT Services has contracted with The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, NY 10286, to provide certain sub-administrative services and facilities for the Franklin K2 Alternative Strategies Fund.

With respect to the European Fund, prior to July 1, 2014, FT Services performed certain administrative services to the Fund pursuant to a fund administration agreement with FMSF, under which the Fund paid its allocated share of an administrative fee to FT Services based on the FMSF’s aggregate average daily net assets.  For the fiscal year ended December 31, 2014, FT Services received $1.1 million (after fee waivers and/or expense reimbursements) for administrative services provided to the European Fund.  FT Services will continue to provide administrative services to the European Fund after approval of the New FTIML Subadvisory Agreement.

The Underwriter.  The principal underwriter for each Fund is Franklin Templeton Distributors, Inc. (“Distributors”), with its principal address at One Franklin Parkway, San Mateo, California 94403-1906.  As principal underwriter, Distributors receives underwriting commissions and 12b-1 fees pursuant to separate Rule 12b‑1 plans adopted by the Boards, which fees are used for, among other things, advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public.

With respect to the European Fund, Distributors received $5.1 million in distribution fees for the fiscal year ended December 31, 2014.  Distributors will continue to act as principal underwriter for the European Fund after approval of the New FTIML Subadvisory Agreement.

The Transfer Agent.  The transfer agent and shareholder servicing agent for each Fund is Franklin Templeton Investor Services, LLC (“FTIS”), located at 3344 Quality Drive, Rancho Cordova, California 95670-7313.

With respect to the European Fund, FTIS received $3.7 million in connection with its services as transfer agent and shareholder servicing agent for the Fund for the fiscal year ended December 31, 2014.  FTIS will continue to act as transfer agent and shareholder servicing agent for the European Fund after approval of the New FTIML Subadvisory Agreement.

The Custodian.  The custodian for each Fund is The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, New York 10286.

Other Matters.  Each Fund’s audited financial statements and annual report for its last completed fiscal year, and any subsequent semi-annual report to shareholders, are available free of charge.  To obtain a copy, please call (800) DIAL BEN ((800) 342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

Outstanding Shares and Principal Shareholders.  The outstanding shares and classes of each Fund as of January 27, 2015, the Record Date, are set forth in Exhibit G.

The names and addresses of shareholders that owned beneficially 5% or more of the outstanding shares of a Fund are set forth in Exhibit H. From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding of any class of a Fund.  To the knowledge of each Fund’s management, as of the Record Date, there were no other entities, except as set forth in Exhibit H, owning beneficially more than 5% of the outstanding shares of any class of the Fund.

# 1338728  v. 10

[In addition, to the knowledge of each Fund’s management, as of [_________], no Trustee of a Fund owned 1% or more of the outstanding shares of any class of the Fund.  The Trustees and officers of each Fund, as a group, owned of record and beneficially [_]% of [_________], and less than 1% of the outstanding shares of the other classes of the Funds.]

Contacting the Board.  If a shareholder wishes to send a communication to the Board of a Fund, such correspondence should be in writing and addressed to the Board of that Fund at One Franklin Parkway, San Mateo, California 94403-1906, Attention:  Secretary.  The correspondence will be given to the Board for review and consideration.

♦ FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies.  Your vote is being solicited by the Boards.  The cost of soliciting proxies, including the fees of a proxy soliciting agent, will be allocated as follows: [25]% of the soliciation costs will be borne by the Funds' Investment Managers and [75]% of the solicitation costs will be borne by the Funds. With respect to the solicitation costs to be borne by the Funds, to the extent that the costs can be identified for a particular Fund (such as a proposal that affects only one Fund), such costs will be paid by the Fund. Otherwise, the solicitation costs payable by the Funds for each proposal will be borne across all Funds included in that proposal, based upon the number of shareholder accounts in each Fund. Franklin Templeton Investments and the Funds also will reimburse brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Funds expect that the solicitation will be primarily by mail, but may also include telephone, facsimile, electronic or other means of communication.  Trustees and officers of a Fund, and regular employees and agents of a Fund’s Investment Manager or its affiliates involved in the solicitation of proxies are not reimbursed.

D.F. King (the “Solicitor”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $[2,600,388] to $[3,223,715], including expenses.  As the date of the Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received.

Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Funds.  Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below.  The Boards believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail or by other acceptable means.  If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares.  If the information solicited agrees with the information provided to the Solicitor, then the Solicitor may ask for the shareholder’s instructions on the Proposals.  Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in this proxy statement.  The Solicitor will record the shareholder’s instructions on the proxy card.  Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card(s) originally sent with the proxy statement by mail, by Internet (as permitted), or by telephone instruction (as permitted), or attend in person.

Voting by Broker-Dealers.  The Funds expect that, before the Meeting, broker-dealer firms holding shares of the Funds in “street name” for the broker-dealer firms’ customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Funds understand that broker-dealers may only vote on Proposal 1, Election of a Board of Trustees, on behalf of the broker-dealer firms’ customers and beneficial owners.  Certain broker-dealers may exercise discretion over shares held in the broker-dealer firms’ names for which no instructions are received by voting these shares in the same proportion as the broker-dealer firms vote shares for which they received instructions.

# 1338728  v. 10

Quorum.  For each Trust or Fund thereof, the holders of 40% of the outstanding shares of the Trust (or if the proposal is to be voted upon by a Fund separately, holders of 40% of the outstanding shares of that Fund) entitled to vote at the Meeting, present in person or represented by proxy, constitutes a quorum at the Meeting for purposes of acting upon the Proposals applicable to such Trust (or Fund).  The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, (ii) the broker or nominee has voted such shares in their discretion on Proposal 1, but (iii) the broker or nominee does not have discretionary voting power on other matters), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Method of Tabulation.  The vote required to approve each Proposal is set forth in the discussion of the Proposal. Generally, abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast.  Therefore, abstentions and broker non-votes may have the same effect as a vote “against” the Proposals that require an affirmative vote by a certain percentage of shareholders, but will not have an effect on Proposals that require a plurality or an affirmative vote of a majority of votes cast for approval.

Simultaneous Meetings. The Meeting is to be held at the same time as a meeting of shareholders of certain other Franklin Templeton funds. If any shareholder at the Meeting objects to the holding of simultaneous meetings and moves for an adjournment of the Meeting to a time promptly after the simultaneous meetings, the persons designated as proxies will vote in favor of such adjournment.

Adjournment.  The Meeting as to any Fund may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy and entitled to vote at the Meeting), or by the Chairman of the Board or certain officers, whether or not a quorum is present.  Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes have not been received to approve a Proposal, or for any other reason consistent with applicable state law and the Fund’s By-Laws, including to allow for the further solicitation of proxies.  Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment.  The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Funds on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of such Funds did not have timely notice, as set forth in the SEC’s proxy rules.

Shareholder Proposals.  The Funds are not required and do not intend to hold regular annual meetings of shareholders.  A shareholder who wishes to submit a proposal for consideration for inclusion in a Fund’s proxy statement for the next meeting of shareholders of such Fund should send his or her written proposal to Fund’s offices: for FMT and FVIT – One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary; for FMSF and FASF – 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078-2702, Attention: Secretary, so that it is received within a reasonable time in advance of such meeting in order to be included in the appropriate Fund’s proxy statement and proxy card relating to that meeting and presented at the meeting.  A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and the applicable Fund’s governing instruments.  Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund’s proxy statement or presented at the meeting.

# 1338728  v. 10

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any questions as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy cards will vote on such matters in accordance with the views of management.

By Order of the Boards of Trustees,

Steven J. Gray

Secretary

[________], 2015

Exhibit A-1

NOMINATING COMMITTEE CHARTER

(for Franklin Managed Trust and Franklin Value Investors Trust)

I.            The Committee.

           The Nominating Committee (the “Committee”) is a committee of, and established by, the Board of Directors/Trustees of the Fund (the “Board”).  The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board.  The Committee shall be comprised entirely of “independent members.”  For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund (“Disinterested Board members”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

II.         Board Nominations and Functions.

1.      The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board.  The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the Fund’s investment manager and other principal service providers.  Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act.  The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment managers or service providers.

2.      The Committee also shall evaluate candidates’ qualifications and make recommendations for “interested” members on the Board to the full Board.

3.      The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

4.      The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Fund’s offices.  The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

III.       Committee Nominations and Functions.

The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board.

IV.        Other Powers and Responsibilities.

1.      The Committee shall meet at least once each year or more frequently in open or executive sessions.  The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate.  The Committee shall have separate sessions with management and others, as and when it deems appropriate.

2.      The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

3.      The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

# 1338728  v. 10

4.      A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee.  The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.  The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s by-laws.  In the event of any inconsistency between this Charter and the Fund’s organizational documents, the provisions of the Fund’s organizational documents shall be given precedence.

5.      The Committee shall review this Charter at least annually and recommend any changes to the full Board.

ADDITIONAL STATEMENT FOR CLOSED-END FUNDS ONLY

The Committee shall comply with any rules of any stock exchange, if any, applicable to nominating committees of closed-end funds whose shares are registered thereon.

Reviewed and approved by Nominating Committees October 12, 2009 (no revisions)

Adopted by Boards of Directors/Trustees October 13, 2009

A-1-1

# 1338728  v. 10

[THIS PAGE INTENTIONALLY LEFT BLANK]

A-1-2

# 1338728  v. 10

Exhibit A-2

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

(for Franklin Mutual Series Funds and Franklin Alternative Strategies Funds)

This Charter has been adopted by the Board of Trustees of Franklin Mutual Series Funds and Franklin Alternative Strategies Funds (each, the “Fund”) to govern its Nominating and Corporate Governance Committee (the “Committee”), which shall have the purposes, goals, responsibilities, authority and specific powers described herein.

I.            The Committee.

The Nominating and Corporate Governance Committee (the “Committee”) is a committee of, and established by, the Board of Trustees of the Fund (the “Board”). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of “independent members” or “Disinterested Board members,” which for purposes of this Charter shall mean members who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). A member of the Committee shall be selected by the Board of Trustees to serve as the Committee’s chairperson. The Committee may delegate any portion of its authority to a subcommittee comprised solely of its members.

II.           Board Size, Composition and Nominations.

1.            The Committee shall (a) evaluate from time to time the appropriate size of the Board of Trustees and recommend any increase or decrease with respect thereto, (b) recommend any changes in the composition (including the relative relationship of interested to Disinterested Board members) of the Board of Trustees so as to best reflect the objectives of the 1940 Act, the Fund and the Board of Trustees, (c) establish processes for developing candidates for Disinterested Board members and for the conducting of searches with respect thereto, and (d) recommend to the independent trustees (i) a slate of Disinterested Board members to be elected at Fund shareholders meetings, or (ii) nominees to fill Disinterested Board member vacancies on the Board of Trustees, where and when appropriate.

2.            The Committee shall identify, research, recruit and evaluate the qualifications of candidates for nomination for Disinterested Board members to serve on the Board, and make recommendations with respect thereto. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. Consistent with the Fund’s governance best practices, the Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with investment managers, employees or service providers of the Fund.

3.            The Committee shall also evaluate candidates’ qualifications, and make recommendations to the full Board, for positions as “interested” members on the Board.

4.            The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are properly submitted to the Committee or the Fund. The Committee shall adopt, by resolution, policies regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

5.            The Committee shall consider and recommend to the independent trustees or the Board, as appropriate, procedures for implementing changes required by statute, regulatory bodies and case law relating to the nomination, election or solicitation process with regard to election of trustees.

III.         Other Board Committees.

1.            The Committee shall make recommendations to the full Board as regards nomination for membership on all committees of the Board and shall review committee assignments at least annually.

# 1338728  v. 10

2.            The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the independent trustees or the full Board, as appropriate.

IV.         Corporate Governance.

1.            The Committee shall review proposed changes in, and where appropriate propose changes with respect to, the Fund’s governing instruments, including, but not limited to, its certificate of incorporation and bylaws, as such documents relate to corporate governance matters.

2.            The Committee shall periodically review Fund corporate governance procedures and shall recommend any appropriate changes to the full Board.

3.            The Committee shall initiate consideration, and otherwise be available to consider, issues relating to the respective roles entrusted to the Fund’s adviser, the Fund, the Board of Trustees and the independent trustees.

4.            The Committee shall review persons who are under consideration to act as legal counsel to the Disinterested Board members and their qualifications to serve or continue to serve as “independent legal counsel” under applicable Securities and Exchange Commission rules, and shall make recommendations to the independent trustees with regard thereto. The Committee shall monitor the performance of legal counsel employed by the Fund and by the Disinterested Board members.

V.           Other Powers and Responsibilities.

1.            The Committee shall meet at least twice each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s by-laws. In the event of any inconsistency between this Charter and the Fund’s organizational documents, the provisions of the Fund’s organizational documents shall be given precedence.

2.            The Committee shall have the resources and authority appropriate to discharge its responsibilities. The Committee shall have the sole authority to retain and terminate any search firm to be used to identify Disinterested Board member candidates, including the sole authority to approve such search firms’ fees, at the expense of the Fund and other retention terms. The Committee may also retain counsel of its choice and other advisers which the Committee deems necessary, at the expense of the Fund.

3.            The Committee shall report is activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

4.            The Committee shall review this Charter at least annually and recommend any changes to the full Board. The Committee shall annually conduct a performance evaluation of the Committee and report the evaluation results to the Board of Trustees.

A-2-1

# 1338728  v. 10

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

STATEMENT OF POLICY AND PROCEDURES
FOR CONSIDERING CANDIDATES FOR THE BOARD OF TRUSTEES

The Nominating and Corporate Governance Committee (the “Nominating Committee”) of the Board of Trustees/Trustees of the Fund (the “Board”) has adopted this Statement of Policy and Procedures to memorialize its views as to (i) the criteria for selecting nominees for Trustees/Trustees of the Fund and (ii) the appropriate procedures for shareholders of the Fund to submit recommendations to the Nominating Committee for candidates for the Board.

In the event that a vacancy to be filled occurs or is expected to occur on the Fund’s Board, subject to the conditions and procedures described below more fully, the Nominating Committee shall consider and review recommendations for candidates to fill such vacancy made by current Board members (or in the case of candidates for Independent Trustees, by current Independent Trustees and, if and when requested by the Nominating Committee, by all Board members) and by Fund Management (when and as may be requested by the Nominating Committee), as well as recommendations by Qualifying Fund Shareholders (as described below) that are submitted in writing and are addressed to the Chairperson of the Nominating Committee at the Fund’s offices.

Criteria for Selecting of Trustee Nominees

In considering the qualifications of a potential candidate, the Nominating Committee will generally consider such candidate’s educational background, business or professional experience, and reputation.  In addition, the following minimum qualifications shall apply with respect to a candidate for Board membership as an Independent Trustee:

1.            Such candidate shall be independent from relationships with the Fund’s investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the Investment Company Act of 1940, as amended, and the rules and interpretations thereunder.

2.            Such candidate shall demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member.

3.            Such candidate shall have no continuing relationship as a director, officer or board member of any open-end or closed-end fund other than those within the Franklin Templeton Investments fund complex.

Procedures for Submitting Recommendations to the Nominating Committee for Trustee Nominees

The Nominating Committee will consider recommendations for Trustee nominees submitted to it by the appropriate persons, as noted above, and by Qualifying Fund Shareholders so long as such recommendations are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Trustee, including as an Independent Trustee of the Fund, in accordance with the criteria set forth above.

A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information:

(a)          the name and address of the Qualifying Fund Shareholder making the recommendation;

(b)          the number of shares of each class and series, if any, of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder;

A-2-2

# 1338728  v. 10

(c)          a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made;

(d)          the name, age, date of birth, business address and residence address of the person or persons being recommended;

(e)          such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Board;

(f)           whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Fund, as defined in the Investment Company Act of 1940; and

(g)          the written consent of each person recommended to serve as a Trustee of the Fund if so nominated and elected/appointed.

It is the intention of the Nominating Committee that the recommending shareholder demonstrate a significant and long term commitment to the Fund and its other shareholders and that his or her objectives in submitting a recommendation are consistent with the best interests of the Fund and all of its shareholders.

In the event the Nominating Committee receives a recommendation from a Qualifying Fund Shareholder (i) during a time when no vacancy exists or is expected to exist in the near term, or (ii) within 60 days of the date of the meeting of the Board at which the Board acts to fill a vacancy or call a meeting of shareholders for the purpose of filling such vacancy, and, in each case, the recommendation otherwise contains all the information required, the Nominating Committee will retain such recommendation in its files until a vacancy exists or is expected to exist in the near term and the Nominating Committee commences its efforts to fill such vacancy.

A-2-3

# 1338728  v. 10

[THIS PAGE INTENTIONALLY LEFT BLANK]

A-2-4

# 1338728  v. 10

Exhibit B

AUDIT FEE INFORMATION

 Audit Fee Information for Franklin Value Investors Trust

               Audit Fees.  The aggregate fees paid to PwC for professional services rendered by PwC for the audit of FVIT’s annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $176,429 for the fiscal year ended October 31, 2014 and $179,364 for the fiscal year ended October 31, 2013.

               Audit-Related Fees.  The aggregate fees paid to PwC for assurance and related services by PwC that are reasonably related to the performance of the audit or review of FVIT’s financial statements and not reported under “Audit Fees” above $2,894 for the fiscal year ended October 31, 2014 and $2,894 for the fiscal year ended October 31, 2013.

               In addition, the Audit Committee of FVIT pre-approves PwC’s engagement for audit-related services to be provided to the Investment Manager for FVIT and certain entities controlling, controlled by, or under common control with such Investment Manager that provide ongoing services to FVIT, which engagements relate directly to the operations and financial reporting of FVIT.  There were no fees paid to PwC for these services for the fiscal years ended October 31, 2014 and October 31, 2013 that were not reported above.

               Tax Fees.  PwC did not render any tax compliance, tax advice or tax planning services (“tax services”) to FVIT for the fiscal years ended October 31, 2014 and October 31, 2013.

               In addition, the Audit Committee of FVIT pre-approves PwC’s engagement for tax services to be provided to the Investment Manager for FVIT and certain entities controlling, controlled by, or under common control with such Investment Manager that provide ongoing services to FVIT, which engagements relate directly to the operations and financial reporting of FVIT. The fees for these services were $0 for the fiscal year ended October 31, 2014 and $6,930 for the fiscal year ended October 31, 2013. The tax services for which these fees were paid included technical tax consultation for capital gain tax and withholding tax reporting for foreign governments and requirements on local country’s self-certification forms.

               All Other Fees.  The aggregate fees paid for products and services provided by PwC to FVIT, other than the services reported above, were $1,528 for the fiscal year ended October 31, 2014 and $0 for the fiscal year ended October 31, 2013. The services for which these fees were paid included review of materials provided to the FVIT Board in connection with the investment management contract renewal process.

               In addition, the Audit Committee of FVIT pre-approves PwC’s engagement for other services with the Investment Manager for FVIT and certain entities controlling, controlled by, or under common control with such Investment Manager that provide ongoing services to FVIT, which engagements relate directly to the operations and financial reporting of FVIT. The fees paid to PwC for such other services and not reported above were $158,208 for the fiscal year ended October 31, 2014 and $39,194 for the fiscal year ended October 31, 2013.  The services for which these fees were paid included preparation and review of materials provided to the FVIT Board in connection with the investment management contract renewal process.

               Aggregate Non-Audit Fees.  The aggregate fees paid to PwC for non-audit services provided by PwC to FVIT and to the Investment Manager for FVIT or to any entity controlling, controlled by, or under common control with such Investment Manager that provide ongoing services to FVIT were $162,630 for the fiscal year ended October 31, 2014 and $49,018 for the fiscal year ended October 31, 2013.

               The Audit Committee of FVIT has determined that the provision of the non-audit services that were rendered to the Investment Manager for FVIT and to any entities controlling, controlled by, or under common control with such Investment Manager that provide ongoing services to FVIT is compatible with maintaining PwC’s independence.

Audit Fee Information for Franklin Managed Trust:

               Audit Fees.  The aggregate fees paid to Tait Weller for professional services rendered by Tait Weller for the audit of FMT’s annual financial statements or for services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements were $29,500 for the fiscal year ended September 30, 2014, and $28,600 for the fiscal year ended September 30, 2013.

               Audit-Related Fees.  There were no fees paid to Tait Weller for assurance and related services by Tait Weller that are reasonably related to the performance of the audit or review of FMT’s financial statements and not reported under “Audit Fees” above for the fiscal years ended September 30, 2014 and September 30, 2013.

               In addition, the Audit Committee of FMT pre-approves Tait Weller’s engagement for audit-related services to be provided to the Investment Manager for FMT and certain entities controlling, controlled by, or under common control with such Investment Manager that provide ongoing services to FMT, which engagements relate directly to the operations and financial reporting of FMT.  There were no fees paid to Tait Weller for these services for the fiscal years ended September 30, 2014 and September 30, 2013 that were not reported above.

               Tax Fees.   Tait Weller did not render any tax compliance, tax advice or tax planning services (“tax services”) to FMT for the fiscal years ended September 30, 2014 and September 30, 2013.

               In addition, the Audit Committee of FMT pre-approves Tait Weller’s engagement for tax services to be provided to the Investment Manager for FMT and certain entities controlling, controlled by, or under common control with such Investment Manager that provide ongoing services to FMT, which engagements relate directly to the operations and financial reporting of FMT. There were no fees paid to Tait Weller for these services for the fiscal years ended September 30, 2014 and September 30, 2013 that were not reported above.

               All Other Fees.  There were no fees paid to Tait Weller for products and services provided by Tait Weller to FMT, other than the services reported above.

               In addition, the Audit Committee of FMT pre-approves Tait Weller’s engagement for other services with the Investment Manager for FMT and certain entities controlling, controlled by, or under common control with such Investment Manager that provide ongoing services to FMT, which engagements relate directly to the operations and financial reporting of FMT. There were no fees paid to Tait Weller for these services for the fiscal years ended September 30, 2014 and September 30, 2013 that were not reported above.

               Aggregate Non-Audit Fees.  There were no fees paid to Tait Weller for non-audit services to FMT for its last two fiscal years or to the Investment Manager to FMT or to any entity controlling, controlled by, or under common control with such Investment Manager that provide ongoing services to FMT for the fiscal years ended September 30, 2014 and September 30, 2013.

               The Audit Committee of FMT has determined that the provision of the non-audit services that were rendered to the Investment Manager for FMT and to any entities controlling, controlled by, or under common control with such Investment Manager that provide ongoing services to FMT is compatible with maintaining Tait Weller’s independence.

Audit Fee Information for Franklin Mutual Series Funds:

               Audit Fees.  The aggregate fees paid to E&Y for professional services rendered by E&Y for the audit of FMSF’s annual financial statements or for services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $[   ] for the fiscal year ended December 31, 2014, and $528,870 for the fiscal year ended December 31, 2013.

               Audit-Related Fees.  [There were no fees paid to E&Y for assurance and related services by E&Y that are reasonably related to the performance of the audit or review of FMSF’s financial statements and not reported under “Audit Fees” above for the fiscal years ended December 31, 2014 and December 31, 2013.]

# 1338728  v. 10

               In addition, the Audit Committee of FMSF pre-approves E&Y’s engagement for audit-related services to be provided to the Investment Manager for FMSF and certain entities controlling, controlled by, or under common control with such Investment Manager that provide ongoing services to FMSF, which engagements relate directly to the operations and financial reporting of FMSF.  The fees for these services were $[   ] for the fiscal year ended December 31, 2014 and $0 for the fiscal year ended December 31, 2013.  The services for which these fees were paid included:

               Tax Fees.  [The aggregate fees paid to E&Y for tax compliance, tax advice or tax planning services (“tax services”) to FMSF were $[   ] for the fiscal year ended December 31, 2014, and $3,281 for the fiscal year ended December 31, 2013. The tax services for which these fees were paid included: [__________].

               In addition, the Audit Committee of FMSF pre-approves E&Y’s engagement for tax services to be provided to the Investment Manager for FMSF and certain entities controlling, controlled by, or under common control with such Investment Manager that provide ongoing services to FMSF, which engagements relate directly to the operations and financial reporting of FMSF. The fees for these services were $[   ] for the fiscal year ended December 31, 2014, and $6,417 for the fiscal year ended December 31, 2013. The tax services for which these fees were paid included [____________].

               All Other Fees.  There were no fees paid to E&Y for products and services provided by E&Y to FMSF, other than the services reported above.

               In addition, there were no fees paid to E&Y for products and services provided by E&Y to the Investment Manager for FMSF, or to certain entities controlling, controlled by, or under common control with such Investment Manager that provide ongoing services to FMSF, other than the services reported above.

               Aggregate Non-Audit Fees.  The aggregate fees paid to E&Y for non-audit services provided by E&Y to FMSF and to the Investment Manager for FMSF or to any entity controlling, controlled by, or under common control with such Investment Manager that provide ongoing services to FMSF were $[   ] for the fiscal year ended December 31, 2014, and $9,698 for the fiscal year ended December 31, 2013.  The aggregate non-audit fees for the fiscal year ended December 31, 2014, include the amounts shown under Tax Fees ($[   ]) (including services provided to the Investment Manager for FMSF and its control entities ($[   ])) and All Other Fees ([$ ]) (including services provided to the Investment Manager for FMSF and its control entities ($[   ])).

               The Audit Committee of FMSF has determined that the provision of the non-audit services that were rendered to the Investment Manager for FMSF and to any entities controlling, controlled by, or under common control with such Investment Manager that provide ongoing services to FMSF is compatible with maintaining E&Y’s independence.

Audit Fee Information for Franklin Alternative Strategies Funds:

               Audit Fees.  The aggregate fees paid to E&Y for professional services rendered by E&Y for the audit of FASF’s annual financial statements or for services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $92,925 for the fiscal year ended May 31, 2014, and $56,000 for the fiscal year ended May 31, 2013.

               Audit-Related Fees.  There were no fees paid to E&Y for assurance and related services by E&Y that are reasonably related to the performance of the audit or review of FASF’s financial statements and not reported under “Audit Fees” above for the fiscal years ended May 31, 2014 and May 31, 2013.

               In addition, the Audit Committee of FASF pre-approves E&Y’s engagement for audit-related services to be provided to the Investment Manager for FASF and certain entities controlling, controlled by, or under common control with such Investment Manager that provide ongoing services to FASF, which engagements relate directly to the operations and financial reporting of FASF.  There were no fees paid to E&Y for these services for the fiscal years ended May 31, 2014 and May 31, 2013 that were not reported above.

# 1338728  v. 10

               Tax Fees.   E&Y did not render any tax compliance, tax advice or tax planning services (“tax services”) to FASF for the fiscal years ended May 31, 2014 and May 31, 2013.

               In addition, the Audit Committee of FASF pre-approves E&Y’s engagement for tax services to be provided to the Investment Manager for FASF and certain entities controlling, controlled by, or under common control with such Investment Manager that provide ongoing services to FASF, which engagements relate directly to the operations and financial reporting of FASF. The fees for these services were $77,000 for the fiscal year ended May 31, 2014, and $67,000 for the fiscal year ended May 31, 2013. The tax services for which these fees were paid included web based application providing technical information related to withholding tax rates, treaties, procedures, and form/instructions for portfolio dividends and interest, and capital gains in foreign governments.

               All Other Fees.  There were no fees paid to E&Y for products and services provided by E&Y to FASF, other than the services reported above.

               In addition, the Audit Committee of FASF pre-approves E&Y’s engagement for other services with the Investment Manager for FASF and certain entities controlling, controlled by, or under common control with such Investment Manager that provide ongoing services to FASF, which engagements relate directly to the operations and financial reporting of FASF. There were no fees paid to E&Y for these services for the fiscal years ended May 31, 2014 and May 31, 2013 that were not reported above.

               Aggregate Non-Audit Fees.  The aggregate fees paid to E&Y for non-audit services provided by E&Y to FASF and to the Investment Manager for FASF or to any entity controlling, controlled by, or under common control with such Investment Manager that provide ongoing services to FASF were $77,000 for the fiscal year ended May 31, 2014, and $67,000 for the fiscal year ended May 31, 2013.  The aggregate non-audit fees for the fiscal year ended May 31, 2014 included the amount shown under Tax Fees ($77,000).

               The Audit Committee of FASF has determined that the provision of the non-audit services that were rendered to the Investment Manager for FASF and to any entities controlling, controlled by, or under common control with such Investment Manager that provide ongoing services to FASF is compatible with maintaining E&Y’s independence.

# 1338728  v. 10

[THIS PAGE INTENTIONALLY LEFT BLANK]

# 1338728  v. 10

Exhibit C

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

                              This Agreement and Plan of Reorganization (“Agreement”) is made as of this ___ day of ________, 2015 by and between Franklin Value Investors Trust, a Massachusetts business trust (the “Fund”), and Franklin Value Investors Trust, a Delaware statutory trust (the “DE Trust”) (the Fund and the DE Trust are hereinafter collectively referred to as the “parties”).

                              In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

               1.            Plan of Reorganization.

                              (a)          Upon satisfaction of the conditions precedent described in Section 3 hereof, the Fund, on behalf of itself and its six separately designated series, as listed on Exhibit A hereto (collectively, the “MA series”), will convey, transfer and deliver to the DE Trust, on behalf of each of its separately designated series (collectively, the “DE series”)(each of which corresponds to the MA series with the same name), at the closing provided for in Section 2 (hereinafter referred to as the “Closing”), all of the Fund’s then-existing assets, including the assets of the MA series (the “Assets”), such Assets to become the Assets of the corresponding DE series.  In consideration thereof, the DE Trust, on behalf of each DE series, agrees at the Closing (i) to assume and pay when due all obligations and liabilities of the corresponding MA series (including such MA series’ portion of any obligation and liability of the Fund), existing on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with this Agreement, which fees and expenses shall, in turn, include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any (collectively, the “Liabilities”), such Liabilities to become the obligations and liabilities of the corresponding DE series; and (ii) to deliver to the Fund, on behalf of each MA series, in accordance with paragraph (b) of this Section 1, full and fractional shares of beneficial interest, without par value, of the corresponding DE series, equal in number to the number of full and fractional shares of beneficial interest, with a par value of $0.01, of that MA series outstanding at the time of calculation of the MA series’ net asset values (“NAV”) on the business day immediately preceding the Effective Date of the Reorganization.  The reorganization contemplated hereby is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986 (the “Code”).  The Fund shall distribute to the MA series’ shareholders the shares of the corresponding DE series in accordance with this Agreement and the resolutions of the Board of Trustees of the Fund (the “Board of Trustees”) authorizing the transactions contemplated by this Agreement.  The DE series are newly organized to acquire the Assets and Liabilities of the corresponding MA series and have no assets and have carried on no business activities prior to the consummation of the reorganizations described herein.

                              (b)          In order to effect the delivery of shares described in Section 1(a)(ii) hereof, the DE Trust will establish an open account for each shareholder of the Fund and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of beneficial interest, without par value, of the corresponding DE series and class of the DE Trust equal to the number of full and fractional shares of beneficial interest such shareholder holds in the corresponding series and classes of the Fund at the time of calculation of the MA series’ NAV on the business day immediately preceding the Effective Date of the Reorganization.  Fractional shares of the DE Trust will be carried to the third decimal place.  At the time of calculation of the MA series’ NAV on the business day immediately preceding the Effective Date of the Reorganization, the NAV per share of each DE series and class of shares of the DE Trust shall be deemed to be the same as the NAV per share of each corresponding MA series and class of shares of the Fund.  On the Effective Date of the Reorganization, each certificate representing shares of an MA series, if any, will be deemed to represent the same number of shares of the corresponding series and class of the DE Trust.  Simultaneously with such crediting of the shares of the DE Trust to the shareholders of record of the Fund, the shares of the Fund held by such shareholders shall be cancelled.  Each shareholder of the Fund will have the right to deliver their share certificates of the Fund to the DE Trust in exchange for share certificates of the DE Trust.  However, a shareholder need not deliver such certificates to the DE Trust unless the shareholder so desires.

                              (c)          As soon as practicable after the Effective Date of the Reorganization, the Fund shall take all necessary steps under Massachusetts law to effect a complete dissolution and liquidation of the Fund and the MA series.

                              (d)          The expenses of entering into and carrying out this Agreement will be borne by the Fund to the extent not paid by its investment manager.

               2.            Closing and Effective Date of the Reorganization.

                              The Closing shall consist of (i) the conveyance, transfer and delivery of the Assets to the DE Trust, on behalf of its DE series, in exchange for the assumption and payment, when due, by the DE Trust, on behalf of its DE series, of the Liabilities of the corresponding MA series; and (ii) the issuance and delivery of the DE series’ shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions.  Subject to receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Fund at which this Agreement is considered and approved, the Closing shall occur on such date as the officers of the parties may mutually agree (“Effective Date of the Reorganization”).

               3.            Conditions Precedent.

                              The obligations of the Fund and the DE Trust to effectuate the transactions hereunder shall be subject to the satisfaction of each of the following conditions:

                              (a)          Such authority and orders from the U.S. Securities and Exchange Commission (the “Commission”) and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

                              (b)          (i) One or more post-effective amendments to the Fund’s Registration Statement on Form N-1A (“Registration Statement”) under the Securities Act of 1933 and the Investment Company Act of 1940 (the “1940 Act”), containing such amendments to such Registration Statement as are determined under the supervision of the Board of Trustees to be necessary and appropriate as a result of this Agreement, shall have been filed with the Commission; (ii) the DE Trust shall have adopted as its own such Registration Statement, as so amended; (iii) the most recent post-effective amendment or amendments to the Fund’s Registration Statement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop order, proceeding or threatened proceeding which shall have been withdrawn or terminated); and (iv) an amendment of the Form N-8A Notification of Registration filed pursuant to Section 8(a) of the 1940 Act (“Form N-8A”) reflecting the change in legal form of the Fund to a Delaware statutory trust shall have been filed with the Commission and the DE Trust shall have expressly adopted such amended Form N-8A as its own for purposes of the 1940 Act;

                              (c)          Each party shall have received an opinion of Stradley Ronon Stevens & Young, LLP, Philadelphia, Pennsylvania, to the effect that, assuming the reorganization contemplated hereby is carried out in accordance with this Agreement, the laws of the Commonwealth of Massachusetts and the State of Delaware, and in accordance with customary representations provided by the parties in a certificate(s) delivered to Stradley Ronon Stevens & Young, LLP, the reorganization contemplated by this Agreement qualifies as a “reorganization” under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Fund, on behalf of the MA series, or their shareholders, or the DE Trust, on behalf of the DE series;

                              (d)          The Fund shall have received an opinion of Stradley Ronon Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the Fund, to the effect that (i) the DE Trust is a statutory trust duly formed, in good standing and having a legal existence under the laws of the State of Delaware; (ii) this Agreement and the transactions contemplated thereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite statutory trust action of the DE Trust and this Agreement is a legal, valid and binding agreement of the DE Trust in accordance with its terms; and (iii) the shares of the DE Trust to be issued in the reorganization, upon issuance thereof in accordance with this Agreement, will have been validly issued and fully paid and will be nonassessable by the DE Trust;

# 1338728  v. 10

                              (e)          The DE Trust shall have received an opinion of Stradley Ronon Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the DE Trust, to the effect that: (i) the Fund is duly authorized to exercise all of the powers in its Agreement and Declaration of Trust and to transact business under the laws of the Commonwealth of Massachusetts; and (ii) this Agreement and the transactions contemplated hereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite trust action of the Fund and this Agreement is a legal, valid and binding agreement of the Fund in accordance with its terms;

                              (f)           The shares of the DE Trust are eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Fund are currently eligible for offering to the public so as to permit the issuance and delivery by the DE Trust of the shares contemplated by this Agreement to be consummated;

                              (g)          This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the appropriate action of the Board of Trustees and the shareholders of the Fund;

                              (h)          The shareholders of the Fund shall have voted to direct the Fund to vote, and the Fund shall have voted, as sole shareholder of each series and class of the DE Trust, to:

                                             (1)          Elect as Trustees of the DE Trust the following individuals:  Edward I. Altman, Ann Torre Bates, Burton J. Greenwald, Keith Mitchell, David W. Niemic, Charles Rubens II, Jan Hopkins Trachtman, Robert E. Wade, Gregory H. Williams, Gregory E. Johnson and Jennifer M. Johnson;

                                             (2)          Approve Investment Management Agreements between Franklin Advisory Services, LLC (the “Investment Manager”) and the DE Trust, on behalf of each DE series, which are substantially identical to the then-current Amended and Restated Investment Management Agreements between Investment Manager and the Fund with respect to the MA series; and

                                             (3)          Approve the DE Trust’s reliance upon the manager of manager’s order received by Franklin Templeton Investments, and on which the DE Trust and each DE series may rely, from the U.S. Securities and Exchange Commission and their operation in a manager of managers structure whereby the Investment Manager would be permitted to: (i) hire an investment manager to serve as a sub-adviser to a DE series; (ii) terminate a sub-adviser and hire one or more other sub-advisers; and (iii) materially amend sub-advisory agreements with sub-advisers, each without obtaining the approval of the shareholders of the DE series, but subject to the approval of the Board of Trustees of the DE Trust, including a majority of the Independent Trustees.

                              (i)           The Trustees of the DE Trust shall have duly adopted and approved this Agreement and the transactions contemplated hereby, including authorization of the issuance and delivery by the DE Trust of shares of the DE Trust on the Effective Date of the Reorganization and the assumption by the DE Trust of the Liabilities of the Fund in exchange for the Assets of the Fund pursuant to the terms and provisions of this Agreement, and shall have taken the following actions at a meeting duly called:

                                             (1)          Approval of the Investment Management Agreements described in paragraph (h)(2) of this Section 3 between the Investment Manager and the DE Trust on behalf of the DE series;

                                             (2)          Approval of the assignment to the DE Trust of the custody agreement, as amended to date, between The Bank of New York Mellon and the Fund;

# 1338728  v. 10

                                             (3)          Selection of PricewaterhouseCoopers LLP as the DE Trust’s independent auditors for the fiscal year ending October 31, 2015;

                                             (4)          Approval of a distribution agreement between the DE Trust and Franklin/Templeton Distributors, Inc.;

                                             (5)          Approval of a form of selling agreement between Franklin/Templeton Distributors, Inc. and securities dealers, including any amendment(s) to the form of selling agreement;

                                             (6)          Approval of distribution plans by the DE Trust pursuant to Rule 12b-1 under the 1940 Act relating to each of Class A, Class C and Class R (or their equivalents) on behalf of the appropriate DE series;

                                             (7)          Approval of the multiple class plans pursuant to Rule 18f-3;

(8)          Approval of the assignment to the DE Trust of the Amended and Restated Transfer Agent and Shareholder Services Agreement with Franklin Templeton Investor Services, LLC;

                                             (9)          Authorization of the issuance by the DE Trust of one share of each series and class of the DE Trust to the Fund in consideration for the payment of $1.00 for each such share for the purpose of enabling the Fund to vote on the matters referred to in paragraph (h) of this Section 3, and the subsequent redemption of such shares, all prior to the Effective Date of the Reorganization; and

                                             (10)        Submission of the matters referred to in paragraph (h) of this Section 3 to the Fund as sole shareholder of each series and class of the DE Trust.

                              At any time prior to the Closing, any of the foregoing conditions may be waived or amended, or any additional terms and conditions may be fixed, by the Board of Trustees, if, in the judgment of such Board of Trustees, such waiver, amendment, term or condition will not affect in a materially adverse way the benefits intended to be accorded the shareholders of the Trust under this Agreement.

4.                Dissolution of the Fund.

Promptly following the consummation of the Closing, the officers of the Fund shall take all steps necessary under Massachusetts law to dissolve its business trust status and the MA series, including publication of any necessary notices to creditors, receipt of any necessary pre-dissolution clearances from the Commonwealth of Massachusetts, and filing for record with the Secretary of the Commonwealth of Massachusetts of a Certificate of Termination.

5.            Termination.

                              The Board of Trustees may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Fund, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board of Trustees, the facts and circumstances make proceeding with this Agreement inadvisable.

               6.            Entire Agreement.

                              This Agreement embodies the entire agreement between the parties hereto and there are no agreements, understandings, restrictions or warranties among the parties hereto other than those set forth herein or herein provided for.

# 1338728  v. 10

               7.            Further Assurances; Other Agreements.

                              The Fund and the DE Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

                              The parties acknowledge and agree that this Agreement has been made and executed on behalf of the Fund and is not executed or made by the officers or Trustees of the Fund individually, but only as officers and Trustees under the Fund’s Agreement and Agreement and Declaration of Trust, as amended and restated to date, and that the obligations of the Fund hereunder are not binding upon any of the Trustees, officers or shareholders of the Fund individually, but bind only the estate of the Fund.

               8.            Counterparts.

                              This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

               9.            Governing Law.

                              This Agreement and the transactions contemplated hereby shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

               IN WITNESS WHEREOF, the Fund and the DE Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its Chairman, President or a Vice President and attested by its Secretary or an Assistant Secretary, all as of the day and year first-above written.

FRANKLIN VALUE INVESTORS TRUST

(a Massachusetts business trust)

Attest:

By:                                                                                    By: ____________________________

     Name:                                                                               Name:

     Title:                                                                                 Title:

FRANKLIN VALUE INVESTORS TRUST

(a Delaware statutory trust)

Attest:

By:                                                                                    By:

     Name:                                                                                Name:

     Title:                                                                                  Title:

# 1338728  v. 10

EXHIBIT A

Franklin All Cap Value Fund

Franklin Balance Sheet Investment Fund

Franklin Large Cap Value Fund

Franklin Microcap Value Fund

Franklin Midcap Value Fund

Franklin Small Cap Value Fund

# 1338728  v. 10

[THIS PAGE INTENTIONALLY LEFT BLANK]

# 1338728  v. 10

Exhibit D

COMPARISON OF MASSACHUSETTS AND DELAWARE GOVERNING INSTRUMENTS AND STATE LAW

The following is only a discussion of certain principal differences between the governing documents for Franklin Value Investors Trust, an existing Massachusetts business trust (“FVIT”), and its successor Delaware statutory trust of the same name (the “DE Trust”).  It is not a complete description of FVIT’s or the DE Trust’s governing documents.  Further information about FVIT’s current trust structure is contained in FVIT’s registration statement and governing documents and in relevant state law.

Organization and Capital Structure

               FVIT is a Massachusetts business trust (an “MBT”).  An MBT is an unincorporated business association organized under a Massachusetts statute governing business trusts (the “Massachusetts Statute”).  FVIT’s operations are governed by its Declaration of Trust (the “MA Declaration”) and its By-Laws (the “MA By-Laws”), both as they have been amended from time to time.  The business and affairs of FVIT are managed under the supervision of its Board of Trustees.

               The shares of beneficial interest of FVIT have a par value of $0.01 per share.  The MA Declaration authorizes an unlimited number of shares, which may be divided into separate and distinct series or classes.

               The DE Trust is a Delaware statutory trust (a “DST”).  A DST is an unincorporated association organized under the Delaware Statutory Trust Act (the “Delaware Act”).  Like an MBT, the DE Trust’s operations are governed by its Declaration of Trust (the “DE Declaration”) and its By-Laws (its “DE By-Laws”), and its business and affairs are managed under the supervision of its Board of Trustees.

               The DE Trust’s shares of beneficial interest are issued without par value.  The DE Declaration authorizes an unlimited number of shares, which may be divided into separate and distinct series or classes.  These series and classes will have the rights, powers and duties set forth in the DE Declaration or as specified in resolutions of the DE Trust’s Board of Trustees.  The DE Trust’s series and classes are identical to those of FVIT.

Meetings of Shareholders and Voting Rights

               None of the Massachusetts Statute, MA Declaration or MA By-Laws require FVIT to hold an annual shareholders’ meeting.  Rather, FVIT’s Board of Trustees decides whether and when shareholder meetings will be held.

               The MA Declaration provides that, except when a larger quorum is required by applicable law, 40% of the outstanding shares entitled to vote shall constitute a quorum at a shareholders’ meeting.  The MA Declaration provides that shareholders are entitled to one vote for each whole share that they own, and a proportionate fractional vote for each fractional share that they hold.  FVIT’s shareholders shall vote separately by series, except to the extent required by the Investment Company Act of 1940 (the “1940 Act”), or when its trustees have determined that the matter affects only the interests of shareholders of some, but not all, series of shares, in which case only the shareholders of the affected series shall be entitled to vote.  Subject to the foregoing requirements for voting shares separately by series, when a quorum is present at a meeting, a majority of the shares voted shall decide any questions and a plurality of votes shall elect a trustee, except when a larger vote is required by any provision of FVIT’s governing documents or by applicable law.

               The MA Declaration provides that shareholders shall have the power to vote only on: (1) the election of trustees; (2) the termination of FVIT or any of its series; (3) whether or not a court action should be brought derivatively or as a class action on behalf of FVIT or the shareholders; or (4) such additional matters as may be required by the MA Declaration, the MA By-Laws, FVIT’s registration with the U.S. Securities and Exchange Commission, any state or as the trustees may consider necessary or desirable.  There is no cumulative voting in the election of trustees under the MA Declaration.

# 1338728  v. 10

               Similarly, none of the Delaware Act, DE Declaration or DE By-Laws require the DE Trust to hold an annual shareholders’ meeting.  The DE By-Laws authorize the calling of a shareholders’ meeting by the Board of Trustees, the chairperson of the Board of Trustees or by the president of the trust to take action on any matter deemed necessary or desirable by the Board of Trustees.  A shareholder meeting for the purpose of electing trustees may also be called by the chairperson of the Board of Trustees, and shall be called by the president or any vice-president at the request of holders of 10% or more of the outstanding shares if the shareholders pay the reasonably estimated cost of preparing and mailing the notice.  No meeting may be called at the request of shareholders to consider any matter that is substantially the same as a matter voted upon at a shareholders’ meeting held during the preceding twelve (12) months, unless requested by holders of a majority of all outstanding shares entitled to vote at such meeting.

               The DE Declaration generally provides that each full share of the DE Trust is entitled to one vote and each fractional share is entitled to a fractional vote.  All shares of the DE Trust entitled to vote on a matter shall vote in the aggregate without differentiation between shares of separate series or classes.  With respect to any matter that affects only the interests of some but not all series or classes, or where otherwise required by the 1940 Act, only the shareholders of the affected series or classes shall be entitled to vote on the matter.

               The DE Declaration provides that forty percent (40%) of the outstanding shares of the DE Trust (or a series or class thereof, as applicable), entitled to vote at a meeting, which are present in person or represented by proxy, shall constitute a quorum at the meeting, except when there is a legal requirement for a larger quorum.  Subject to any legal requirements for a different vote, in all matters other than the election of trustees, shareholders may approve a proposal by a majority of votes cast.  Trustees are elected by a plurality of votes cast.  Where a separate vote by series or class is required, these voting requirements apply to those separate votes.  There is no cumulative voting for any matter.

Liability of Shareholders

               The Massachusetts Statute does not include an express provision relating to the limitation of liability of the beneficial owners of an MBT.  The MA Declaration provides that no shareholder shall be subject to any personal liability whatsoever to any person in connection with property of FVIT or the acts, obligations or affairs of FVIT.  The MA Declaration further provides that, if any shareholder is made a party to any suit or proceeding to enforce any such liability of FVIT, he or she shall not be held to any personal liability.  FVIT shall indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of being or having been a shareholder, and shall reimburse the shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.

               Consistent with the Delaware Act, the DE Declaration provides that no shareholder of the DE Trust, as such, shall be subject to any personal liability whatsoever to any person in connection with the property, acts, obligations or affairs of the DE Trust.  However, the DE Trust’s Board of Trustees may cause any shareholder to pay for charges of the DE Trust’s custodian or transfer, dividend disbursing, shareholder servicing or similar agent for services provided to that shareholder that are beyond the customary services provided for the benefit of all shareholders.

Liability Among Series

               The Massachusetts Statute does not contain statutory provisions addressing series or class liability with respect to multi-series or multi-class investment companies.  The MA Declaration provides that the assets and liabilities of a particular series shall be separate from any other series.  All persons extending credit to, contracting with, or having any claim against a particular series of FVIT shall look only to the assets of that particular series for payment of the credit, contract or claim.

               The Delaware Act provides that the debts, liabilities, obligations, and expenses with respect to a particular series of a statutory trust which is a registered investment company that issues multiple series of shares will be enforceable only against such particular series if the following conditions are met: (1) separate and distinct records are maintained for each series, and the assets associated with any such series are held in such separate and distinct records and accounted for in such separate and distinct records separately from the other assets of the statutory trust, or any other series thereof; (2) the governing instrument (i.e., the agreement and declaration of trust) so provides; and (3) notice of the limitation on liabilities of a particular series is set forth in the certificate of trust of the statutory trust.  The DE Declaration provides that each series of the DE Trust shall be separate and distinct from any other series of the DE Trust and shall hold and account for the assets and liabilities belonging to any series separately from the assets and liabilities of the DE Trust or any other series, and notice of the limitation on liabilities among series of the DE Trust is set forth in its certificate of trust.  Each class of a series of the DE Trust shall be separate and distinct from any other class of that series.

# 1338728  v. 10

Dividends and Distributions

               The MA Declaration provides that each shareholder of a series is entitled to receive a series’ distributions of income and capital gains in the manner, at the time and on the terms set by FVIT’s Board of Trustees.  The DE Declaration provides that the shareholders of any series or class of the DE Trust shall be entitled to receive dividends and distributions when, if and as declared by the Board of Trustees.  The right of the DE Trust’s shareholders to receive dividends or other distributions on shares of any class may be set forth in a plan adopted by the DE Trust’s Board of Trustees pursuant to the 1940 Act.  For both FVIT and the DE Trust, dividends and distributions may be paid in cash, kind or in shares of the trust, and the Board of Trustees may retain such amounts as they may deem necessary or desirable for the conduct of the trust’s affairs.

Election of Trustees; Terms; Removal

               The MA Declaration provides that, except in the event of death, resignation or removal, each FVIT trustee shall hold office until the next meeting of shareholders called for the purpose of electing trustees and until his or her successor is elected and qualified.  Under the MA Declaration, FVIT’s Board of Trustees, by action of a majority of the then-trustees at a duly constituted meeting, may remove trustees with or without cause.

               Under the DE Declaration, each trustee of the DE Trust shall hold office for the earlier of (1) the lifetime of the DE Trust; (2) the trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve; or (3) the next meeting of shareholders called for the purpose of electing trustees and the election and qualification of his or her successor.  Under the DE Declaration, any trustee may be removed, with or without cause, by the DE Trust’s Board of Trustees, by action of a majority of the trustees then in office, or by the vote of the shareholders at any meeting called for that purpose.

               There is no cumulative voting for the election of trustees of the MBT or DST.  The governing instruments for both FVIT and the DE Trust provide a mechanism for the respective Boards of Trustees to fill vacancies.

Liability of Trustees and Officers; Indemnification

               The Massachusetts Statute does not include an express provision limiting the liability of the trustees of an MBT.  The MA Declaration provides that no trustee, officer, employee or agent of FVIT shall be subject to any personal liability whatsoever, except that the trustees are not protected from any liability to which they may be subject as a result of their bad faith, willful misfeasance, gross negligence or reckless disregard in discharging their duties to FVIT or its shareholders.  Claimants may only look to the property of FVIT for satisfaction of claims arising in connection with the affairs of FVIT.  If any trustee, officer, employee or agent of FVIT is made a party to any suit or proceeding to enforce any such claim, he or she shall not be held to any personal liability.

               The MA Declaration provides that every person who is, or has been, a trustee or officer of FVIT shall be indemnified by FVIT to the fullest extent permitted by law.  This indemnification covers all liability and expenses reasonably incurred or paid in connection with any proceeding in which he or she becomes involved because of being or having been a trustee or officer.  The MA By-Laws further provide, however, that no indemnification shall be provided to a trustee or officer:  (1) for any liability to FVIT or the shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of the office; (2) for any matter where the trustee or officer has been finally adjudged to be liable in the performance of his or her duty to FVIT, unless and only to the extent that a legal determination has been made that the person was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of the office; (3) in the event of a settlement resulting in a payment by a trustee or officer, unless there has been a determination that the trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of the office; or (4) for any matter where the trustee or officer has been finally adjudged to be liable because he or she improperly received a personal benefit.

# 1338728  v. 10

               The Delaware Act provides that, except to the extent otherwise provided in the governing instrument of a DST, a trustee or any other person managing the DST, when acting in such capacity, will not be personally liable to any person other than the DST or a shareholder of the DST for any act, omission or obligation of the DST or any trustee thereof.  The DE Declaration provides that any person who is or was a trustee, officer, employee or other agent of the DE Trust shall be liable to the DE Trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing; or (2) for the person’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the person’s duties.  Except in these instances, these persons shall not be responsible or liable for any act or omission of any other agent of the DE Trust or its investment adviser or principal underwriter to the fullest extent that limitations of liability are permitted by the Delaware Act.  Moreover, except in these instances, none of these persons, when acting in their respective capacity as such, shall be personally liable to any other person, other than the DE Trust or its shareholders, for any act, omission or obligation of the DE Trust or any trustee thereof.

               the DE Trust shall indemnify, to the fullest extent permitted under applicable law, any of these persons who are a party to any proceeding because the person is or was an agent of the DE Trust.  These persons shall be indemnified against any expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful.  The termination of any proceeding by judgment, settlement or otherwise shall not in itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the conduct was unlawful.  There shall nonetheless be no indemnification for a person’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the person’s duties.

Preemptive, Dissenter’s and other Rights

               The MA Declaration provides that FVIT’s shareholders are not entitled to preference, preemptive, appraisal, conversion or exchange rights.  The DE Declaration provides that no shareholder shall have any preemptive or other right to subscribe for new or additional authorized but unissued shares or other securities issued by the DE Trust or any series thereof.

Amendments to Organizational Documents

               The MA Declaration may be amended by an instrument in writing signed by a majority of the trustees.  FVIT’s Board of Trustees may amend its MA Declaration in its sole discretion, and without the need for a shareholder vote, in order to add, delete, replace or modify any provisions relating to the shares of FVIT if the trustees determine that the action is consistent with the fair and equitable treatment of all shareholders or that shareholder approval is not otherwise required by the 1940 Act or other applicable law.  The MA By-Laws may be amended or repealed, or new MA By-Laws may be adopted, by:  (1) the vote of a majority of the outstanding shares; or (2) FVIT’s Board of Trustees.  However, the MA By-Laws may not be amended, adopted or repealed by the trustees if there is a legal requirement for a vote of shareholders.

               The DE Declaration may be amended or restated at any time by a written instrument signed by a majority of the DE Trust’s Board of Trustees and, if legally required, by approval of the amendment by shareholders.  The DE By-Laws may be amended, restated or repealed or new By-Laws may be adopted by the affirmative vote of a majority of shareholders of the DE Trust or by a majority of the DE Trust’s Board of Trustees.

# 1338728  v. 10

Inspection Rights

               The MA By-Laws provide that the minutes and accounting books and records shall be open to inspection upon the written demand of any shareholder at any reasonable time during regular business hours for a purpose reasonably related to the shareholder’s interests.

               The DE By-Laws provide that, upon reasonable written demand to the DE Trust, a shareholder may inspect certain information as to the governance and affairs of the DE Trust for any purpose reasonably related to the shareholder’s interest as a shareholder.  However, reasonable standards governing the information and documents to be furnished and the time and location of furnishing them (including limitations as to regular business hours), may be established by the Board of Trustees or, if the Board of Trustees has not done so, by the president, any vice-president or the secretary.  In addition, the DE By-Laws also authorize the Board of Trustees or, in case the Board of Trustees does not act, the president, any vice president or the secretary, to keep confidential from shareholders for a reasonable period of time any information that the Board of Trustees or the officer reasonably believes to be in the nature of trade secrets or other information that the Board of Trustees or the officer in good faith believes:  (1) would not be in the best interests of the DE Trust to disclose; (2) could damage the DE Trust; or (3) that the DE Trust is required by law or by agreement with a third party to keep confidential.

Dissolution and Termination

               The MA Declaration provides that FVIT or any of its series may be terminated by:  (1) the affirmative vote of the holders of not less than two-thirds of the outstanding shares of FVIT or a series thereof, as applicable; or (2) the trustees by written notice to shareholders.  After termination of FVIT or any series and any final distribution to shareholders, the Board of Trustees must wind up the affairs of FVIT or such series.

               Under the DE Declaration, the DE Trust, or one of its series or classes, may be dissolved by a majority of votes cast of the DE Trust, or a series or class thereof, as applicable, or at the discretion of its respective Board of Trustees at any time there are no outstanding shares or upon prior written notice to the DE Trust’s, or the series’ or class’ shareholders.  When the DE Trust or one of its series has dissolved, the Board of Trustees shall pay or make reasonable provision to pay all known claims and obligations, including those that are contingent, conditional and unmatured.  The DE Declaration further provides that any remaining assets of the DE Trust, if dissolved, or a dissolved series thereof shall be distributed to the shareholders of the DE Trust or a series thereof, as applicable, ratably according to the number of outstanding shares of the DE Trust or a series thereof held of record by the shareholders on the dissolution distribution date.

Mergers or Reorganizations

               The MA Declaration provides that any merger, consolidation or share exchange must be authorized by vote of a majority of the outstanding shares of FVIT, as a whole, or any affected series, as may be applicable.

               Under the DE Declaration, the Board of Trustees of the DE Trust, by vote of a majority of the trustees, may cause the DE Trust to merge or consolidate with or into one or more statutory trusts or other business entities.  Such a merger or consolidation would not require the vote of the shareholders unless a shareholder vote is required by the 1940 Act.

Derivative Actions

               The MA Declaration does not specifically address derivative actions other than the specific provision on shareholder voting regarding derivative actions described above.

               Under the Delaware Act, a shareholder may bring a derivative action if persons with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed.  A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and: (1) was a shareholder at the time of the transaction complained about; or (2) acquired the status of shareholder by operation of law or the DE Trust’s governing instrument from a person who was a shareholder at the time of the transaction.

               A shareholder’s right to bring a derivative action may also be subject to additional standards and restrictions set forth in the DE Trust’s governing instrument.  The DE Declaration provides that a shareholder may bring a derivative action on behalf of the DE Trust only if the following conditions are met.  The first condition is that the shareholder must first make a pre-suit demand upon the Board of Trustees to bring the action, unless the pre-suit demand is not likely to succeed.  A pre-suit demand shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of the action is composed of trustees who are not “independent trustees” (as such term is defined in the Delaware Act).  The second condition is that unless a demand is not required, shareholders eligible to bring a derivative action under the Delaware Act who hold at least 10% of the outstanding shares of the DE Trust, or 10% of the outstanding shares of the series or class to which the action relates, shall join the request for the Board of Trustees to commence such action.  And finally, the third condition is that unless a demand is not required, the Board of Trustees must be afforded a reasonable time to consider the request and to investigate the basis of the claim.  In such case, the Board of Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the DE Trust for the expense of any such advisors in the event the Board of Trustees determines not to bring such action.

# 1338728  v. 10

[THIS PAGE INTENTIONALLY LEFT BLANK]

# 1338728  v. 10

Exhibit E

FORM OF SUBADVISORY AGREEMENT

FRANKLIN Mutual Series Funds

On behalf of

FRANKLIN mutual European fund

THIS SUB-ADVISORY AGREEMENT made as of the [__] day of [______] 2015, by and between FRANKLIN MUTUAL ADVISERS, LLC, a Delaware limited liability company (“FMA”), and FRANKLIN TEMPLETON INVESTMENT MANAGEMENT LIMITED, incorporated under the laws of England (“FTIML”).

WITNESSETH

WHEREAS, FMA and FTIML are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and are engaged in the business of supplying investment management services, as an independent contractor;

WHEREAS, FMA, pursuant to an amended and restated investment management agreement (“Investment Management Agreement”), has been retained to render investment management services to Franklin Mutual European Fund (the “Fund”), a series of Franklin Mutual Series Funds (the “Trust”), an investment management company registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, FMA desires to retain FTIML to render investment advisory, research and related services to the Fund pursuant to the terms and provisions of this Agreement, and FTIML is interested in furnishing said services.

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

1.            FMA hereby retains FTIML, and FTIML hereby accepts such engagement, to furnish certain investment advisory services with respect to the assets of the Fund, as more fully set forth herein.

(a)          Subject to the overall policies, control, direction and review of the Trust’s Board of Trustees (the “Board”) and to the instructions and supervision of FMA, FTIML agrees to provide certain investment advisory services with respect to securities and investments and cash equivalents in the Fund.  FMA will continue to have full responsibility for all investment advisory services provided to the Fund, including determining the manner in which any voting rights, rights to consent to corporate action and any other rights pertaining to the investment securities within the Fund shall be exercised.

(b)          Both FTIML and FMA may place all purchase and sale orders on behalf of the Fund.

(c)          Unless otherwise instructed by FMA or the Board, and subject to the provisions of this Agreement and to any guidelines or limitations specified from time to time by FMA or by the Board, FTIML shall report daily all transactions effected by FTIML on behalf of the Fund to FMA and to other entities as reasonably directed by FMA or the Board.

(d)          For the term of this Agreement, FTIML shall provide the Board at least quarterly, in advance of the regular meetings of the Board, a report of its activities hereunder on behalf of the Fund and its proposed strategy for the next quarter, all in such form and detail as requested by the Board. Any team members shall also be available to attend such meetings of the Board as the Board may reasonably request.

# 1338728  v. 10

(e)          In performing its services under this Agreement, FTIML shall adhere to the Fund’s investment objective, policies and restrictions as contained in the Fund’s Prospectus and Statement of Additional Information, and in the Trust’s Agreement and Declaration of Trust, and to the investment guidelines most recently established by FMA and shall comply with the provisions of the 1940 Act and the rules and regulations of the SEC thereunder in all material respects and with the provisions of the United States Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies.

(f)           In carrying out its duties hereunder, FTIML shall comply with all reasonable instructions of the Fund or FMA in connection therewith.

2.            In performing the services described above, FTIML shall use its best efforts to obtain for the Fund the most favorable price and execution available. Subject to prior authorization of appropriate policies and procedures by the Board, FTIML may, to the extent authorized by law and in accordance with the terms of the Fund’s Investment Management Agreement, Prospectus and Statement of Additional Information, cause the Fund to pay a broker who provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, in recognition of the brokerage and research services that such broker provides, viewed in terms of either the particular transaction or FTIML’s overall responsibilities with respect to accounts managed by FTIML.  FTIML may use for the benefit of its other clients, or make available to companies affiliated with FTIML for the benefit of FTIML’s clients, any such brokerage and research services that FTIML obtains from brokers or dealers. To the extent authorized by applicable law, FTIML shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

3.            (a)          FMA shall pay to FTIML a monthly fee in U.S. dollars equal to 10% of the net investment advisory fee payable by the Fund to FMA (the “Net Investment Advisory Fee”), calculated daily, as compensation for the services rendered and obligations assumed by FTIML during the preceding month.

                              For purposes of this Agreement, the Net Investment Advisory Fee payable by the Fund to FMA shall equal (i) 96% of an amount equal to the total investment management fees payable to FMA, minus any Fund fees and/or expenses waived or reimbursed by FMA, minus (ii) any fees payable by FMA to Franklin Templeton Services, LLC for fund administrative services.

                              The sub-advisory fee under this Agreement shall be payable on the first business day of the first month following the effective day of this Agreement and shall be reduced by the amount of any advance payments made by FMA relating to the previous month.

(b)          If this Agreement is terminated prior to the end of any month, the monthly fee shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the total number of calendar days in the month, and shall be payable within 10 days after the date of termination.

4.            It is understood that the services provided by FTIML are not to be deemed exclusive. FMA acknowledges that FTIML may have investment responsibilities, render investment advice to, or perform other investment advisory services to other investment companies and clients, which may invest in the same type of securities as the Fund (collectively, “Clients”).  FMA agrees that FTIML may give advice or exercise investment responsibility and take such other action with respect to such Clients which may differ from advice given or the timing or nature of action taken with respect to the Fund. In providing services, FTIML may use information furnished by others to FMA and FTIML in providing services to other such Clients.

5.            FTIML agrees to use its best efforts in performing the services to be provided by it pursuant to this Agreement.

6.            During the term of this Agreement, FTIML will pay all expenses incurred by it in connection with the services to be provided by it under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund. The Fund and FMA will be responsible for all of their respective expenses and liabilities.

7.            FTIML shall, unless otherwise expressly provided and authorized, have no authority to act for or represent FMA or the Fund in any way, or in any way be deemed an agent for FMA or the Fund.

8.            FTIML will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where FTIML may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

9.            This Agreement shall become effective as of the date first written above and shall continue in effect for two years.  If not sooner terminated, this Agreement shall continue in effect for successive periods not exceeding 12 months each thereafter, provided that each such continuance shall be specifically approved at least annually by the vote of a majority of the Trust’s Board of Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and either the vote of (a) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or (b) a majority of the Trust’s Board of Trustees as a whole.

10.          (a)          Notwithstanding the foregoing, this Agreement may be terminated (i) at any time, without the payment of any penalty, by the Board upon written notice to FMA and FTIML, or by vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or (ii) by FMA or FTIML upon not less than sixty (60) days’ written notice to the other party.

                              (b)          This Agreement shall terminate automatically in the event of any assignment thereof, as defined in the 1940 Act, and in the event of any termination or assignment of the Investment Management Agreement between FMA and the Fund. (“Assignment” has the meaning set forth in the 1940 Act.)

11.          (a)          In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder on the part of FTIML, neither FTIML nor any of its directors, officers, employees or affiliates shall be subject to liability to FMA, the Trust or the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

(b)          Notwithstanding paragraph 11(a), to the extent that FMA is found by a court of competent jurisdiction, or the SEC or any other regulatory agency, to be liable to the Fund or any shareholder (a “liability”) for any acts undertaken by FTIML pursuant to authority delegated as described in Paragraph 1(a), FTIML shall indemnify FMA and each of its affiliates, officers, directors and employees (each a “Franklin Indemnified Party”) harmless from, against, for and in respect of all losses, damages, costs and expenses incurred by a Franklin Indemnified Party with respect to such liability, together with all legal and other expenses reasonably incurred by any such Franklin Indemnified Party, in connection with such liability.

(c)          No provision of this Agreement shall be construed to protect any director or officer of FMA or FTIML from liability in violation of Sections 17(h) or (i), respectively, of the 1940 Act.

12.          In compliance with the requirements of Rule 31a-3 under the 1940 Act, FTIML hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund, or to any third party at the Fund’s direction, any of such records upon the Fund’s request. FTIML further agrees to preserve for periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

               13.          Upon termination of FTIML’s engagement under this Agreement or at the Fund’s direction, FTIML shall forthwith deliver to the Fund, or to any third party at the Fund’s direction, all records, documents and

# 1338728  v. 10

books of accounts which are in the possession or control of FTIML and relate directly and exclusively to the performance by FTIML of its obligations under this Agreement; provided, however, that FTIML shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with applicable laws, in which case FTIML shall provide the Fund or a designated third party with copies of such retained documents unless providing such copies would contravene such rules, regulations and laws.

                              Termination of this Agreement or FTIML’s engagement hereunder shall be without prejudice to the rights and liabilities created hereunder prior to such termination.

               14.          If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, in whole or in part, the other provisions hereof shall remain in full force and effect. Invalid provisions shall, in accordance with the intent and purpose of this Agreement, be replaced by such valid provisions which in their economic effect come as closely as legally possible to such invalid provisions.

               15.          Any notice or other communication required to be given pursuant to this Agreement shall be in writing and given by personal delivery or by facsimile transmission and shall be effective upon receipt. Notices and communications shall be given:

(i)           to FMA:
101 John F. Kennedy Parkway

Short Hills, NJ 07078

(ii)          to FTIML:
The Adelphi Building
1-11 John Adam Street
London, England  WC2N 6HT
United Kingdom
Facsimile:  44-020-70738700

16.          This Agreement shall be interpreted in accordance with and governed by the laws of the State of Delaware.

17.          FTIML acknowledges that it has received notice of and accepts the limitations of the Trust’s liability as set forth in its Agreement and Declaration of Trust.  FTIML agrees that the Trust’s obligations hereunder shall be limited to the assets of the Fund; that no other series of the Trust shall be liable with respect to this Agreement or in connection with the matters contemplated herein; and that FTIML shall not seek satisfaction of any such obligation from any shareholders of the Trust, the Fund nor from any trustee, officer, employee or agent of the Trust, or from any other series of the Trust.

# 1338728  v. 10

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers.

FRANKLIN MUTUAL ADVISERS, LLC

By:

Name:  [Name]

Title:    [Title]

FRANKLIN TEMPLETON INVESTMENT MANAGEMENT LIMITED

By:

Name:  [Name]

Title:    [Title]

# 1338728  v. 10

[THIS PAGE INTENTIONALLY LEFT BLANK]

# 1338728  v. 10

Exhibit F

GENOCIDE-FREE INVESTING

SHAREHOLDER RESOLUTION FOR FRANKLIN TEMPLETON MUTUAL SHARES Z FUND (MUTHX)

WHEREAS:

Franklin Templeton (FT) portfolio managers make their investment decisions based on business and financial considerations, and seem to ignore other issues unless they conflict with legal standards. Even in the face of the most egregious violations of human rights, apparently no ethical guidelines regulate FT portfolio manager’s investment choices.

As of August 2007, FT was one of the world’s largest holders of PetroChina shares. We believe PetroChina’s closely related parent, the China National Petroleum Company, is providing funding the Government of Sudan’s military needs to conduct genocide in Darfur.

Thus, ordinary individuals, through their investments in FT, inadvertently invest in companies funding genocide.  Since no policy prevents these investments, holdings in these problem companies may increase or involve new offerings in the future.

In a 2007 study by KRC Research, 71% of respondents said companies should take extreme cases of human rights abuses such as genocide into account rather than base investment decisions solely on economic criteria.

In our opinion FT has become a symbol of investor irresponsibility by refusing to consider even extreme ethical issues when making investment decisions. Its damaged reputation can impact employee morale, increase its cost to acquire customers, reduce the shareholder base for distributing expenses, and diminish the value of shareholder investments.

There is no compelling reason to invest in companies that fund genocide.  There are ample alternative opportunities for investment and the firm’s returns are more impacted by overall asset allocation, sector, and style choices than the individual companies selected.

Repeated attempts to engage FT on this issue have not resulted in policy changes or recognized standards of ethical responsibility.

Stock divestment has proven effective at modifying policies of foreign governments.  For example, the campaign against Talisman Energy contributed to the January 2005 Comprehensive Peace Agreement between Khartoum and South Sudan.

RESOLVED:

In order to ensure that Franklin Templeton is an ethically managed company that respects the spirit of international law and is a responsible member of society, shareholders request that the Board institute oversight procedures to screen out investments in companies that, in the judgment of the Board, substantially contribute to genocide, patterns of extraordinary and egregious violations of human rights, or crimes against humanity.

DISCUSSION:

This resolution requests procedures to avoid future investments in companies complicit in genocide. Firms with existing investments in problem companies have two acceptable options. If the holding is substantial enough that the fund can effectively influence the problem company’s management and the company is receptive to engagement, then this may be appropriate. If the holding is relatively small or the problem company does not respond adequately to engagement efforts, then shares should be sold.

# 1338728  v. 10

[THIS PAGE INTENTIONALLY LEFT BLANK]

F-1

# 1338728  v. 10

Exhibit G

OUTSTANDING SHARES AND CLASSES OF THE FUNDS AS OF JANUARY 27, 2015

Trust/Fund Name/Class	Number of Outstanding Shares
FRANKLIN ALTERNATIVE STRATEGIES FUNDS
Franklin Pelagos Commodities Strategy Fund Class A Shares Class C Shares Class R Shares Class R6 Shares Advisor Class Shares
Franklin K2 Alternative Strategies Fund Class A Shares Class C Shares Class R Shares Class R6 Shares Advisor Class Shares

FRANKLIN MANAGED TRUST
Franklin Rising Dividends Fund Class A Shares Class C Shares Class R Shares Class R6 Shares Advisor Class Shares

FRANKLIN MUTUAL SERIES FUNDS
Franklin Mutual Beacon Fund Class A Shares Class C Shares Class R Shares Class R6 Shares Class Z Shares
Franklin Mutual European Fund Class A Shares Class C Shares Class R Shares Class R6 Shares Class Z Shares
Franklin Mutual Financial Services Fund Class A Shares Class C Shares Class R Shares Class R6 Shares Class Z Shares
Franklin Mutual Global Discovery Fund Class A Shares Class C Shares Class R Shares Class R6 Shares Class Z Shares
Franklin Mutual International Fund Class A Shares Class C Shares Class R Shares Class R6 Shares Class Z Shares
Franklin Mutual Quest Fund Class A Shares Class C Shares Class R Shares Class R6 Shares Class Z Shares
Franklin Mutual Shares Fund Class A Shares Class C Shares Class R Shares Class R6 Shares Class Z Shares

FRANKLIN VALUE INVESTORS TRUST
Franklin All Cap Value Fund Class A Shares Class C Shares Class R Shares Advisor Class Shares
Franklin Balance Sheet Investment Fund Class A Shares Class C Shares Class R Shares Class R6 Shares Advisor Class Shares
Franklin Large Cap Value Fund Class A Shares Class C Shares Class R Shares Class R6 Shares Advisor Class Shares
Franklin MicroCap Value Fund Class A Shares Class R6 Shares Advisor Class Shares
Franklin MidCap Value Fund Class A Shares Class C Shares Class R Shares Advisor Class Shares
Franklin Small Cap Value Fund Class A Shares Class C Shares Class R Shares Class R6 Shares Advisor Class Shares

# 1338728  v. 10

[THIS PAGE INTENTIONALLY LEFT BLANK]

G-1

# 1338728  v. 10

Exhibit H

PRINCIPAL HOLDERS OF FUND SHARES AS OF JANUARY 27, 2015

               As of January 27, 2015, the following shareholders owned beneficially 5% or more of the outstanding shares of a Fund. For purposes of the 1940 Act, any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the following table as the beneficial owner and holder of record of more than 25% of the outstanding voting securities of a Fund and has voting and/or investment power, the shareholder may be presumed to control such Fund.

Trust Name/Fund Name/Class	Name and Address of Account	Share Amount	Percentage of Class (%)
FRANKLIN ALTERNATIVE STRATEGIES FUNDS
Franklin Pelagos Commodities Strategy Fund Class [_] Shares
Franklin K2 Alternative Strategies Fund Class [_] Shares

FRANKLIN MANAGED TRUST
Franklin Rising Dividends Fund Class [_] Shares

FRANKLIN MUTUAL SERIES FUNDS
Franklin Mutual Beacon Fund Class [_] Shares
Franklin Mutual European Fund Class [_] Shares
Franklin Mutual Financial Services Fund Class [_] Shares
Franklin Mutual Global Discovery Fund Class [_] Shares
Franklin Mutual International Fund Class [_] Shares
Franklin Mutual Quest Fund Class [_] Shares
Franklin Mutual Shares Fund Class [_] Shares

FRANKLIN VALUE INVESTORS TRUST
Franklin All Cap Value Fund Class [_] Shares
Franklin Balance Sheet Investment Fund Class [_] Shares
Franklin Large Cap Value Fund Class [_] Shares
Franklin MicroCap Value Fund Class [_] Shares
Franklin MidCap Value Fund Class [_] Shares
Franklin Small Cap Value Fund Class [_] Shares

G-2

# 1338728  v. 10

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE DETACH AT PERFORATION BEFORE MAILING.

PROXY                                                                                                                                                                                    PROXY

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Franklin Pelagos Commodities Strategy Fund

Franklin K2 Alternative Strategies Fund

SPECIAL JOINT MEETING OF SHAREHOLDERS

April 7, 2015

The undersigned hereby revokes all previous proxies for his/her shares of [________] (the “Fund”) and appoints Craig S. Tyle, Alison Bauer, Steven J. Gray, Karen L. Skidmore and Lori A. Weber, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (“Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time on April 7, 2015, including any postponements or adjournments thereof, upon the matter set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited on behalf of the Board of Trustees of Franklin Alternative Strategies Funds, on behalf of the Fund.  It will be voted as specified.  If no specification is made, this proxy shall be voted FOR Proposal 1 (including all nominees for Trustee).  If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY.  THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

[VOTE VIA THE INTERNET:

www.franklintempleton.com

VOTE VIA THE TELEPHONE: [1-888-502-0385]

CONTROL NUMBER: 999 9999 9999 999]

Note:  Please sign exactly as your name appear on the proxy.  If signing for estates, trusts or corporations, your title or capacity should be stated.  If shares are held jointly, one or more joint owners should sign personally.

___________________________________

Signature

___________________________________

Signature (if held jointly)

___________________________________

Date

(Please see reverse side)

# 1351888  v. 2

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Please detach at perforation before mailing.

--------------------------------------------------------------------------------------

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSAL 1.

Please mark votes as in this example:  [X]

1. To elect a Board of Trustees

Edward I. Altman

Ann Torre Bates

Burton J. Greenwald

Keith Mitchell

David W. Niemiec

Charles Rubens II

Jan Hopkins Trachtman

Robert E. Wade

Gregory H. Williams

Gregory E. Johnson

Jennifer M. Johnson

☐ Mark here to vote FOR all nominees	☐ Mark here to WITHHOLD vote from all nominees	☐ For All EXCEPT – To withhold authority to vote for any nominee(s), write name(s) of such nominee below

IMPORTANT:  PLEASE SIGN AND MAIL IN YOUR PROXY TODAY

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE.  NO POSTAGE IS REQUIRED IF MAILED IN THE U.S.

# 1351888  v. 2

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE DETACH AT PERFORATION BEFORE MAILING.

PROXY                                                                                                                                                                                    PROXY

FRANKLIN MANAGED TRUST

Franklin Rising Dividends Fund

SPECIAL JOINT MEETING OF SHAREHOLDERS

April 7, 2015

The undersigned hereby revokes all previous proxies for his/her shares of Franklin Rising Dividends Fund (the “Fund”) and appoints Craig S. Tyle, Alison Bauer, Steven J. Gray, Karen L. Skidmore and Lori A. Weber, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (“Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time on April 7, 2015, including any postponements or adjournments thereof, upon the matter set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited on behalf of the Board of Trustees of Franklin Managed Trust, on behalf of the Fund.  It will be voted as specified.  If no specification is made, this proxy shall be voted FOR Proposal 1 (including all nominees for Trustee) and Proposal 3.  If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY.  THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

[VOTE VIA THE INTERNET:

www.franklintempleton.com

VOTE VIA THE TELEPHONE: [1-888-502-0385]

CONTROL NUMBER: 999 9999 9999 999]

Note:  Please sign exactly as your name appear on the proxy.  If signing for estates, trusts or corporations, your title or capacity should be stated.  If shares are held jointly, one or more joint owners should sign personally.

___________________________________

Signature

___________________________________

Signature (if held jointly)

___________________________________

Date

(Please see reverse side)

# 1351915  v. 2

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Please detach at perforation before mailing.

--------------------------------------------------------------------------------------

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSALS 1 AND 3.

Please mark votes as in this example:  [X]

1. To elect a Board of Trustees

Edward I. Altman

Ann Torre Bates

Burton J. Greenwald

Keith Mitchell

David W. Niemiec

Charles Rubens II

Jan Hopkins Trachtman

Robert E. Wade

Gregory H. Williams

Gregory E. Johnson

Jennifer M. Johnson

William J. Lippman

☐ Mark here to vote FOR all nominees	☐ Mark here to WITHHOLD vote from all nominees	☐ For All EXCEPT – To withhold authority to vote for any nominee(s), write name(s) of such nominee below

3. To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.	FOR ☐	AGAINST ☐	ABSTAIN ☐

IMPORTANT:  PLEASE SIGN AND MAIL IN YOUR PROXY TODAY

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE.  NO POSTAGE IS REQUIRED IF MAILED IN THE U.S.

# 1351915  v. 2

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE DETACH AT PERFORATION BEFORE MAILING.

PROXY                                                                                                                                                                                    PROXY

FRANKLIN MUTUAL SERIES FUNDS

Franklin Mutual Beacon Fund

Franklin Mutual European Fund

Franklin Mutual Financial Services Fund

Franklin Mutual Global Discovery Fund

Franklin Mutual International Fund

Franklin Mutual Quest Fund

Franklin Mutual Shares Fund

SPECIAL JOINT MEETING OF SHAREHOLDERS

April 7, 2015

The undersigned hereby revokes all previous proxies for his/her shares of [__________] (the “Fund”) and appoints Craig S. Tyle, Alison Bauer, Steven J. Gray, Karen L. Skidmore and Lori A. Weber, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (“Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time on April 7, 2015, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited on behalf of the Board of Trustees of Franklin Mutual Series Funds (“FMSF”), on behalf of the Fund.  It will be voted as specified.  If no specification is made, this proxy shall be voted FOR Proposal 1 (including all nominees for Trustee), Proposal 2, Proposal 3 and Proposal 5, and AGAINST Proposals 6a–6e.  If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY.  THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

[VOTE VIA THE INTERNET:

www.franklintempleton.com

VOTE VIA THE TELEPHONE: [1-888-502-0385]

CONTROL NUMBER: 999 9999 9999 999]

Note:  Please sign exactly as your name appear on the proxy.  If signing for estates, trusts or corporations, your title or capacity should be stated.  If shares are held jointly, one or more joint owners should sign personally.

___________________________________

Signature

___________________________________

Signature (if held jointly)

___________________________________

Date

# 1351890  v. 3

(Please see reverse side)

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Please detach at perforation before mailing.

--------------------------------------------------------------------------------------

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSALS 1, 2, 3 and 5, and AGAINST PROPOSALS 6a–6e.

Please mark votes as in this example:  [X]

1. To elect a Board of Trustees

Edward I. Altman

Ann Torre Bates

Burton J. Greenwald

Keith Mitchell

David W. Niemiec

Charles Rubens II

Jan Hopkins Trachtman

Robert E. Wade

Gregory H. Williams

Gregory E. Johnson

Peter A. Langerman

☐ Mark here to vote FOR all nominees	☐ Mark here to WITHHOLD vote from all nominees	☐ For All EXCEPT – To withhold authority to vote for any nominee(s), write name(s) of such nominee below _____________________________
2. For each Fund, to approve an amendment to the current fundamental investment restriction regarding investments in commodities.	FOR ☐	AGAINST ☐	ABSTAIN ☐
3. For each Fund, to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.	FOR ☐	AGAINST ☐	ABSTAIN ☐
5. For Franklin Mutual European Fund, to approve a new subadvisory agreement with Franklin Templeton Investment Management Limited.	FOR ☐	AGAINST ☐	ABSTAIN ☐

# 1351890  v. 3

6a. For Franklin Mutual Shares Fund, if properly presented, a shareholder proposal submitted by Mr. Robert S. Weiner requesting that the FMSF Board institute procedures to prevent holding investments in companies that, in the judgment of the FMSF Board, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.

FOR ☐	AGAINST ☐	ABSTAIN ☐

6b. For Franklin Mutual Shares Fund, if properly presented, a shareholder proposal submitted by Ms. Aya Betensky requesting that the FMSF Board institute procedures to prevent holding investments in companies that, in the judgment of the FMSF Board, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.

FOR ☐	AGAINST ☐	ABSTAIN ☐

6c. For Franklin Mutual Global Discovery Fund, if properly presented, a shareholder proposal submitted by Mr. Carol Haskell and Mr. Jonathan Seidel requesting that the FMSF Board institute procedures to prevent holding investments in companies that, in the judgment of the FMSF Board, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.

FOR ☐	AGAINST ☐	ABSTAIN ☐

6d. For Franklin Mutual Quest Fund, if properly presented, a shareholder proposal submitted by Ms. Linda J. Weiner requesting that the FMSF Board institute procedures to prevent holding investments in companies that, in the judgment of the FMSF Board, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.

FOR ☐	AGAINST ☐	ABSTAIN ☐

6e. For Franklin Mutual Shares Fund, if properly presented, a shareholder proposal submitted by Mr. William Rosenfield requesting that the FMSF Board institute oversight procedures to screen out investments in companies that, in the judgment of the FMSF Board, substantially contribute to genocide, patterns of extraordinary and egregious violations of human rights, or crimes against humanity, in order to ensure that Franklin Templeton is an ethically managed company that respects the spirit of international law and is a responsible member of society.

FOR ☐	AGAINST ☐	ABSTAIN ☐

IMPORTANT:  PLEASE SIGN AND MAIL IN YOUR PROXY TODAY

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE.  NO POSTAGE IS REQUIRED IF MAILED IN THE U.S.

# 1351890  v. 3

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE DETACH AT PERFORATION BEFORE MAILING.

PROXY                                                                                                                                                                                    PROXY

FRANKLIN VALUE INVESTORS TRUST

Franklin All Cap Value Fund

Franklin Balance Sheet Investment Fund

Franklin Large Cap Value Fund

Franklin MicroCap Value Fund

Franklin MidCap Value Fund

Franklin Small Cap Value Fund

SPECIAL JOINT MEETING OF SHAREHOLDERS

April 7, 2015

The undersigned hereby revokes all previous proxies for his/her shares of [__________] (the “Fund”) and appoints Craig S. Tyle, Alison Bauer, Steven J. Gray, Karen L. Skidmore and Lori A. Weber, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (“Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time on April 7, 2015, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited on behalf of the Board of Trustees of Franklin Value Investors Trust (“FVIT”), on behalf of the Fund.  It will be voted as specified.  If no specification is made, this proxy shall be voted FOR Proposal 1 (including all nominees for Trustee), Proposal 3 and Proposal 4.  If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY.  THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

[VOTE VIA THE INTERNET:

www.franklintempleton.com

VOTE VIA THE TELEPHONE: [1-888-502-0385]

CONTROL NUMBER: 999 9999 9999 999]

Note:  Please sign exactly as your name appear on the proxy.  If signing for estates, trusts or corporations, your title or capacity should be stated.  If shares are held jointly, one or more joint owners should sign personally.

___________________________________

Signature

___________________________________

Signature (if held jointly)

___________________________________

Date

# 1351914  v. 1

(Please see reverse side)

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Please detach at perforation before mailing.

--------------------------------------------------------------------------------------

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSALS 1, 3 and 4.

Please mark votes as in this example:  [X]

1. To elect a Board of Trustees

Edward I. Altman

Ann Torre Bates

Burton J. Greenwald

Keith Mitchell

David W. Niemiec

Charles Rubens II

Jan Hopkins Trachtman

Robert E. Wade

Gregory H. Williams

Gregory E. Johnson

Jennifer M. Johnson

William J. Lippman

☐ Mark here to vote FOR all nominees	☐ Mark here to WITHHOLD vote from all nominees	☐ For All EXCEPT – To withhold authority to vote for any nominee(s), write name(s) of such nominee below _____________________________

3. For each Fund, to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.	FOR ☐	AGAINST ☐	ABSTAIN ☐
4. For each Fund, to approve an agreement and plan of reorganization that provides for the reorganization of FVIT to a Delaware statutory trust.	FOR ☐	AGAINST ☐	ABSTAIN ☐

# 1351914  v. 1

IMPORTANT:  PLEASE SIGN AND MAIL IN YOUR PROXY TODAY

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE.  NO POSTAGE IS REQUIRED IF MAILED IN THE U.S.

# 1351914  v. 1